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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
         of the Securities Exchange Act of 1934 (Amendment No.      )
                                                             -------

Check the appropriate box:

[X]      Preliminary Information Statement
         Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                                  ARMITEC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

         [ ]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: Common Stock, par value $0.00167

         (2)      Aggregate number of securities to which transaction applies:
                  13,940,785

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.00167 per share

         (4)      Proposed maximum aggregate value of transaction: $23,281.07

         (5)      Total fee paid:  $4.66

         [X]      Fee paid previously with preliminary materials:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:  Armitec, Inc.

         (4)      Date Filed:  December [                ], 2000
                                         ----------------



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                                  ARMITEC, INC.

                              Post Office Box 21238
                           St. Simons Island, GA 31502

                        INFORMATION STATEMENT PURSUANT TO
                      REGULATION 14C PROMULGATED UNDER THE
                         SECURITIES EXCHANGE ACT OF 1934


         WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS DESCRIBED BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF ARMITEC, INC'S OUTSTANDING SHARES OF COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY. PLEASE DO NOT SEND IN ANY OF YOUR SHARE CERTIFICATES AT THIS TIME.

         Pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Section 228(d) of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), this information statement is being mailed on or about December __, 2000 to holders of record as of September 22, 2000 (the "Record Date") of shares of common stock, par value $0.00167 ("Common Stock"), of Armitec, Inc., a Delaware corporation (the "Company" or "Armitec"). It is being furnished in connection with an amendment to the Company's Amended and Restated Certificate of Incorporation by written consent of the holders of a majority of the outstanding shares of Common Stock, which effected a one-for-ten reverse stock split of the Company's issued and outstanding Common Stock. This information statement is also being furnished in connection with the adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation by written consent of the holders of a majority of the outstanding shares of Common Stock (the "Majority of the Shareholders"), which changed the name of the Company from Family Health Systems, Inc. to Armitec, Inc., and increased the authorized shares of Common Stock of the Company to Fifty Million (50,000,000). This information statement is also being furnished in connection with a Plan and Agreement to Exchange Stock by and among Armitec.com, Inc. ("Armitec.com"), the Armitec.com shareholders and the Company.

THE REVERSE STOCK SPLIT

         On April 1, 1993, the Company's Board of Directors approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse stock split (the "Reverse Split") of the Company's then issued and outstanding Common Stock (the "Prior Common"). The amendment was approved in a written consent executed by the holders of more than a majority of the outstanding shares of Common Stock.

         Pursuant to the Reverse Split, each of the ten shares of Prior Common issued and outstanding was reclassified as, and exchanged for, one share of newly issued Common Stock, par value $.00167 ("New Common").

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         The Reverse Split occurred on April 30, 1993 (the "Effective Date")
without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Prior Common are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common that each such stockholder is entitled to receive as a consequence of the Reverse Split. After the Effective Date of the Reverse Split, the certificates representing shares of Prior Common represent one-tenth the number of shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange. No fractional shares of New Common will be issued and, in lieu thereof, stockholders holding a number of shares of Prior Common not evenly divisible by 10, and stockholders holding fewer than 10 shares of Prior Common prior to the Effective Date, upon surrender of their old certificates, will receive one share of stock in lieu of fractional shares of New Common.

         The Reverse Split did not materially affect the proportionate equity interest in the Company of any holder of Prior Common or the relative rights, preferences, privileges or priorities of any such stockholder, and the par value per share of the Common Stock was not changed. The New Common issued pursuant to the Reverse Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Prior Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock which may be issued.

THE AMENDMENTS

         On August 24, 2000, the Board of Directors ("Board") unanimously and the holders of a majority of the outstanding voting securities of the Company approved, by written consent, an amendment to the Company's Amended and Restated Certificate of Incorporation which changed the name of the Company from Family Health Systems, Inc. to Armitec, Inc. (the "Name Change"), and increased the authorized shares of Common Stock of the Company to Fifty Million (50,000,000) (the "Authorized Share Increase"). An amendment to the Company's Certificate of Incorporation reflecting the Name Change and the Authorized Share Increase was filed with the Secretary of the State of Delaware on August 30, 2000.

THE SHARE EXCHANGE

         On September 15, 2000, the Board unanimously and the Majority of the Shareholders approved the terms of the purchase of Armitec.com, Inc. Those basic terms involve the issuance of the Company's Common Stock to the shareholders of Armitec.com in exchange for their shares of Armitec.com., so that after the issuance, the shareholders of Armitec.com will hold 45.68% of the outstanding shares of the Company and the current shareholders of the Company will retain 10.00% ownership. Additionally, 39.32% of the outstanding shares of the Company will be reserved for use in a Private Offering of such shares in order to raise capital for the Company. To the extent that such shares are not sold in a Private Placement, the Armitec.com shareholders may purchase such shares for a nominal amount. Additionally, 5.00% of the outstanding shares of the Company will be reserved to hire consultants to assist the Company after the acquisition.


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         The Majority of the Shareholders currently beneficially own approximately 71% of the Armitec Common Stock, representing approximately 71% of the voting power of the shareholders of Armitec.

         On September 15, 2000, the Company executed a definitive Plan and Agreement to Exchange Stock with Armitec.com (the "Exchange Agreement"). A copy of the Plan and Agreement to Exchange Stock is attached to this information statement as Exhibit A.

         A written consent executed by the Majority of the Shareholders of Armitec approving the Exchange Agreement was executed on September 15, 2000.

         The closing date of the Exchange Agreement is dependent upon the completion and satisfaction of required shareholder consents and notifications.

         This information Statement is being mailed on or about December ___, 2000 to all holders of Armitec's Common Stock.

         The Board of Directors believe that the terms and provisions of the Exchange Agreement are fair to and in the best interest of Armitec and holders of Armitec common stock.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT

Q:       WHAT IS THE REVERSE SPLIT?

A: On April 1, 1993, the Company's Board of Directors approved an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's then issued outstanding Common Stock (the "Prior Common"). The amendment was approved in a written consent executed by the holders of more than a majority of the outstanding shares of Common Stock. Pursuant to the Reverse Split, each of the ten shares of Prior Common issued and outstanding was reclassified as, and exchanged for, one share of newly issued Common Stock, par value $0.00167 ("New Common").

Q:       WHAT SHOULD I DO IF I HAVE NOT ALREADY EXCHANGED ANY PRIOR COMMON?

A: On April 30, 1993, Armitec mailed a letter to all of its Shareholders on the procedure to exchange shares of Prior Common for New Common. If you have not already exchanged your shares of Prior Common for New Common, you may do so in accordance with written instructions you will receive after the closing of the Exchange Agreement.


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Q:       WHY DID ARMITEC INCREASE ITS AUTHORIZED SHARES OF COMMON STOCK?

A: The Armitec Board of Directors considered many factors in deciding to increase Armitec's authorized shares of Common Stock. See "The Acquisition of Armitec.com, Inc.-- Reasons for the Approval of the Armitec Board."

Q:       WHAT IS THE EXCHANGE AGREEMENT?

A: Armitec, Inc. will acquire Armitec.com, Inc. in a stock exchange whereby the Shareholders of Armitec.com will receive shares of Armitec. Armitec.com will become a wholly owned subsidiary of Armitec and the Armitec.com shareholders as a group will receive 13,940,785 shares of the Armitec common stock, or 45.68% ownership of Armitec. For more information on the Exchange Agreement, see "Exhibit A: Plan and Agreement to Exchange Stock."

Q:       WHY DID ARMITEC AGREE TO THE EXCHANGE AGREEMENT?

A: Armitec's Board of Directors believes that the terms and provisions of the Exchange Agreement with Armitec.com are fair and in the best interests of Armitec and its stockholders. For more information on the reasons Armitec has approved the Exchange Agreement, see "The Acquisition of Armitec.com, Inc. - Reasons for the Approval of the Armitec Board."

Q:       WHAT WILL THE ARMITEC.COM SHAREHOLDERS RECEIVE IN THE EXCHANGE
         AGREEMENT?

A: In connection with the Exchange Agreement, Armitec will assign, transfer and deliver to the Armitec.com shareholders 13,940,785 shares of Armitec common stock, representing 45.68% ownership of Armitec. For more information on the Exchange Agreement, see "Exhibit A: Plan and Agreement to Exchange Stock."

Q:       HOW WILL THE EXCHANGE AGREEMENT AFFECT ME?

A: After issuance of the Armitec common stock to the shareholders of Armitec.com, and the reservation of common stock for consulting services and issuance through a private placement of shares to occur within six (6) months of the closing of the Exchange Agreement, current Armitec shareholders will hold as a group, 3,051,857 shares of Armitec common stock, or 10% of the fully-diluted Armitec common stock.

Q:       WHAT RIGHTS DO I HAVE IF I OPPOSE THE EXCHANGE AGREEMENT?

A: If you wish, you may dissent and seek an appraisal of the fair market value of your shares, but only if you comply with all Delaware laws and procedures. For more information, see "Outstanding Stock and Appraisal Rights" and "Exhibit B: Appraisal Rights Statute."


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Q:       WHY AM I BEING PROVIDED WITH THIS INFORMATION STATEMENT?

A: The Securities and Exchange Commission and federal securities laws require that Armitec provide its holders of voting securities with notice of corporate action undertaken by written consent if proxies were not solicited. We are providing you with this Information Statement because the Exchange Agreement was approved by the written consent of the holders of a majority of Armitec's stock and proxies were not required to be solicited.

Q:       SHOULD I SEND IN MY SHARE CERTIFICATE?

A: No. We will send you written instructions for exchanging your share certificates promptly after the closing of the Exchange Agreement.

Q:       WHAT VOTE WAS REQUIRED TO APPROVE THE EXCHANGE AGREEMENT?

A: The approval of the Exchange Agreement required the affirmative vote of the holders of a majority of the shares issued, outstanding and entitled to vote as of the date the written consent was executed, September 15, 2000.

Q:       WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE EXCHANGE AGREEMENT TO ME?

A: The Exchange Agreement should be tax free to Armitec shareholders. For more information on the federal tax consequences, "The Acquisition of Armitec.com, Inc. -- Federal Income Tax Consequences."

Q:       WHEN DO YOU EXPECT THE EXCHANGE AGREEMENT TO BE COMPLETED?

A: The Exchange Agreement is expected to be completed on or about 20 days after this information statement is mailed to shareholders.

Q:       WHOM SHOULD I CALL WITH ANY QUESTIONS?

A: If you would like additional copies of this document, or if you have more questions about the Exchange Agreement, please contact:

                                  Armitec, Inc.
                                 P.O. Box 21238
                         St. Simon Island, Georgia 31522
                            Attention: William Bryant
                          Phone Number: (912) 634-2584

                            SUMMARY OF SHARE EXCHANGE

         The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained in this Information Statement and in the


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Exhibits hereto, to which reference is made for a complete statement of the matters discussed below. Capitalized terms used and not defined in this summary have the meaning set forth elsewhere in this Information Statement. Shareholders are urged to read this Information Statement and the Exhibits hereto in their entirety.

DATE, TIME AND PLACE INFORMATION

         There will not be a meeting of shareholders and none is required under Delaware Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

         This information statement is first being mailed on or about December, 2000 to the holders of Common Stock as of September 22, 2000. Under Federal law the record date was determined as the date that the first public announcement was made of the Exchange Agreement.

         Please read the entire document. Further information is available by request or can be accessed on the Internet. Armitec is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the SEC. Reports and other information filed by Armitec can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

TRANSACTION PARTIES

         Armitec, Inc. is a Delaware corporation with its principal offices located at Post Office Box 21238, St. Simons Island, Georgia 31522. Armitec was incorporated on January 20, 1983, and has no activities other than investment portfolio management at this time. See "Background Information on Armitec, Inc."

         Armitec.com, Inc. is a privately-held Georgia corporation with its principal offices located at 1295 West Garmon Road, Atlanta, Georgia 30327. Armitec.com is currently in the development stage of its business and is in the process of entering into arrangements and agreements to implement its business plan. Armitec.com's business plan consists of the manufacture and distribution of high quality uniforms and accessories using the internet and direct mail to reach its consumer customer base and employing sales representatives to sell to retailers and catalog houses. Armitec.com intends to target persons in state and local enforcement agencies, fire departments, EMT, private security agencies and the postal retailers and catalog houses. See "Background Information on Armitec.com, Inc."

THE TRANSACTION

         The acquisition of Armitec.com will be effected as a stock exchange whereby the shareholders of Armitec.com will receive shares of Armitec and Armitec.com will become a wholly-owned subsidiary of Armitec. The shareholders of Armitec.com will hold 45.68% of the outstanding shares of the Company and the current shareholders of the Company will retain 10.00% ownership. Additionally, 39.32% of the outstanding shares of the Company will be reserved for use in a Private Offering of such shares in order to raise capital for the Company. To the extent that such shares are not sold in a Private Placement, the Armitec.com shareholders


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may purchase such shares for a nominal amount. Additionally, 5.00% of the outstanding shares of the Company will be reserved to hire consultants to assist the Company after the acquisition. See "The Acquisition of Armitec.com, Inc." and "Exhibit A: Plan and Agreement to Exchange Stock."

WRITTEN CONSENT

         Under Section 228 of the Delaware General Corporation Law such actions can be authorized, provided shareholders holding at least a majority of the outstanding shares of Armitec entitled to vote on the matter at the Record Date give their written consent thereto. On September 15, 2000, the Majority of the Shareholders approved the terms of the purchase of Armitec.com, Inc.

REASONS FOR THE APPROVAL OF THE ARMITEC BOARD

         The Armitec Board of Directors, on September 15, 2000, unanimously approved the Exchange Agreement and the transactions contemplated thereby, including the acquisition of Armitec.com, and determined that the acquisition of Armitec.com, and the transactions contemplated thereby are in the best interests of Armitec and its shareholders.

         In reaching its decision to approve the acquisition of Armitec.com, and the included transactions as well as the authorized share increase, the Armitec Board of Directors considered a number of factors. See "The Acquisition of Armitec.com--Reasons for the Approval of the Armitec Board."

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

         The interests of certain members of the Management of Armitec could be different than those of other Armitec shareholders. See "The Acquisition of Armitec.com, Inc.-- Certain Relationships and Related Transactions."

CLOSING AND CONDITIONS OF THE ACQUISITION

         The acquisition of Armitec.com shall become effective at such time as the Conditions Precedent for closing the Exchange Agreement have been either satisfied or waived, and the required Shareholder consents and notifications are completed. See "Exhibit A: Plan and Agreement to Exchange Stock."

TERMINATION OF THE EXCHANGE AGREEMENT

         The Exchange Agreement may be terminated by either Armitec or Armitec.com prior to the closing under certain circumstances. See "Exhibit A:
Plan and Agreement to Exchange Stock."

EFFECTS OF THE ACQUISITION

         After closing the acquisition of Armitec.com, Armitec.com will become a wholly-owned subsidiary of Armitec. All members of the current Armitec Board of Directors will resign


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effective at closing, and Armitec.com will reconstitute the Board of Directors as specified in the Exchange Agreement and in this Information Statement. The corporate offices of Armitec will be moved to the principal offices of Armitec.com post-closing. See "The Acquisition of Armitec.com - Certain Consequences of the Acquisition."

THE ACQUISITION CONSIDERATION

         Pursuant to the Exchange Agreement, the Armitec.com shareholders will receive on a pro rata basis, determined by their percent ownership of the outstanding common stock of Armitec.com, shares of Armitec Common Stock constituting 45.68% of the post acquisition Fully-Diluted shares of Armitec Common Stock. The stock exchange encompassed by the Exchange Agreement contemplates the issuance of shares of Armitec Common Stock in excess of the current number of outstanding Common Stock shares and will dilute current shareholders of Armitec Common Stock to 10% Fully-Diluted ownership post-acquisition.

FEDERAL INCOME TAX CONSEQUENCES

         The receipt of new common in the reverse split should not result in any taxable gain or loss to stockholders for federal income tax purposes.

         The acquisition of Armitec.com and the included transactions contemplated in connection therewith have been structured with the intent that they be tax-free to Armitec, Inc., Armitec.com, Inc. and holders of Armitec.com, Inc. stock for federal income tax purposes. See "The Acquisition of Armitec.com, Inc.-- Federal Income Tax Consequences."

         The federal income tax discussion set forth above is included for general information and may not apply to particular categories of holders of Armitec.com stock or options subject to special treatment under the federal income tax laws, such as foreign holders and holders whose stock or options were acquired pursuant to the exercise of an employee stock option or otherwise as compensation. In addition, there may be relevant foreign, state, local or other tax consequences, which are not described above. The Armitec.com shareholders are urged to consult their tax advisors to determine the specific tax consequences of the Acquisition, including the applicability and effect of foreign, state, local and other tax laws.

ACCOUNTING TREATMENT

         The acquisition will be accounted for as a purchase of net monetary assets of Armitec by Armitec.com in accordance with generally accepted accounting principles. "See the Acquisition of Armitec.com--Accounting Treatment."

DISPOSITION OF CURRENT OPERATIONS

         Due to the lack of synergy between current operations of Armitec and the operations of Armitec.com, and the poor financial performance experienced in recent months from Armitec's operations, the Board of Directors authorized Mr. Bryant to discontinue Armitec's operations. See "Background Information on Armitec, Inc. -Disposition of Current Operations."


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DISSENTER'S RIGHTS

         Under Delaware law, Armitec shareholders have the right to seek an appraisal of the fair market of their shares in connection with the Exchange Agreement. See "Outstanding Stock and Appraisal Rights" and "Exhibit B:
Appraisal Rights Statute."

LISTING ARMITEC COMMON STOCK

         Armitec's common stock will trade in the over-the-counter market. Armitec's common stock was listed on the NASDAQ National Market System, under the symbol FHSI until November 26, 1986, at which time such listing was suspended because FHSI assets and net worth fell below the minimum required levels. FHSI was reinstated on NASDAQ on April 2, 1987, but was again suspended on February 12, 1988 when its assets and net worth fell below the NASDAQ minimum requirements. There was no trading of FHSI common stock on any listed exchange during calendar years 1995, 1996, 1997, 1998 and 1999.

         On September 8, 2000, Armitec received a new symbol from NASDAQ. As of that date, Armitec's trading symbol on the OTC Bulletin Board is AMTI. Armitec is currently in the process of having its stock relisted on the OTC Bulletin Board.

SELECTED HISTORICAL FINANCIAL INFORMATION

         Armitec and Armitec.com are providing certain selected financial information to assist you in your analysis of the Exchange Agreement. This information is only a summary and you should read it in conjunction with the historical financial statements of Armitec and the related notes contained in the Annual Report on Form 10-KSB/A. Results of operations for unaudited interim periods are not necessarily indicative of the results that may occur for any other interim period or any annual period.

                      THE ACQUISITION OF ARMITEC.COM, INC.

BACKGROUND OF THE OFFER AND THE ACQUISITION

         Armitec, Inc. was organized to provide comprehensive administrative, marketing and consulting services to group dental and medical practices and began operations on May 1, 1983. Effective in October 1987, all administrative and marketing agreements had been terminated. Since 1987, Armitec has been seeking a merger or business combination for itself.

         In August, 2000, Armitec and Armitec.com began discussions concerning the use of Armitec as a reverse merger vehicle to position Armitec.com in the public market.

         On August 29, 2000, Armitec and Armitec.com completed negotiations and determined that a 90/10 split of the post-transaction equity of Armitec was an acceptable and fair deal for the shareholders of both parties. On September 15, 2000, the Exchange Agreement was signed. It was a non-binding agreement subject to the completion of due diligence and exchange of Schedules outlined in the Exchange Agreement.


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APPROVAL OF THE ARMITEC BOARD

         The Armitec Board of Directors, on September 15, 2000, unanimously approved the Exchange Agreement and the transactions contemplated thereby, including the acquisition, and determined that the acquisition, and the transactions contemplated thereby are in the best interests of Armitec and its shareholders. The Board of Directors, consisting of Mr. Donald C. Carman and Mr. William S. Bryant, gave their consent to the actions contemplated. On the Record Date, the Board of Directors as a group hold approximately 41% of the Voting Stock of Armitec.

REASONS FOR THE APPROVAL OF THE ARMITEC BOARD

         In approving the Exchange Agreement, the Armitec Board considered a number of factors, including, but not limited to, the following:

         1. The familiarity of the Armitec Board with the financial condition, results of operations, business and prospects of Armitec.

         2. That Armitec's financial condition, results of operations, business and prospects make it doubtful that Armitec is strong enough to carry its operations forward or sustain itself, if this acquisition is not consummated.

         3. The share exchange with Armitec.com gives the shareholders of Armitec the opportunity to participate in a unique market.

         4. A review by Armitec's Management of a range of alternative strategies that might be pursued, the possible values that might be achieved through those strategies, and the Armitec Board's conclusion that these alternative strategies entailed increased risk and, in any event, were unlikely to result in greater value to Armitec or its shareholders than the acquisition of Armitec.com on the terms specified in the Exchange Agreement.

         In approving the Authorized Share Increase, the Armitec Board considered factors, including, but not limited to, the following. The Authorized Share Increase will: (a) give Armitec additional shares to effect the Exchange Agreement, and (b) allow the Board of Directors to (i) react without further Stockholder approval to the Company's capital needs, (ii) pursue strategic opportunities that may arise in the future, (iii) respond to business opportunities and pursue objectives that may arise in the future including financings, acquisitions, strategic business relationships or stock dividends or stock splits, and (iv) enable management to attract and retain talented employees through a grant of stock options and other stock based incentives.

         The foregoing discussion of the information and factors considered and given weight by the Armitec's Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Exchange Agreement, the Armitec Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Armitec Board may have given different weights to different factors.


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ACCOUNTING TREATMENT

         The acquisition of Armitec.com will be accounted for as a purchase of net monetary assets of Armitec by Armitec.com in accordance with generally accepted accounting principles. The acquisition is a reverse purchase of the assets and liabilities of Armitec by Armitec.com. The accounting treatment applied in the reverse transaction differs from the legal form of the transaction and the continuing legal entity is Armitec.

MATERIAL TERMS OF EXCHANGE AGREEMENT

         The following is a summary of the material provisions of the Exchange Agreement by and among Armitec.com, the Armitec.com Shareholders and Armitec. This summary does not purport to be complete and is qualified in its entirety by reference to the definitive Exchange Agreement, which is attached as Exhibit A.

         Exchange and Purchase of Shares

         On the terms and subject to the conditions set forth in the Exchange Agreement, at the closing Armitec shall assign, transfer, and deliver to the Armitec.com shareholders, in their pro rata percentages based upon their percentage ownership of Armitec.com common stock pre-closing, a number of shares of Armitec Common Stock which 45.68% of the number of shares of Fully-Diluted outstanding Armitec Common Stock post-closing. The pre-closing holders of Armitec Common Stock shall retain their shares which, immediately following the issuance of Armitec Common Stock to the Armitec.com shareholders in connection with the closing of the Acquisition shall constitute 10% of the fully-diluted shares of Armitec Common Stock post-closing. Additionally, 39.32% of the outstanding shares of the Company will be reserved for use in a Private Offering of such shares in order to raise capital for the Company. To the extent that such shares are not sold in a Private Placement, the Armitec.com shareholders may purchase such shares for a nominal amount. Additionally, 5.00% of the outstanding shares of the Company will be reserved to hire consultants to assist the Company after the acquisition.

         Closing

         The "Closing" shall mean the consummation of the exchange of shares of Armitec Common Stock and shares of Armitec.com common stock, as well as the consummation of any other transactions which are included in the Exchange Agreement and required to occur at or before Closing. Closing is anticipated to occur approximately twenty (20) days after this Information Statement is mailed to shareholders.

         Representations and Warranties

         The Exchange Agreement contains various customary representations and warranties of the parties thereto, without limitation, representations (a) by Armitec and Armitec.com as to their respective corporate status, capitalization, accuracy of financial statements, the authorization and the enforceability of the Exchange Agreement against each such party, absence of legal proceedings, the absence of certain changes or events concerning their respective businesses since December 31, 1999, or inception, certain tax matters, certain employee benefit and pension plan matters, certain environmental matters, quality of assets, certain labor matters, insurance matters and the absence of material adverse changes with respect to their material contracts, and (b) by Armitec as to its compliance concerning SEC filings. The representations and warranties contained in the Exchange Agreement will survive the Closing.

         Covenants

         The Exchange Agreement contains various customary covenants of the parties thereto. A description of certain of these covenants follows.

         Conduct of Business Prior to Closing.

         From September 15, 2000 until Closing, Armitec and Armitec.com covenant to, except to the extent that the other party gives written consent to the contrary, (a) operate their business substantially as previously operated and only in the regular ordinary course; (b) maintain its assets and properties in good order and condition; (c) take all steps reasonably necessary to maintain their Proprietary Rights and other intangible assets; (d) pay all accounts payable and collect all accounts receivable in accordance with prudent business practice; (e) comply with all laws applicable to the conduct of their business; and (f) maintain their books and records in the usual, regular, and ordinary manner, on a basis consistent with past practices.

         Actions Prior to Closing

         From September 15, 2000 until Closing, Armitec and Armitec.com covenant not to, without prior written consent of the other party, (a) incur any obligations, liabilities, or expenses outside the ordinary course; (b) suffer any material adverse change in their assets or operations; (c) make any change in any material method of accounting or accounting principle; (d) default regarding the provisions of any insurance policy; or (e) take any other action not in the ordinary course of business consistent with past practice.

         Supplemental Disclosure

         From September 15, 2000 until Closing, Armitec and Armitec.com covenant that they each have the continuing obligation to disclose in writing to the other party any matter or information hereafter arising or becoming known that, if known on the date of execution of the Agreement, would have been required to be set forth or listed in a Schedule thereto.

         Conditions Precedent

         Armitec and Armitec.com shall each use its best efforts to satisfy its respective conditions precedent for Closing.

         Audited Financial Statements

         Promptly upon completion of the audits referred to in the Exchange Agreement, Armitec.com shall deliver to Armitec copies of its audited financial statements, at and through September 30, 2000, together with the notes thereto and the report thereon. The audits will disclose no material liabilities or obligations that are not fully accrued or reserved against in Armitec.com Financial Statements referred to in the Agreement.

         Other Transactions

         Armitec and Armitec.com shall deal exclusively and in good faith with each other with regard to the transactions contemplated by the Exchange Agreement and will not (a) solicit submission of proposals, (b) participate in any discussions or negotiations, or (c) enter into any agreement or understanding that would have the effect of preventing the consummation of the transactions contemplated by the Exchange Agreement.

         Conditions Precedent to Obligations of Armitec and Armitec.Com to Consummate the Exchange Agreement

         The obligation of Armitec and Armitec.com to consummate the transactions as contemplated by the Exchange Agreement are subject to the fulfillment and satisfaction at Closing of, among others, each of the following conditions precedent, any or all of which may be waived in whole or in part at or prior to the Closing by the other party.

         Representations and Warranties

         All information required to be furnished by the parties pursuant to the Exchange Agreement shall have been furnished as of the Closing Date and such representations and warranties shall be true and correct in all material respects on and as of the Closing Date.

         Covenants and Agreement

         Armitec and Armitec.com shall have performed and complied in all material respects with all covenants, agreements and conditions required by the Exchange Agreement to be performed by them prior to or as of the Closing.

         Termination

         The Exchange Agreement may be terminated and the exchange of stock contemplated hereby may be abandoned at any time prior to the completion of the
Closing: (a) by mutual consent in writing of Armitec and Armitec.com; (b) by either Armitec or Armitec.com if any court of competent jurisdiction shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the exchange of stock and such order, judgment or decree shall have become final and nonappealable; provided that the right to terminate the Exchange Agreement on this basis shall not be available to any party whose failure to fulfill any obligation under the Exchange Agreement has been the cause of, or resulted in, the failure of the Closing to occur; (c) by Armitec if there has been a material breach of any covenant or agreement or of a representation or warranty on the part of Armitec.com which has not been cured, or adequate assurance (acceptable to Armitec in its sole discretion) of cure given, in either case, within 15 business days following receipt of notice of such breach; (d) by Armitec.com if
(i) there has been a material breach of any covenant or agreement or of a representation or warranty on the part of Armitec which has not been cured, or adequate assurance (acceptable to Armitec.com in its sole discretion) of cure given, in either case, within 15 business days following receipt of notice of such breach or (ii) at Closing shares of Armitec Common Stock shall not be listed on the Over-the-Counter Bulletin Board (OTC:BB) (provided Armitec.com has made its best efforts to assist Armitec in obtaining such listing); or (e) by either

Armitec or Armitec.com (and Armitec.com Shareholders) if either of such party's due diligence investigation has disclosed the existence of (i) any matter relating to the other party or its business that is materially and adversely (to the investigating party) at variance with those matters theretofore disclosed to the investigating party, or (ii) any matter which, in the investigating party's reasonable judgment, (A) indicates a material adverse change in the condition, assets or prospects of the other party, or (B) would make it inadvisable to consummate the exchange of stock and other transactions contemplated by the Exchange Agreement.

CERTAIN CONSEQUENCES OF THE ACQUISITION

         Change in Corporate Offices

         The corporate offices of Armitec will be transferred from Post Office Box 21238, St. Simons Island, Georgia 31522 to 1295 West Garmon Road, Atlanta, Georgia 30327.

         Change in Senior Management

         Upon Closing, Mr. William S. Bryant, current President of Armitec will resign and Mr. Bruce Davis will become the new President and Chief Executive Officer of Armitec. For more information on Mr. Davis, see "Background Information on Armitec.com, Inc. -- Management."

         Change in Board of Directors

         Upon Closing, all members of the current Board of Directors will resign. The new Board of Directors will consist of Mr. Bruce Davis and other members as designated by the Post-Closing Armitec Board of Directors.

         Mr. Bruce Davis is the founder and CEO of Armitec.com and serves as the chairman of the Board. Prior to founding Armitec.com, Mr. Davis was president of S.W.S Garment, Inc., a manufacturer of uniforms, from 1997 until it was sold in 1999. Mr. Davis holds a Bachelor of Science Degree from New York University.

REGULATORY MATTERS

         Armitec does not believe that any material federal or state regulatory approvals, filings or notices are required by Armitec in connection with the Share Exchange other than such approvals, filings or notices required pursuant to federal and state securities laws. Under Delaware law, approval of the Share Exchange must be obtained from the shareholders of Armitec that own a majority of the outstanding shares.

FEDERAL INCOME TAX CONSEQUENCES

         The receipt of new common in the reverse split should not result in any taxable gain or loss to stockholders for federal income tax purposes.

         The Acquisition and the included transactions contemplated in connection therewith have been structured with the intent that they be tax-free to Armitec, Inc., Armitec.com, Inc. and holders of Armitec.com, Inc. stock for federal income tax purposes. Assuming that the Acquisition constitutes a tax-free reorganization for federal income tax purposes, the following are the general federal income tax consequences:

         Tax Treatment of Armitec.com, Armitec and Current Armitec Stockholders

         No gain or loss will be recognized by Armitec, current stockholders of Armitec or Armitec.com in connection with the Acquisition and the included transactions contemplated in connection therewith.

         The federal income tax discussion set forth above is included for general information and may not apply to particular categories of holders of Armitec.com stock or options subject to special treatment under the federal income tax laws, such as foreign holders and holders whose stock or options were acquired pursuant to the exercise of an employee stock option or otherwise as compensation. In addition, there may be relevant foreign, state, local or other tax consequences, which are not described above. The Armitec.com shareholders are urged to consult their tax advisors to determine the specific tax consequences of the Acquisition, including the applicability and effect of foreign, state, local and other tax laws.

                     BACKGROUND INFORMATION ON ARMITEC, INC.

         Armitec's selected historical financial data presented below as of and for the two fiscal years ended August 31 1999, and the four months ended December 31, 1999, have been derived from the audited financial statements of Armitec, filed on Form 10-KSB/A, which are incorporated herein. Selected historical financial data for the nine months ended September 30, 2000 and May 31, 1999 have been derived from unaudited financial statements of Armitec. The following selected financial data should be read in conjunction with Armitec's most recent Annual Report on Form 10-KSB/A and Quarterly Report on Form 10-Q, which are attached as Exhibits C and D hereto.

                                  ARMITEC, INC.
                                 BALANCE SHEETS

                                                September 30, 2000   December 31, 1999    August 31, 1999
                                                    (Unaudited)          (Audited)           (Audited)
                    ASSETS
CURRENT:
  Cash                                              $         0         $    41,758         $     2,718
  Accounts receivable                                         0                   0                 688
  Marketable securities                                       0              99,074             166,045
                                                    -----------         -----------         -----------
       TOTAL CURRENT ASSETS                                   0             140,832             169,451
   Other receivables                                          0              60,512             114,423
   Investment in closely-held company                         0              24,375              16,875
                                                    -----------         -----------         -----------
                                                    $         0         $   225,719             300,749
                                                    ===========         ===========         ===========

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Cash overdraft - Investment margin account        $         0         $    23,333         $    54,758
  Accounts payable                                            0              13,900                   0
  Note payable                                                0              25,000              25,000
                                                    -----------         -----------         -----------
       TOTAL CURRENT LIABILITIES                              0              62,233              79,758
                                                    -----------         -----------         -----------

STOCKHOLDERS' EQUITY:
   Common Stock; no par value;
   25,000,000 share authorized; 3,161,702
   shares issued; 2,006,757 and 2,006,757
   shares outstanding                                     5,051               3,351               3,351
   Paid in capital                                    2,702,005           2,673,705           2,673,705
   Retained earnings (deficit)                       (2,707,056)         (2,513,570)         (2,456,065)
                                                    -----------         -----------         -----------
       TOTAL STOCKHOLDERS' EQUITY
                                                              0             163,486             220,991
                                                    -----------         -----------         -----------
                                                    $         0         $   225,719         $   300,749
                                                    ===========         ===========         ===========

                                  ARMITEC, INC.
                            STATEMENTS OF OPERATIONS

                                    Nine months                               Four Months
                                       ended             Nine months             Ended            Year Ended
                                   September 30,            ended             December 31,        August 31,         Year Ended
                                       2000             May 31, 1999              1999               1999          August 31, 1998
                                    (Unaudited)          (Unaudited)            (Audited)          (Audited)          (Audited)

REVENUES                           $         0           $         0           $         0        $         0        $         0
                                   -----------           -----------           -----------        -----------        -----------
EXPENSES:
  Auto expense                           1,374                   718                   109                718                249
  Bad debt                                   0                     0                     0                  0             18,100
  Bank service charges                       0                     0                     0                  3                  3
  Salaries and
     compensation                       10,000                                           0                  0                  0
  Miscellaneous                          1,033                 3,096                   189              3,194                  0
  Office Supplies                          453                   337                   353                371                444
  Postage                                  246                   308                    66                341                168
  Professional fees                     25,246                 1,000                17,900              3,000              1,968
  Publications                           4,061                 4,928                    62              4,928                341
  Stock transfer fees                        0                (1,250)                    0             (1,250)             1,250
  Telephone                                140                   156                    80                216                577
  Travel                                 1,311                 2,675                 1,199              3,254              3,708
                                   -----------           -----------           -----------        -----------        -----------
                                        43,864                11,968                19,968             14,775             26,808
                                   -----------           -----------           -----------        -----------        -----------
OPERATING INCOME
(LOSS)                                 (43,864)              (11,968)              (19,958)           (14,775)           (26,808)
OTHER INCOME
(EXPENSE)
  Gains (losses) on sale of
     securities                        (62,704)               17,221               (37,547)            75,596            (31,351)
  Interest and dividends                   133                     0                     0                  0                  0
  Miscellaneous income                   1,603                     0                     0                  0                  0
  Interest expense                        (726)                    0                     0                  0                  0
  Consulting fee to
     Colonial Corporation              (87,928)                    0                     0                  0                  0
  Dividends                                  0                     0                     0                  0                826
                                   -----------           -----------           -----------        -----------        -----------
NET INCOME (LOSS)                  $  (193,486)          $     5,253           $   (57,505)       $    60,281        $   (57,333)
                                   ===========           ===========           ===========        ===========        ===========

Weighted Average Shares
 Outstanding                         2,467,518             2,006,757             2,006,757          2,006,757          2,006,757
                                   ===========           ===========           ===========        ===========        ===========
Net income (loss) per
 share: Basic and Diluted          $   (0.0784)          $    0.0026           $     (0.03)       $      0.03        $     (0.03)
                                   ===========           ===========           ===========        ===========        ===========

         DIRECTORS AND EXECUTIVE OFFICERS

            NAME                 AGE               POSITION
            ----                 ---               --------
     William S. Bryant           79           President and Director
     Donald C. Carman            70           Director

         William S. Bryant became a Director of the Company in 1988 and was elected President of the Company in 1991. He graduated from IAS in Chicago, Illinois, in 1948 with a B.A. in accounting and has served in various positions in the public and private sector.

         Donald C. Carman became a Director and was elected President, Treasurer and Chief Executive Officer of the Company in 1985. He served as President and Chief Executive Officer until 1991, when he was replaced by William S. Bryant. He graduated from West Liberty College in 1952 with a degree in Pre-Law and from West Virginia College of Law in 1954 with a J.D. He is a former Tax Commissioner of West Virginia and is an attorney and entrepreneur. He was President of White Ash Mining Corp. and has served in various executive positions.

DISPOSITION OF CURRENT OPERATIONS

         Armitec was organized to provide comprehensive administrative, marketing and consulting services to group dental and medical practices and began operations on May 1, 1983. Effective in October 1987, all administrative and marketing agreements had been terminated. Armitec had no activities other than investment portfolio management.

         In contemplation of the Exchange Agreement, the Board of Directors and a majority of the shareholders of Armitec approved a distribution of the remaining assets of Armitec as of August 31, 2000 to Colonial Corporation. The net assets were $87,928 and this transaction was recorded as a consultant fee for the quarter ended September 30, 2000. The Company does not presently have any operations.

                 Certain Relationships and related Transactions

         Armitec has incurred accounting and legal expenses to Colonial Corporation in connection with the reorganization of Armitec. Donald C. Carman, a Director of Armitec, owns 100% of the stock of Colonial Corporation. Armitec.com has agreed to pay an amount of $100,000 to Colonial Corporation for reimbursement of such expenses incurred by Colonial Corporation on behalf of Armitec. Armitec acknowledges that Colonial Corporation has received $25,000 cash from Armitec.com for such reimbursement, and Armitec.com has agreed to deliver to Colonial Corporation, at the Closing, a note in the amount of $75,000 due upon the earlier of the completion of a Private Placement by Armitec or Ninety (90) days from the Closing. The note will be guaranteed by Bruce R. Davis, Chief Executive Officer and a Director of Armitec.com. The members of the Armitec Board of Directors knew about these additional interests, and considered them, when they approved the Share Exchange.

         In contemplation of the Exchange Agreement, the Board of Directors and a majority of the shareholders of Armitec approved a distribution of the remaining assets of Armitec as of August 31, 2000 to Colonial Corporation. The net assets were $87,928 and this transaction was recorded as a consultant fee for the quarter ended September 30, 2000.

                             COMMITTEES AND MEETINGS

         The Board of Directors held two meetings during 1999. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

         During Armitec's fiscal year ended December 31, 1987, Armitec passed a resolution that all of the officers and directors who attended meetings of the Board of Directors or Shareholders and who were not on other salary with Armitec, would receive restricted shares of stock of Armitec, equal to $500 per day. The number of shares was to be determined by the bid price of the stock on the meeting date. The officers and directors of the Company did not receive compensation for services rendered in 1999, and did not receive any stock under the foregoing resolution.

                           SUMMARY COMPENSATION TABLE


                        ANNUAL COMPENSATION                           AWARDS                       PAYOUTS
---------------------------------------------------------------------------------------------------------------------
NAME AND                                                        RESTRICTED SECURITIES
PRINCIPAL                 SALARY      BONUS   OTHER ANNUAL      ----------------------       LTIP          ALL
POSITION           YEAR     ($)        ($)    COMPENSATION ($)  STOCK       UNDERLYING      PAYOUTS        OTHER
                                                                AWARDS       OPTIONS/         $           COMP $
                                                                (1)($)       SARS(#)
---------------------------------------------------------------------------------------------------------------------
William S. Bryant  1999     $-0-       $-0-      $-0-            $-0-          $-0-            $-0-         $-0-
President and
Director (1)

Donald C. Carman,  1999     $-0-       $-0-      $-0-            $-0-          $-0-            $-0-         $-0-
Director (2)

(1) Mr. Bryant received 250,000 shares of Armitec common stock in June, 2000 for prior services rendered.

(2) Mr. Carman received 750,000 shares of Armitec common stock in June, 2000 and 25,100 shares of Armitec common stock in September, 2000 for prior services rendered.

                              EMPLOYMENT AGREEMENTS

         To date, the Company has not entered into employment agreements with our executive officers.

                                 OPTIONS GRANTED

         No options were granted to any directors, officers, or employees of the Company in 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding shares of our Common Stock beneficially owned as of September 22, 2000. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Securities Exchange Act of 1934. As used in the table below, a beneficial owner includes any person who directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting, of such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company's principal executive office. Directors not included in the table below do not hold Company securities.

                                             SHARES BENEFICIALLY OWNED
                                             AS OF SEPTEMBER 22, 2000

NAME AND ADDRESS                              NUMBER          PERCENT
William S. Bryant, President                  280,000           9.0%

E.L. Carman                                   907,875          30.0%
110 St. Andrews
St. Simons Island, Georgia  31522

Donald C. Carman                              979,100          32.0%


                   BACKGROUND INFORMATION ON ARMITEC.COM, INC.

         Information with respect to Armitec.com, Inc., including audited financials for the period from inception through September 30, 2000, was prepared by the management of Armitec.com, Inc. The report of Moore Stephens Tiller LLC on the September 30, 2000 financial statements is reproduced below.

Report of independent certified public accountants

To the Board of Directors
Armitec.com, Inc.
Atlanta, Georgia

We have audited the accompanying balance sheet of Armitec.com, Inc. (a wholly owned subsidiary of Galt Capital Corporation), as of September 30, 2000 and the related statements of operations, capital deficit, and cash flows for the period from inception (July 24, 2000) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armitec.com, Inc. (a wholly owned subsidiary of Galt Capital Corporation) as of September 30, 2000, and the results of its operations and its cash flows for the period from inception (July 24, 2000) to September 30, 2000 in conformity with generally accepted accounting principles.

Atlanta, Georgia
November 20, 2000

                                Armitec.com, Inc.
            (a wholly owned subsidiary of Galt Capital Corporation)
                                  Balance Sheet
                               September 30, 2000

                                     ASSETS


CURRENT ASSETS
     Cash and cash equivalents                                       $      0
                                                                     --------

                                                                            0
     Total current assets
                                                                            0
                                                                     --------
     TOTAL                                                           $      0
                                                                     ========
                         LIABILITIES AND CAPITAL DEFICIT

CURRENT LIABILITIES
     Accounts payable                                                $  2,196
     Amounts due to Galt Capital Corporation (Note 5)                   9,322
                                                                     --------
     Total current liabilities                                         11,518
                                                                     --------

CAPITAL DEFICIT
     Common stock, no par value, 100,000 shares authorized,
     100 shares issued and outstanding                                  1,000
     Deficit                                                          (12,518)
                                                                     --------
     Total Capital Deficit                                            (11,518)
                                                                     --------
     TOTAL                                                           $      0
                                                                     ========

                                Armitec.com, Inc.
            (a wholly owned subsidiary of Galt Capital Corporation)
                             Statement of Operations
           Period from inception (July 24, 2000) to September 30, 2000

REVENUES                                                           $      0
                                                                   --------
EXPENSES
     Organization expenses                                            9,211
     Designs and patterns                                             2,778
     Interest expense                                                   529
                                                                   --------

TOTAL EXPENSES                                                       12,518
                                                                   --------
LOSS                                                               $(12,518)
                                                                   ========
LOSS PER SHARE                                                     $(125.18)
                                                                   ========

                                Armitec.com, Inc.
            (a wholly owned subsidiary of Galt Capital Corporation)
                          Statement of Capital Deficit
           Period from inception (July 24, 2000) to September 30, 2000

                                                   Common Stock
                                               Shares       Amount         Deficit          Total
BALANCE, at inception (July 24, 2000)           $  0        $    0        $      0         $      0
                                                ----        ------        --------         --------
Issuances of 100 shares of no par common
stock                                            100         1,000               0            1,000
Loss for period from inception (July 24,
2000) to September 30, 2000                        0             0         (12,518)         (12,518)
                                                ----        ------        --------         --------
BALANCE, September 30, 2000                      100        $1,000        $(12,518)        $(11,518)
                                                ====        ======        ========         ========

                                Armitec.com, Inc.
            (a wholly owned subsidiary of Galt Capital Corporation)
                            Statement of Cash Flows
           Period from inception (July 24, 2000) to September 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES

         Loss                                                                   $(12,518)
         Adjustments to reconcile loss to net
           cash provided by operating activities:
         Change in assets and liabilities:
                  Increase in accounts payable                                     2,196
                                                                                --------
                  Net cash provided by (used in) operating activities            (10,322)
                                                                                --------
CASH FLOWS FROM FINANCING ACTIVITIES
         Increase in Amounts due to Galt Capital Corporation                       9,322
         Proceeds from issuing common stock                                        1,000
                                                                                --------
                  Net cash provided by (used in) financing activities             10,322
                                                                                --------
NET INCREASE IN CASH AND CASH EQUIVALENTS AND
         CASH AND CASH EQUIVALENTS AT END OF PERIOD                             $      0
                                                                                ========

Notes to Financial Statements of Armitec.com

1.       Organization and Description of Business

         Armitec.com, Inc. (a wholly owned subsidiary of Galt Capital Corporation) was incorporated in the state of Georgia on July 24, 2000. To date its operations consists solely of organization and other start up expenses. On that date 100 shares of the Company's common stock was subscribed to by Galt Capital Corporation ("Galt"). The subscription price was $1,000 and was offset against certain expenses paid by Galt for the Company. See note 5.

2.       Summary of Significant Accounting Policies

         Basis of Accounting.

                  The financial statements of Armitec.com, Inc. have been prepared on the accrual basis.

         Loss per share

                  Loss per share has been computed using the weighted average number of shares of common stock outstanding during the applicable period.

         Cash and Cash Equivalents.

                  For purposes of reporting cash flows, cash and cash equivalents consist of cash on hand, bank demand accounts and bank money market accounts.

         Use of Estimates.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in these financial statements. Actual results could differ from those estimates.

         Organization Costs.

                  For financial reporting purposes, the Company expenses organization costs as incurred.

3.       Merger Agreement

         On September 15, 2000, the Company agreed to a merger of the Company and Armitec, Inc. (Armitec). Armitec is a publicly held company that as of September 30, 2000 had no assets nor liabilities. In connection with this merger, the Company executed a definitive Plan and Agreement to Exchange Stock with Armitec. The closing date of the Share Exchange is dependent upon the completion and satisfaction of required shareholder consents and notifications.

4.       Continued Operations.

         To date the company's operations were funded entirely by Galt, its sole shareholder. As all of the expenses of the Company are paid by Galt, it is totally dependent on Galt for continuing support. The Company and Galt have an informal agreement that Galt will continue to support the company's start up efforts until such time as operations begin.

5.       Amounts due to Galt Capital Corporation.

         Amounts due Galt consist of payments for all of the expenses of the Company from inception (July 24, 2000) to September 30, 2000 net of $1,000 related to the sale of the Company's common stock to Galt, its sole shareholder. Included in the amount due to Galt is $529 related to reimbursement of interest costs incurred by Galt for the Company.

6.       Consulting Agreements.

         On August 21, 2000, the Company signed a Consulting Agreement with an investment banker for the purpose, on a non-exclusive basis, to receive certain financial and investor advisory services over a period of six months. This agreement requires the Company to pay $30,000 to this investment banker. On that date, $5,000 was paid and the remaining $25,000 is due $5,000 monthly.

7.       Income Taxes.

         At September 30, 2000, the Company has approximately $12,500 of unused operating loss carryforwards that may be applied against future taxable income. The carryforwards begin to expire in the year 2015.

         Temporary differences giving rise to the deferred tax accounts consist of the net operating loss carryforward. At September 30, 2000, the deferred tax benefit of this carryforward is approximately $2,500. At September 30, 2000 a valuation allowance of $2,500 was recorded for this deferred tax asset.

                  ARMITEC, INC. AND ARMITEC.COM, INC. UNAUDITED
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

         We have not provided any pro forma data giving effect to the proposed merger. We do not believe such information is material to you in evaluating the Exchange Agreement because in the opinion of management pro forma data giving effect to the proposed merger would be misleading and incomplete.

GENERAL

         Armitec.com is a privately-held Georgia corporation, which was formed in July, 2000. Its Founder and Chief Executive Officer is Bruce R. Davis.

         Armitec.com's business plan consists of the manufacture and distribution of high-quality uniforms and accessories for use by federal, state and local law enforcement personnel, fire department personnel, emergency medical technicians, private security personnel, and for sale by postal retailers and catalog houses. Armitec.com intends to use the internet and direct mail to reach is direct customer base, and employ sales representatives to sell to retailers and catalog houses. Armitec.com is currently in the development stage of its business and is in the process of entering into arrangements and agreements to implement its business plan. Armitec.com was organized to develop and operate a retail web site on the Internet specializing in the uniform industry. Armitec.com also intends to manufacture uniforms and accessories to sell to retailers and catalog houses. At this time, Armitec.com is still in the process of designing and developing its web site, and has not made final decisions with respect to a web design firm, web development firm, a hosting services provider or other necessary Internet vendors.

MARKET OVERVIEW

         The uniform industry is very fragmented and currently made up of a small number of manufacturers located throughout the United States. Most large uniform manufacturers sell to retailers or catalog houses who then sell to the ultimate end user or consumer. In addition, rather than performing manufacturing operations, most large catalog houses purchase their products from the various manufacturers and price the merchandise as a retailer does. Because Armitec.com intends to manufacture most of its own products and sell directly to consumers,

Armitec.com believes that it can price its products lower than the prices of similar products available through traditional sources and still maintain strong gross margins.

         Because the typical consumer of uniform products generally receives a fixed uniform allowance, Armitic.com believes that it can offer customers specific annual dollar savings which can be used for unrelated purposes or, optimally, to purchase additional uniform items from Armitec.com.

         Unlike the private sector, growth in the uniform market is often regulated by the budget constraints set by local, state and federal agencies. Armitec.com believes that growth in this market will generally track the general economic conditions and population growth rates. Armitec.com believes that the normal projected growth in population will increase the entire customer base and, coupled with Armitec.com's program to attract present consumers, provide the growth factor predicted by Armitec.com.

         Additionally, the uniform industry is less susceptible to the general volatility experienced in other sectors of the apparel industry as a result of changing fashion trends. Armitec.com believes that this will help to insulate Armitec.com from inventory losses brought about by changes in style, allow Armitec.com to focus on marketing its products, and largely avoid the need to continually design new and accepted products.

RISK FACTORS

         Service and product related businesses based on Internet E-commerce face inherent risks that may prevent Armitec.com from entering this market. If any of the following risks actually occur, Armitec.com's business, financial conditions or results of operation could be materially harmed. If Armitec.com's business is harmed, the trading price of Armitec's stock could decline and you could lose all or part of your investment.

WE ARE A NEW COMPANY WITH MINIMAL OPERATIONS TO DATE, AND WE HAVE NOT FORMALLY LAUNCHED OUR WEB SITE

         Armitec.com was formed in July 2000 and has had minimal operations to date, which have consisted solely of expenses incurred in developing our business plan. We are still in the process of designing and developing our web site, and we have not made final decisions with respect to a web design firm, web development firm, a hosting services provider or other necessary Internet vendors. If we experience a delay in identifying and retaining qualified vendors for the completion and launch of our web site, our ability to successfully implement our business strategy will be adversely affected. In addition, since we are dependent upon outside vendors for these services, our estimated time frames will depend upon their availability.

LACK OF INTERNET-RELATED OPERATING HISTORY

         As a new entrant to the Internet business, we face risks and uncertainties relating to our ability to implement successfully the Internet component of our business strategy, including:

                  (i) Successful design, development and launch of the Armitec.com web site;

                  (ii) Creation of public awareness of the Armitec.com brand and web site; and

                  (iii) Successful expansion of our uniform sales businesses on the Internet.

ACQUISITIONS

         Armitec may make future acquisitions or investments in other companies, facilities or technologies. Armitec may not realize the anticipated benefits of any acquisition or investment. If Armitec makes any acquisitions, it will be required to assimilate the operations, products and personnel of the acquired businesses and train, retain and motivate key personnel from the acquired businesses. Armitec may be unable to maintain uniform standards, controls, procedures and policies if it fails in these efforts. Similarly, acquisitions may cause disruptions in Armitec's operations and divert management's attention from day-to-day operations, which could impair Armitec's relationships with Armitec's current employees, customers and strategic partners. In addition, Armitec's profitability may suffer because of acquisition-related costs or amortization costs for acquired goodwill and other intangible assets.

ONLINE COMMERCE MARKET

         The online commerce market is new, rapidly evolving and intensely competitive. Increased competition is likely to result in price reductions, reduced gross margins and loss of market share, any of which could seriously harm Armitec.com's net sales and results of operations. Armitec.com expects competition to intensify in the future because current and new competitors can enter this market with little difficulty and can launch new web sites at a relatively low cost. In addition, the development of new technologies and the expansion of existing technologies, such as price comparison programs that select specific products from a variety of web sites, may increase competitive pressures on Armitec.com.

         There are no assurances that Armitec.com will be able to be competitive against current or potential competitors. Armitec.com will compete with a variety of catalog-based uniform retailers, many of which have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing, technical and other resources than Armitec.com does. Many of these competitors have more extensive knowledge about Armitec.com's industry and can devote substantially more resources to web site development and advertising. In addition, new competitors may emerge in the future and larger, well-established and well-financed entities may join with online competitors the use of the Internet and other online services increases.

         Armitec.com's competitors may be able to fulfill customer orders more efficiently and adopt more aggressive pricing or inventory availability policies than Armitec.com can. Furthermore, some competitors may price their products below cost in an attempt to gain market share.

ACCEPTANCE OF BUSINESS MODEL

         To be successful, Armitec.com must attract and retain a significant number of consumers to its web site at a reasonable cost. Any significant shortfall in the number of transactions occurring over Armitec.com's web site will negatively affect its financial results by increasing or prolonging operating losses. Conversion of customers from traditional shopping methods to electronic shopping may not occur as rapidly as Armitec.com expects, or at all. Therefore, Armitec.com may not achieve the critical mass of customer traffic it believes is necessary to become successful. Specific factors that could prevent widespread customer acceptance of Armitec.com's online business model, and Armitec.com's ability to grow its revenue, include:

                  (i) customer concerns about the security of online transactions;

                  (ii) customer concerns about buying uniforms without first seeing them;

                  (iii) delivery time before customers receive Internet orders;

                  (iv)     pricing that may not meet customer expectations;

                  (v)      customer resistance to shipping charges;

                  (vi) shipment of damaged goods or wrong products from Armitec.com's suppliers; and

                  (vii)    difficulties in returning or exchanging orders.

CONCERNS ABOUT THE SECURITY OF THE PERSONAL INFORMATION WE GATHER

         If the security of our web site is compromised, the information we gather from our users, including credit card information, may be accessed by unauthorized users accessing our systems remotely. In such an event, current and potential users may be reluctant to use our services or provide us with the personal information we need to adequately develop and maintain individual user profiles. In addition, as a result of these security and privacy concerns, we may incur significant costs to protect against the threat of security breaches or to alleviate problems caused by security breaches, and we may be subject to legal claims of users if unauthorized third parties gain access to our system and alter, destroy or misappropriate our user's personal information. Also, any public perception that we engaged in the unauthorized release of user information, whether or not correct, would adversely affect our ability to attract and retain users. In addition, the FTC and state agencies have been investigating the use by Internet companies of personal information. We could incur additional expenses if new regulations regarding the use of personal information are introduced or if our privacy practices are investigated.

FAILURES OF OUR NETWORK INFRASTRUCTURE

         Our ability to successfully create an interactive online community and to deliver our services online depends in large part on the capacity, reliability and security of our network hardware, software and telecommunications infrastructure. Failures of our network infrastructure could result in unanticipated expenses to address these failures and could prevent our users from effectively utilizing our services, which could prevent us from retaining and attracting users.

         Our system is susceptible to natural and man-made disasters, including fire, floods, earthquakes, power loss, telecommunications failures, break-ins and similar events. Computer viruses, electronic break-ins or other similar disruptive problems could also adversely affect the operation of our web site. Our insurance policies may not compensate us for any losses that may occur due to any failures or interruptions in our systems. We do not presently have any secondary "off-site" systems or a formal disaster recovery plan. Any system failure that causes an interruption in service or decreases the responsiveness of our service could impair our reputation, damage our brand name and harm our revenues.

         In addition, our users will depend on Internet service providers, online service providers and other web site operators for access to our web site. Due to the rapid growth of the Internet, many of these service providers have experienced significant outages in the past and could experience outages, delays and other difficulties due to system failures unrelated to our systems. These problems could also harm our business by preventing users from effectively utilizing our services.

TECHNOLOGICAL CHANGES

         To be competitive, Armitec.com will need to continually enhance and improve the functionality and features of Armitec.com's online store. The Internet and the online commerce industry are rapidly changing. If competitors introduce new products and services featuring new technologies, or if new industry standards and practices emerge, Armitec.com's web site and proprietary technology and systems may become obsolete. Armitec.com may use new technologies ineffectively, or may be unable to license or otherwise obtain new technologies from third parties. Armitec.com may also experience difficulties in adapting its web site, the systems that it uses to process customers' orders and payments, its computer network to customer requirements, new technologies or emerging industry standards.

GOVERNMENTAL REGULATION OF THE INTERNET

         Laws and regulations directly applicable to online commerce or Internet communications are becoming more prevalent. These laws and regulations could expose Armitec.com to compliance costs and substantial liability, which could materially harm Armitec.com's business, operating results and financial condition. In addition, the growth of the Internet, coupled with publicity regarding Internet fraud, may lead to the enactment of more stringent consumer protection laws. These laws would be likely to impose additional burdens on Armitec.com's business. The adoption of any additional laws or regulations may also inhibit the expansion of the Internet, which could reduce visits to Armitec.com's online store or otherwise harm its business. In order to comply with new or existing laws regulating online commerce, Armitec.com may need to modify the manner in which it does business, which may result in additional expenses and could slow Armitec.com's growth.

CREDIT CARD FRAUD

         A failure to adequately control fraudulent credit card transactions could reduce Armitec.com's net revenues and Armitec.com's gross margin. Armitec.com may suffer losses as a result of orders placed with fraudulent credit card data even though the associated financial institution approved payment of the orders.

ESTABLISHING BRAND NAME

         Armitec.com believes that it must establish, maintain and enhance the Armitec.com brand to attract customers to Armitec.com's web site and to generate revenues from product sales. Brand recognition and customer loyalty will become increasingly important as more companies with well-established uniform brands offer competing products on the Internet. For example, existing uniform retailers with established brand names may establish an online presence that competes with Armitec.com's web site and existing online providers with better name recognition than Armitec.com may begin selling products similar to Armitec.com's products. Establishing the Armitec.com brand as a widely recognized and trusted source of uniforms will depend largely on Armitec.com's success in providing a high-quality online experience supported by a high level of customer service, which cannot be assured.

PROPRIETARY RIGHTS

         The steps Armitec.com takes to protect its proprietary rights may be inadequate. Armitec.com regards copyrights, service marks, trademarks, trade dress, trade secrets and similar intellectual property as critical to Armitec.com's success. Armitec.com may rely on trademark and copyright law, trade secret protection and confidentiality or license agreements with Armitec.com's employees, customers, partners and others to protect Armitec.com's proprietary rights. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use Armitec.com's intellectual property without Armitec.com's authorization. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which Armitec.com will sell its products and services online. If Armitec.com becomes involved in litigation to defend Armitec.com's intellectual property rights, it may have to spend significant amounts of money, and the litigation could divert Armitec.com's management's time and efforts.

INTELLECTUAL PROPERTY CLAIMS

         Third parties may in the future assert that Armitec.com has infringed their trademarks or copyrights or engaged in unfair competition or other illegal trade practices. Armitec.com may be unsuccessful in defending against any such claim, which could result in substantial damages, fines or other penalties. The resolution of a claim could also require Armitec.com to change how Armitec.com does business, redesign Armitec.com's web site and other systems, or enter into burdensome royalty or licensing agreements. In particular, Armitec.com may have to enter into a license to use Armitec.com's domain name, or Armitec.com could even be forced to change Armitec.com's name, either of which would severely harm Armitec.com's business. These license or royalty agreements, if required, may not be available on acceptable terms, if at all, in the event of a successful claim of infringement. Armitec.com's insurance coverage may not be adequate to cover every claim that could be asserted against Armitec.com. Even unsuccessful claims could result in significant legal fees and other expenses, diversion of management's time and disruptions in Armitec.com's business. Any such claim could also harm Armitec.com's reputation and brand.

INVENTORY THEFT

         If the security measures implemented at any distribution facility that Armitec.com may use or operate do not prevent inventory theft, Armitec.com's expected gross margin may significantly decrease. Theft may increase as Armitec.com expands its manufacturing and fulfillment operations and distribution network. If measures Armitec.com takes to address inventory theft do not reduce or prevent inventory theft, Armitec.com's gross margin and results of operations could be significantly below expectations in future periods.

POTENTIAL TAXES

         Armitec.com is generally not required to collect sales or other similar taxes for physical shipments of goods into states other than its own. However, one or more local, state or foreign jurisdictions may seek to impose sales tax collection obligations on Armitec.com and other out-of-state companies that engage in online commerce. If one or more states or any foreign country successfully asserts that Armitec.com should collect sales or other taxes on the sale of Armitec.com's merchandise, it could adversely affect Armitec.com's business.

COMPETITION

         Armitec.com faces a variety of competitive challenges from other domestic and foreign uniform marketers, some of which have greater financial and marketing resources than Armitec.com does. Armitec.com will compete with these companies primarily on the basis of:

                  (i) anticipating and responding to changing consumer demands in a timely manner;

                  (ii)     maintaining favorable brand recognition;

                  (iii)    pricing products;

                  (iv)     providing strong and effective marketing support; and

                  (v) creating an acceptable value proposition for customers.

         Armitec.com may also face competition from companies selling uniform products through the Internet. Increased competition from Internet-based competitors, could reduce Armitec.com's sales and prices and adversely affect Armitec.com's results of operations.

PRICE OF RAW MATERIALS

         The principal fabrics used in Armitec.com's business are cotton, synthetics, wools and blends. The prices Armitec.com pays for these fabrics are dependent on the market price for raw materials used to produce them, primarily cotton. The price and availability of cotton may fluctuate significantly, depending on a variety of factors, including crop yields. Any raw material price increases could increase Armitec.com's cost of sales and decrease Armitec.com's profitability unless Armitec.com is able to pass higher prices on to Armitec.com's customers.

Moreover, any decrease in the availability of cotton could impair Armitec.com's ability to meet Armitec.com's production requirements in a timely manner.

CUSTOMER TRAFFIC AND PURCHASE VOLUME

         Armitec.com may not obtain enough customer traffic or a high enough volume of purchases to generate sufficient revenues and achieve profitability. Armitec.com intends to increase Armitec.com's operating expenses substantially as it:

                  (i) increases its sales and marketing activities, particularly advertising efforts;

                  (ii) increases its general and administrative functions to support Armitec.com's growing operations;

                  (iii) expands its customer support to better serve customer needs;

                  (iv) develops enhanced technologies and features to improve its web site;

                  (v) enhances its distribution and order fulfillment capabilities; and

                  (vi)     expands, buys or builds distribution facilities.

         Because Armitec.com will spend these amounts before it receives any revenues from these efforts, Armitec.com's losses will be greater than the losses it would incur if it developed its business more slowly. In addition, Armitec.com may find that these efforts are more expensive than Armitec.com currently anticipates, which would further increase Armitec.com's losses. Also, the timing of these expenses may contribute to fluctuations in Armitec.com's quarterly operating results.

FULFILLMENT OPERATIONS

         Armitec.com must be able to fill customer orders quickly and efficiently. If Armitec.com is unable to expand Armitec.com's fulfillment operations and systems to accommodate increases in demand, it will not be able to increase Armitec.com's net sales in accordance with expectations.

HIGH MERCHANDISE RETURNS

         Armitec.com makes allowances in its financial statements for anticipated merchandise returns. However, actual returns may exceed Armitec.com's allowances. If merchandise returns increase significantly or exceed Armitec.com's allowances, Armitec.com's financial condition and results of operations could be adversely affected.

INVENTORY LEVELS

         Armitec.com anticipates that it will carry an increasing amount of inventory and that the percentage of sales made from inventory will rise. As a result, it will be critical to Armitec.com's success that it does not over-manufacture and overstock unpopular products.

Predicting these trends is difficult. If demand for one or more of Armitec.com's products falls short of Armitec.com's expectations, Armitec.com may be required to take significant inventory markdowns, which could reduce Armitec.com's net sales and gross margins. In addition, to the extent that demand for Armitec.com's products increases over time, Armitec.com may be forced to increase inventory levels. Any increase would subject Armitec.com to additional inventory risks.

IMPORTING RISKS

         Armitec.com may import raw materials and Armitec.com's import operations may be subject to:

                  (i) quotas imposed by bilateral textile agreements between the countries where Armitec.com may locate its facilities are located and foreign countries;

                  (ii) customs duties imposed on imported products by the governments where Armitec.com may locate its facilities; and

                  (iii) penalties imposed for, or adverse publicity relating to, violations by foreign contractors of labor and wage standards.

         In addition, the countries in which Armitec.com products get manufactured or imported may from time-to-time impose additional new quotas, duties, tariffs or other restrictions on Armitec.com's imports or adversely modify existing restrictions. Adverse changes in these import costs and restrictions could harm Armitec.com's business. In addition, Armitec.com's business may be subject to risks generally associated with doing business in countries other than the United States, including risks associated with foreign governmental regulation and social, political and economic changes in such countries.

KEY SUPPLIERS

         Armitec.com may not have long-term supply agreements with any of its principal suppliers, and may compete with other apparel companies for supply capacity. Armitec.com cannot make assurances that it will be able to obtain adequate supply if there occurs a significant disruption in any of Armitec.com's supplier relationships, including any disruption caused by a change of control, bankruptcy or other financial or operating difficulty of any of Armitec.com's suppliers, or in the markets for the fabrics Armitec.com purchases, including disruptions arising from mill closures or consolidation resulting from excess industry capacity or otherwise. Any of those disruptions could impair Armitec.com's ability to deliver products to customers in a timely manner and harm Armitec.com's business.

MANUFACTURING CONCERNS

         Armitec.com may manufacture a large percentage of its own products. Shortages of raw materials, production capacity constraints, or delays by Armitec.com's suppliers could negatively affect Armitec.com's ability to meet Armitec.com's production obligations and result in increased prices for certain components of Armitec.com's products.

DISTRIBUTION NETWORK

         Armitec.com's distribution network is also heavily dependent upon third-party carriers, such as United Parcel Service and the United States Post Office, for product shipments. Armitec.com is therefore subject to the risk that labor shortages, strikes, inclement weather or other factors may limit the ability of Armitec.com's carriers to meet Armitec.com's shipping needs. Armitec.com's shippers' failure to deliver products to Armitec.com's customers in a timely manner would damage Armitec.com's brand and adversely affect Armitec.com's operating results.

MANAGEMENT

         The following individuals comprise the executive management team at
Armitec.com:

     NAME                     AGE                  POSITION
     ----                     ---                  --------
Bruce R. Davis                65           Chairman, President, and
                                           Chief Executive
                                           Officer

Jerry Roniger                 71           Vice President, Sales

BRUCE R. DAVIS, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         Mr. Davis is a CPA by profession and was president of S.W.S Garment, Inc., a manufacturer of uniforms, from 1997 until sold in 1999. From 1995 until the present time, Mr. Davis has served as the President and Chief Executive Officer of Galt Capital Corporation in Atlanta, Georgia, a real estate development and consulting company. From 1991 until 1995, Mr. Davis served as President and Chief Executive Officer of Disposal Specialists, Ltd, a company engaged in the waste management industry. Mr. Davis obtained his Bachelor of Science degree from New York University in 1956.

JERRY RONIGER, VICE PRESIDENT SALES

         Mr. Roniger was sales manager with SWS Garment, Inc. from 1982 until October 2000. At SWS Garment, Inc., Mr. Roniger developed a program to manufacture and sell uniforms for postal, public safety and the military.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

                                                     SHARES BENEFICIALLY OWNED
                                                      AS OF SEPTEMBER 22, 2000

NAME AND ADDRESS                                    NUMBER              PERCENT

Galt Capital Corporation(1)                          100                  100%
1295 West Garmon Road
Atlanta, Georgia 30327

(1) One hundred percent of the capital stock of Galt Capital Corporation is owned by Sandra P. Davis.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10% beneficial owners of any class of equity securities of Armitec to file certain reports concerning their ownership of Armitec's equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Corporation during its most recently completed fiscal year, and Forms 5 and amendments thereto furnished to Armitec with respect to its most recently completed fiscal year, the directors, officers and beneficial owners of 10% or more of any class of Armitec's securities which failed to make the requisite filings on a timely basis are set forth below.

         Mr. William S. Bryant inadvertently failed to file a Form 5. Mr. Donald
C. Carman inadvertently failed to file a Form 5. Ms. E.L. Carman inadvertently failed to file a Form 5.

                     Outstanding Stock and Appraisal Rights

         Armitec presently has only one class of voting Stock outstanding, namely its common Stock, which has a par value of $.00167. As of the Record Date, there were 50,000,000 shares authorized and 3,051,857 shares of Common Stock outstanding. The Majority of Stockholders held approximately 2,166,975 shares of Common Stock, or approximately 71% of Armitec's issued and outstanding Common Stock.

         Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of Armitec, as of the Record Date, on any matter submitted to the vote of stockholders. However, under Section 228(a) of the Delaware Corporation Law, any action which may be taken at a stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The approval of the Amendments and the Stock Exchange require the affirmative vote or written consent of a majority of Armitec's outstanding Common Stock. On September 15, 2000, the Board of Directors and the majority of stockholders consented to the Amendments and Share Exchange.

         This Information Statement is being provided for your information purposes only. This Information Statement also constitutes your notice of the availability to you of appraisal rights pursuant to Section 262 of the Delaware Corporation Law.

         Under Section 262 of the Delaware Corporation Law, holders of record of Shares who do not wish to accept the terms of the Share Exchange have the right to seek an appraisal of the fair value of their Shares in the Delaware Court of Chancery (the "Delaware Court"). Holders of Shares wishing to assert this right must, on or before the twentieth day after the mailing of this Information Statement, make a written demand for the appraisal of their Shares to: Armitec, Inc., Attention: President, Post Office Box 21238, St. Simons Island, GA 31522. The demand must reasonably inform the Corporation of the identity of the Stockholder making the demand as well as the intention of the Stockholder to demand an appraisal of the fair value of the Shares held by the Stockholder.

         Only a holder of record of Shares, or a person duly authorized and explicitly purporting to act on his behalf, is entitled to assert an appraisal right for the Shares registered in his name. Beneficial owners who are not record holders and who wish to exercise appraisal are advised to consult promptly with the appropriate record holders as to the timely exercise of appraisal rights. A record holder, such as a broker, who holds Shares as a nominee for others may exercise appraisal rights with respect to the Shares held for one or more beneficial owners, while not exercising such rights for other beneficial owners. In such a case, the written demand should set forth the number of Shares as to which the demand is made. Where no Shares are expressly mentioned, the demand will be presumed to cover all Shares held in the name of such record holder.

         A demand for the appraisal of Shares owned of record by two or more joint holders must identify and be signed by, or on behalf of, all of the holders. A demand for appraisal signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity must so identify the persons signing the demand.

         An appraisal demand may be withdrawn by a Stockholder within 60 days after the Effective Time by written withdrawal of his demand for an appraisal and an acceptance of the terms of the Share Exchange, or may be withdrawn thereafter with the written approval of the Corporation.

         Only a holder of record of Shares on the date of the making of an appraisal demand with respect to such Shares who continuously holds such Shares through the Effective Time, who has otherwise complied with the requirements of
Section 262 of the Delaware Corporation Law shall be entitled to an appraisal.

         Within 120 days after the Effective Time (the "120-Day Period"), any remaining Stockholder who has properly demanded an appraisal and who has not withdrawn his demand as provided above (such Stockholders being referred to collectively as the "Dissenting Stockholders") and the Corporation each have the right to file in the Delaware Court a petition (the "Petition") demanding a determination of the fair value of the Shares held by all of the Dissenting Stockholders. If, within the 120-Day Period, no Petition shall have been filed as provided above, all rights to appraisal will ascertained as of the date of the Share Exchange that throw any light on future prospects of the corporation. Section 262 of the Delaware Corporation Law provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation." In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The costs of the appraisal proceeding may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable in the circumstances. Upon application, the Delaware Court may also order that all or a portion of the expenses incurred by any former holder of Shares in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expense of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the Shares entitled to an appraisal. Determinations by the Delaware Court are subject to appellate review by the Delaware Supreme Court.

         Dissenting Stockholders generally are permitted to participate in the appraisal proceedings. No appraisal proceeding in the Delaware Court shall be dismissed as to any Dissenting Stockholder without the approval of the Delaware Court, and this approval may be conditioned upon terms which the Delaware Court deems just.

         From and after the Effective Time, Stockholders are not entitled to vote the Shares for any purpose and are not entitled to receive payment of dividends or other distributions on the Shares payable to stockholders of record thereafter.

         The foregoing description is not, and does not purport to be, a complete summary of the applicable provisions of Section 262 of the Delaware Corporation Law and is qualified in its entirety by reference to the text of this provision which is set forth in its entirety in Exhibit B hereto. Any Former Stockholder considering demanding appraisal is advised to consult its own legal counsel.

         Forward-Looking Statements and Information

         This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "budgets," "predicts," "estimates" and similar expressions.

         We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections about the Company. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements.

                           INCORPORATION BY REFERENCE

         Armitec's Annual report for the for the four months ended December 31, 1999 on Form 10-KSB/A and for the quarter ended September 30, 2000 are incorporated by reference herein. Copies of these reports are attached as Exhibits C and D, respectively, and are available, without charge, upon written request to William S. Bryant, President, Armitec, Inc., Post Office Box 21238, St. Simons Island, Georgia 31522.

                                                    BY ORDER OF THE BOARD OF
                                                    DIRECTORS

                                                    ----------------------------
December ____, 2000                                 William S. Bryant
St. Simons Island, Georgia                          President

                                  EXHIBIT INDEX

EXHIBIT A         Plan and Agreement to Exchange Stock

EXHIBIT B         Appraisal Rights Statute

EXHIBIT C         Armitec's Annual Report on Form 10-KSB/A for the four months ended
                  December 31, 1999

EXHIBIT D         Armitec's Quarterly Report on Form 10-Q for the quarter ended
                  September 30, 2000


                                                                       EXHIBIT A

================================================================================



                      PLAN AND AGREEMENT TO EXCHANGE STOCK




                                  BY AND AMONG




                               Armitec.COM, INC.,




                          THE Armitec.COM SHAREHOLDERS,




                                       and




                                  Armitec, INC.




                            Dated September 15, 2000




================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page

                                    ARTICLE I

DEFINITIONS......................................................................................................1

                                   ARTICLE II

                    EXCHANGE AND PURCHASE OF SHARES; CLOSING

Section 2.01.         The Armitec Shares.........................................................................2
Section 2.02.         The Armitec.Com Shares.....................................................................3
Section 2.03.         The Closing................................................................................3

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF Armitec

Section 3.01.         Due Organization; Good Standing............................................................4
Section 3.02.         Authorized Capital of Armitec..............................................................4
Section 3.03.         Financial Statements; Absence of Undisclosed Liabilities...................................5
Section 3.04.         Taxes......................................................................................6
Section 3.05.         Conduct of Business........................................................................6
Section 3.06.         Legal Proceedings..........................................................................7
Section 3.07.         Brokers....................................................................................7
Section 3.08.         SEC Filings................................................................................7
Section 3.09.         Required Approvals, Proxy and Special Shareholder's Meeting................................7
Section 3.10.         Officers, Directors and Beneficial Owners..................................................8
Section 3.11.         No Untrue Statements.......................................................................8
Section 3.12.         Subsidiaries...............................................................................9
Section 3.13.         Accounts Receivable; Accounts Payable......................................................9
Section 3.14.         Real Property..............................................................................9
Section 3.15.         Leased Real Property.......................................................................9
Section 3.16.         Tangible Personal Property.................................................................9
Section 3.17.         Contracts.................................................................................10
Section 3.18.         Environmental Matters and OSHA............................................................13
Section 3.19.         Insurance.................................................................................14
Section 3.20.         Employee Relations and Employee Agreements................................................14
Section 3.21.         Patents; Trademarks; Related Contracts....................................................17
Section 3.22.         Availability of Books and Records.........................................................17
Section 3.23.         Bank Accounts, Credit Cards...............................................................17
Section 3.24.         Absence of Certain Changes or Events......................................................18
Section 3.25.         Related Party Transactions................................................................20
Section 3.26.         Adverse Conditions........................................................................20
Section 3.27.         Annual Reports............................................................................20

Section 3.28.         Correctness of Representations............................................................20
Section 3.29.         Investment Intent.........................................................................21
Section 3.30.         Litigation................................................................................21
Section 3.31.         Licenses, Permits and Approvals...........................................................22

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ARMITEC.COM AND THE ARMITEC.COM SHAREHOLDERS

Section 4.01.         Due Organization; Good Standing...........................................................22
Section 4.02.         Authorized Capital of Armitec.Com.........................................................22
Section 4.03.         Financial Statements; Absence of Undisclosed Liabilities..................................23
Section 4.04.         Taxes.....................................................................................24
Section 4.05.         Conduct of Business.......................................................................24
Section 4.06.         Legal Proceedings.........................................................................25
Section 4.07.         Required Approvals........................................................................25
Section 4.08.         Officers and Directors....................................................................25
Section 4.09.         No Untrue Statements......................................................................25
Section 4.10.         Subsidiaries..............................................................................26
Section 4.11.         Real Property.............................................................................26
Section 4.12.         Leased Real Property......................................................................26
Section 4.13.         Tangible Personal Property................................................................26
Section 4.14.         Contracts.................................................................................26
Section 4.15.         Brokers...................................................................................29
Section 4.16.         Environmental Matters and OSHA............................................................30
Section 4.17.         Insurance.................................................................................31
Section 4.18.         Employee Relations and Employment Agreements..............................................31
Section 4.19.         Patents; Trademarks; Related Trademarks...................................................34
Section 4.20.         Books and Records; Fiscal Year; Method of Accounting......................................34
Section 4.21.         Bank Accounts; Credit Cards...............................................................34
Section 4.22.         Absence of Certain Changes or Events......................................................34
Section 4.23.         Accounts Receivable; Accounts Payable.....................................................37
Section 4.24.         Insider Transactions......................................................................37
Section 4.25.         Adverse Conditions........................................................................37
Section 4.26.         Authorization and Validity of Documents...................................................37
Section 4.27.         Investment Intent.........................................................................37
Section 4.28.         Correctness of Representations............................................................38
Section 4.29.         Litigation................................................................................39
Section 4.30.         Licenses, Permits and Approvals...........................................................39

                                    ARTICLE V

                              COVENANTS OF ARMITEC

Section 5.01.         Conduct of Business Prior to Closing......................................................39
Section 5.02.         Actions Prior to Closing..................................................................40
Section 5.03.         Consents..................................................................................42
Section 5.04.         Supplemental Disclosure...................................................................42
Section 5.05.         Additional Reports........................................................................42
Section 5.06.         Conditions Precedent......................................................................42
Section 5.07.         Capital Expenditures......................................................................42
Section 5.08.         SEC Filings...............................................................................42
Section 5.09.         Shareholder and Other Required Consents...................................................43
Section 5.10.         Other Transactions........................................................................43

                                   ARTICLE VI

                            COVENANTS OF ARMITEC.COM

Section 6.01.         Conduct of Business Prior to Closing......................................................43
Section 6.02.         Actions Prior to Closing..................................................................44
Section 6.03.         Consents..................................................................................46
Section 6.04.         Supplemental Disclosure...................................................................46
Section 6.05.         Additional Reports........................................................................47
Section 6.06.         Conditions Precedent......................................................................47
Section 6.07.         Capital Expenditures......................................................................47
Section 6.08.         Shareholder and Other Required Consents...................................................47
Section 6.09.         Other Transactions........................................................................47

                                   ARTICLE VII

                               FURTHER AGREEMENTS

Section 7.01.         Confidentiality...........................................................................47
Section 7.02.         Public Announcements......................................................................48

                                  ARTICLE VIII

                   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ARMITEC TO CONSUMMATE THE EXCHANGE

Section 8.01.         Representations and Warranties............................................................48
Section 8.02.         Covenants and Agreements..................................................................48
Section 8.03.         Certified Resolutions.....................................................................48
Section 8.04.         No Injunction, Etc........................................................................48
Section 8.05.         Incumbency................................................................................49

Section 8.06.         Certificates..............................................................................49
Section 8.07.         Deliveries at Closing.....................................................................49
Section 8.08.         Certificates..............................................................................49
Section 8.09.         Estoppel Certificates.....................................................................49
Section 8.10.         Closing Certificate.......................................................................50
Section 8.11.         Reimbursement.............................................................................50

                                   ARTICLE IX

             CONDITIONS PRECEDENT TO OBLIGATIONS OF ARMITEC.COM SHAREHOLDERS TO CONSUMMATE THE EXCHANGE

Section 9.01.         Representations and Warranties............................................................50
Section 9.02.         Covenants and Agreements..................................................................50
Section 9.03.         Certified Resolutions.....................................................................50
Section 9.04.         No Injunction, Etc........................................................................51
Section 9.05.         Incumbency................................................................................51
Section 9.06.         Certificates..............................................................................51
Section 9.07.         Deliveries at Closing.....................................................................51
Section 9.08.         Certificates..............................................................................51
Section 9.09.         Estoppel Certificates.....................................................................51
Section 9.10.         Closing  Certificate......................................................................52
Section 9.11.         Resignation of Officers and Directors.....................................................52
Section 9.12.         Assets and Liabilities....................................................................52

                                    ARTICLE X

                                   TERMINATION

Section 10.01.        Termination...............................................................................52
Section 10.02.        Effect of Termination.....................................................................53

                                   ARTICLE XI

                                 INDEMNIFICATION

Section 11.01.        Indemnification by the Company............................................................53
Section 11.02.        Indemnification by Armitec.Com Shareholders...............................................54

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.01.        Survival of Representations, Warranties and Agreements....................................54
Section 12.02.        Further Documents.........................................................................54
Section 12.03.        Notices...................................................................................54

Section 12.04.        Entire Agreement..........................................................................54
Section 12.05.        Assignability.............................................................................55
Section 12.06.        Binding Effect; Benefit...................................................................55
Section 12.07.        Severability..............................................................................55
Section 12.08.        Amendment; Waiver.........................................................................55
Section 12.09.        Section Headings..........................................................................55
Section 12.10.        Counterparts..............................................................................55
Section 12.11.        Applicable Law............................................................................55
Section 12.12.        Remedies..................................................................................56
Section 12.13.        Procedure.................................................................................56

         THIS PLAN AND AGREEMENT TO EXCHANGE STOCK (the "Agreement') is made and entered into this 15th day of September, 2000, by and among (i) Armitec.Com, Inc., a Georgia corporation ("Armitec.Com") with its principal place of business in Atlanta, GA; (ii) the shareholders of Armitec.Com, all of whom are listed on
Schedule 1 attached hereto (collectively, the "Armitec.Com Shareholders"); and
(iii) Armitec, Inc., a Delaware corporation ("Armitec") with its principal place of business in St. Simons Island, GA.

         The Armitec.Com Shareholders and Armitec intend to effect a "B" reorganization pursuant to Section 368 of the Code (as hereinafter defined) whereby Armitec will acquire all of the outstanding shares of stock of Armitec.Com from the Armitec.Com Shareholders in exchange solely for newly issued shares of common stock of Armitec. After giving effect to all of the transactions contemplated by this Agreement, (a) the Armitec Shareholders (as defined below) and the Armitec.Com Shareholders will jointly own all of the issued and outstanding shares of Armitec and (b) Armitec.Com will be a wholly-owned subsidiary of Armitec.

         For and in consideration of these premises and the mutual covenants, promises, agreements, representations and warranties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Armitec, Armitec.Com and the Armitec.Com Shareholders hereby covenant, promise, agree, represent and warrant as follows:

                                   ARTICLE I

                                  DEFINITIONS

         The capitalized terms listed below are used in this Agreement with the meanings thereafter ascribed:

         "Affiliate" has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act, as such rule is in effect on the date hereof.

         "Armitec Common" means all of the issued and outstanding shares of Common Stock of Armitec, par value $.00167.

          "Armitec Shares" means all of the issued and outstanding shares of the Armitec Common immediately prior to the closing of the transactions contemplated by this Agreement.

         "Armitec Shareholders" means all Persons owning Armitec Shares prior to Closing and those Persons, other than the Armitec.Com Shareholders, owning Armitec Shares after the Closing.

         "Armitec.Com Common" means the issued and outstanding Common Stock of Armitec.Com.

         "Armitec.Com Shares" means all of the issued and outstanding shares of Armitec.Com which consists of ONE HUNDRED (100) shares of the Common Stock of Armitec.Com.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C.
Section 101, and all future acts supplemental thereto or amendatory thereof.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Exchange Act" means the Securities Act of 1934, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the relevant time.

         "Fully-Diluted" means the number of shares of Common Stock of either Armitec or Armitec.Com outstanding after giving effect to the exercise of outstanding or committed options and other rights to purchase Common Stock.

         "Hold" or "Held" as used herein and pertaining to share ownership shall include ownership of record as well as beneficial ownership.

         "Material" shall mean any condition, circumstance, change or effect (or any development that, insofar as can be reasonably foreseen, would result in any condition, circumstance, change or effect) that is material to the business, assets, results of operations, prospects or condition (financial or otherwise) of either Armitec or Armitec.Com. The parties hereby acknowledge and agree the term "material" shall include any obligation, liability, commitment, claim, expenditure or loss contingencies which individually equals or exceeds $10,000.

         "Person" means an individual, partnership, corporation, trust, unincorporated organization, government, or agency or political subdivision of a government.

         "SEC" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

         "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the relevant time.

                                   ARTICLE II

                    EXCHANGE AND PURCHASE OF SHARES; CLOSING

         SECTION 2.01. THE ARMITEC SHARES.

         On the terms and subject to the conditions set forth in this Agreement, at the Closing (as such term is defined in Section 2.03 of this Agreement):

                  (a) Schedule 2.01 attached hereto contains the names of all Armitec.Com Shareholders holding Armitec.Com Common, the number of shares held by each (set forth opposite such shareholder's name), and the ratio such number bears to the total number of shares of Fully-Diluted Armitec.Com Common. At Closing Armitec shall assign, transfer, and deliver to the Armitec.Com Shareholders 13,940,785 shares of Armitec Common. Additionally, at Closing, Armitec shall reserve 13,525,928 shares of Armitec Common from which 1,525,928 shares of Armitec Common will be issued for consulting services, and 12,000,000 shares will be reserved for issuance through a private placement of the shares to occur within six (6) months of the Closing. If the shares, or any portion thereof, are not issued pursuant to a private placement within six (6) months of the Closing, Galt Capital Corporation shall have the right to purchase any of such shares not issued through a private placement at a nominal price.

                  (b) The Armitec Shareholders of Armitec Common shall retain their shares of Armitec Common which, immediately following the issuance of Armitec Common as set forth in subsection (a) above, shall constitute 3,051,857 shares or Ten per cent (10%) of the Fully-Diluted Armitec Common.

                  (c) Prior to Closing, the exact number of shares of Armitec Common to be issued to each Armitec.Com Shareholder shall be appended to Schedule 2.01, as well as such other information as may be reasonably necessary for the transfer agent of Armitec to issue certificates evidencing the Armitec Common to the Armitec.Com Shareholders at Closing.

         SECTION 2.02. THE ARMITEC.COM SHARES.

         On the terms and subject to the conditions set forth in this Agreement, at the Closing (as such term is described in Section 2.03 of this Agreement), each Armitec.Com Shareholders shall assign, transfer, and deliver to Armitec a certificate(s) evidencing all of the Armitec.Com Shares held by such shareholder. The certificates representing the Armitec.Com Shares shall be duly endorsed, or accompanied by stock transfer powers duly endorsed, with the signature of the Armitec.Com Shareholder thereon guaranteed by a bank, trust company, or member of the New York Stock Exchange, and otherwise in a form suitable for transfer on the stock transfer books of Armitec.Com.

         SECTION 2.03. THE CLOSING.

         The "Closing" shall mean the consummation of the exchange of Armitec Shares and the Armitec.Com Shares, as set forth in Sections 2.01 and 2.02 above, as well as the consummation of any other transactions which are contemplated by this Agreement to occur at Closing. Closing shall take place no later than within Two (2) days following the date upon which all of the conditions precedent contained in Articles VIII and IX of this Agreement have occurred and all regulatory matters have been complied with, at 10:00 a.m., local time, at the offices of Kutak Rock, LLP, Suite 2100, 225 Peachtree Street, N.E. Atlanta, GA 30303, or at such other time and place as the parties may agree in writing. The date the Closing actually occurs is the "Closing Date."

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF ARMITEC

         Armitec represents and warrants to Armitec.Com and the Armitec.Com Shareholders (which representations and warranties shall be valid and binding as of the time of Closing) as follows:

         SECTION 3.01. DUE ORGANIZATION; GOOD STANDING.

         Armitec is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Armitec has the power and authority to own, lease and operate its properties and to conduct its business in each location where Armitec owns, leases or operates its property and conducts business as such business is now being conducted by Armitec. Armitec is duly qualified and is in good standing as a foreign corporation in each of the jurisdictions in which the nature of the property or assets owned by Armitec or the nature of the operations or business conducted by Armitec requires such qualification. Complete and correct copies of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of Armitec, as certified by the Secretary of State of Delaware and the Secretary of Armitec, respectively, are attached hereto as Schedule 3.01, and no changes will be made therein prior to Closing except such change(s) as may be necessary to effectuate the terms hereof.

         SECTION 3.02. AUTHORIZED CAPITAL OF ARMITEC.

         The authorized capital of Armitec consists of FIFTY MILLION (50,000,000) shares of Common Stock, Three Million Fifty One Thousand Eight Hundred Fifty Seven (3,051,857) shares of which are validly issued and outstanding, fully paid and nonassessable. The relative rights, powers, preferences, qualifications, limitations, and restrictions in respect of each class of authorized capital stock of Armitec are as set forth in the Certificate of Incorporation, attached as Schedule 3.01 and the Certificate of Designation, and all such rights, powers, preferences, qualifications, limitations, and restrictions are valid, binding, and enforceable and in accordance with all applicable laws. Except as contemplated by this Agreement or as set forth in
Schedule 3.02, (a) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of Armitec is authorized or outstanding, and (b) there is no commitment by Armitec to (i) issue any equity securities of Armitec, including without limitation, Armitec Common and Armitec Preferred, or any subscriptions, warrants, options, convertible securities, or other rights to purchase or acquire equity securities of Armitec or securities convertible into or exchangeable for equity securities of Armitec or (ii) distribute to holders of Armitec Common, Armitec Preferred, or any other equity securities of Armitec, any evidence of indebtedness, or any assets of Armitec. Except as set forth in
Schedule 3.02 or the Certificate of Incorporation, as amended, Armitec has no obligation or right (contingent or other) to purchase, redeem, or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in Schedule 3.02, there are no voting trusts or agreements nor any preemptive rights relating to any outstanding securities of Armitec (whether or not

Armitec is a party thereto). All outstanding securities of Armitec were issued in compliance with all applicable federal and state securities laws.

         SECTION 3.03. FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES.

                  (a) Attached hereto as Schedule 3.03 are true, correct and complete copies of:

                           (i) the audited Consolidated Balance Sheets of Armitec and its subsidiaries dated as of August 31, 1998, 1999 and December 31, 1999 and the audited, consolidated statements of income, cash flow and stockholders equity for the years then ended, together with the notes thereto and the report thereon of Moore Stephens Tiller LLC, independent certified public accountants for Armitec.

                  Such financial statements and the notes thereto are hereinafter referred to collectively as the "Armitec Financial Statements."

                  (b) The Armitec Financial Statements (i) are in accordance with the books and records of Armitec, (ii) present fairly the consolidated financial condition of Armitec and its subsidiaries as of the respective dates indicated and the results of operations for such periods, (iii) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and (iv) reflect adequate reserves for all liabilities and losses. Armitec has no material liabilities or obligations (secured or unsecured, whether accrued, absolute, direct, indirect, contingent, or otherwise, and whether due or to become due) that are not fully accrued or reserved against in the Armitec Financial Statements or described in Schedule 3.03. Armitec has not received any advice or notification from its independent certified public accountants that Armitec has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Armitec Financial Statements or the books and records of Armitec, any properties, assets, liabilities, revenues, or expenses. The Armitec Financial Statements do not contain any items of special or nonrecurring income, or other income not earned in the ordinary course of business, except as set forth in the notes to the Armitec Financial Statements or in Schedule 3.03. The books, records, and accounts of Armitec accurately and fairly reflect, in reasonable detail, all transactions, assets, and liabilities of Armitec. Armitec has not engaged in any transaction, maintained any bank account, or used any of the funds of Armitec, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Armitec.

                  (c) Armitec has no material liabilities or obligations (secured or unsecured, whether accrued, absolute, direct, indirect, contingent, or otherwise, and whether due or to become due) that are not fully accrued or reserved against in the Armitec Financial Statements, other than:

                           (i) liabilities incurred in the ordinary course of business subsequent to the date of the Armitec Financial Statements consistent with past practice, none of which deviate in any material respect from liabilities incurred in prior comparable fiscal periods;

                           (ii)     obligations under Contracts listed on
                  Schedule 3.03 or incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Armitec Financial Statements, which liabilities and obligations, individually or in the aggregate, are not material to the financial condition or operating results of Armitec; and

                           (iii)    the liabilities listed on Schedule 3.03.

         SECTION 3.04. TAXES.

         Except as set forth on Schedule 3.04, Armitec has filed or obtained filing extensions for all tax returns, federal, state, county, and local, required to be filed by it, and Armitec has paid or established adequate reserves (in accordance with generally accepted accounting principles) for the payment of all taxes shown to be due by such returns as well as all other taxes, assessments, and governmental charges which have become due or payable, including, without limitation, all taxes which Armitec is obligated to withhold from amounts owing to employees, creditors, and third parties. The federal income tax returns of Armitec have never been audited by the Internal Revenue Service and no state income or sales tax returns of Armitec have been audited. No deficiency assessment with respect to or proposed adjustment of Armitec's federal, state, county, or local taxes is pending or, to the best of Armitec's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county, or local taxing authority, outstanding against the assets, properties, or business of Armitec. Neither Armitec nor any of its shareholders has ever filed a consent pertaining to Armitec pursuant to Section 341(f) of the IRC (as hereinafter defined), relating to collapsible corporations. Any amounts reserved in the Armitec Financial Statements for taxes are sufficient for the payment of all accrued and unpaid federal, state and local taxes of all types, including interest and penalties thereon of Armitec for or on account of which Armitec is or may become liable in any manner whatsoever for the quarter ending June 30, 2000 and for all prior periods.

         SECTION 3.05. CONDUCT OF BUSINESS.

                  (a) ORDINARY COURSE. Since September 1, 1997 the business of Armitec has been operated, and prior to Closing will be operated, only in the ordinary course except for: (i) any transactions contained in Schedule 3.05.1 attached hereto; or (ii) any transactions disclosed in the Form 10-K's and 10-QSB's filed by Armitec since that date (the "Armitec Form 10-K's and QSB's").

                  (b) NO MATERIAL CHANGE. Since December 31, 1999, except as set forth on Schedule 3.05.2, there has been, and prior to the Closing there will be, no material adverse change, individually or in the aggregate, in Armitec's condition (financial or otherwise) or in Armitec's assets, liabilities or business.

                  (c) NO LOSS OR DESTRUCTION. There has been, and prior to Closing there will be, no damage, destruction or loss or other events or conditions of any character, or any pending or threatened developments, which individually or in the aggregate, would materially and adversely affect Armitec's condition (financial or otherwise) or Armitec's assets, liabilities or business.

         SECTION 3.06. LEGAL PROCEEDINGS.

         Except as set forth on Schedule 3.06 attached hereto and incorporated by reference herein, there is, and as of Closing there will be, no action, suit, proceeding or investigation pending or, to the best knowledge of Armitec, threatened, against or affecting Armitec or any of its assets. Armitec is not, and as of Closing will not be, in default under or with respect to any judgment, order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality. Armitec has, and as of Closing will have, complied in all material respects with all laws, rules, regulations and orders applicable to it and to its business; and it has, and as of the Closing will have, performed in all material respects all of its material obligations and duties to be performed by it to the extent required in accordance with their respective terms; and is not, and as of the Closing will not be, in any material respect in default under or in breach of any material contract, agreement, commitment or other instrument to which it is subject or a party or under which it is bound.

         SECTION 3.07. BROKERS.

         Neither Armitec nor any Affiliate of Armitec has any contract, arrangement or understanding with, or has incurred any obligation or liability to, any broker, finder, investment banker, intermediary or similar agent with respect to this Agreement or the transactions contemplated hereby.

         SECTION 3.08. SEC FILINGS.

         Except as set forth of Schedule 3.08, Armitec and each of its officers and directors are current in its or their filings with the SEC including all registration statements, financial statements, applications, reports, schedules, forms, proxy statements, Forms 3 and 4, and all other instruments, documents, and written information (collectively "SEC Filings") required to have been filed by Armitec, its officers and directors under the Securities Act and the Exchange Act. None of the SEC Filings contained, as of its date, any untrue statement of a material fact or omitted, as of its date, to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 3.09. REQUIRED APPROVALS, PROXY AND SPECIAL SHAREHOLDER'S MEETING.

         The Board of Directors of Armitec, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery of this Agreement by Armitec, the issuance of shares of Armitec Common and the transactions hereby contemplated, and no action, confirmation or ratification by the shareholders of Armitec or by any other person, entity or governmental authority is required in connection therewith, except:

                  (a) the filing of a Definitive Proxy which shall contain the nominees for the Board of Directors of Armitec (one of whom is to be named by Armitec Shareholders), the proposed Officers of Armitec, and such other items as are necessary and appropriate, and the obtaining of a majority vote of a quorum of Armitec Shareholders at a Special or Annual Meeting of Shareholders to be held prior to or on the date of the Closing which approves the transactions set forth in this Agreement; or,

                  (b) the obtaining of the required shareholder approval of these transactions by a written consent of a majority of Armitec Shareholders and appropriate notification to Armitec Shareholders. Except as may be otherwise set forth herein, Armitec has taken all actions required by law, its Certificate of Incorporation, as amended, its Bylaws, as amended, or otherwise, to authorize the execution, delivery and performance of this Agreement, and as of Closing Armitec will have the power and authority to consummate the transactions hereby contemplated, including the issuance, sale, transfer and delivery of the Armitec Shares pursuant to the provisions hereof and to take all other actions required to be taken by it pursuant to the provisions hereof, subject to obtaining prior shareholder approval and except as may be otherwise set forth herein. This Agreement is valid and binding upon Armitec in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Articles of Incorporation, as amended, or the Bylaws, as amended, of Armitec, or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to Armitec.

         SECTION 3.10. OFFICERS, DIRECTORS AND BENEFICIAL OWNERS.

         Attached hereto as Schedule 3.10 is a list of all officers and directors of Armitec and all beneficial owners of more than Five (5%) percent of Armitec Shares known to Armitec, and the number of Armitec Shares owned of record and beneficially by each such Officer and Director of Armitec.

         SECTION 3.11. NO UNTRUE STATEMENTS.

         Neither this Agreement nor any written information, statement, list or certificate furnished or to be furnished to Armitec.Com or the Armitec.Com Shareholders pursuant to this Agreement or in connection with this Agreement or any of the transactions contemplated by this Agreement contains, or as of the Closing will contain, any untrue statement of a material fact or omits, or as of the Closing will omit, a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

         SECTION 3.12. SUBSIDIARIES.

         Except as set forth on Schedule 3.12, Armitec does not have any subsidiaries and does not, directly or indirectly, own a controlling interest in any corporation, partnership, joint venture, or other entity.

         SECTION 3.13. ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE.

         Armitec's accounts receivable reflected in the December 31, 1999 Armitec Financial Statement, and all accounts receivable arising after the date thereof (collectively, the "Accounts Receivable") were or are bona fide accounts receivable, the full amount of which were or are actually owing to Armitec, and, to the best of its knowledge, those not collected prior to Closing will be fully collectible by Armitec within ninety (90) days of Closing without offset, recoupment, counterclaim, claim or diminution. Armitec's accounts payable reflected on the December 31, 1999 Armitec Financial Statement and all accounts payable arising after the date thereof (collectively, the "Accounts Payable") arose from bona fide transactions in the ordinary course of Armitec's business.

         SECTION 3.14. REAL PROPERTY.

         Except as set forth on Schedule 3.14 attached hereto, Armitec does not own any real estate.

         SECTION 3.15. LEASED REAL PROPERTY.

         Schedule 3.15 contains a true and correct list of each parcel of real property leased by Armitec (the "Armitec Leased Real Property"). Attached to
Schedule 3.15 is a true and correct copy of each lease pursuant to which Armitec leases the Armitec Leased Real Property and any amendments, extensions, and renewals thereof (the "Armitec Real Property Leases"). Each Armitec Real Property Lease is in full force and effect and there is no existing default or event of default, real or claimed, or event which with notice or lapse of time or both would constitute a default thereunder. Except as described in Schedule 3.15, Armitec's interest in the Armitec Real Property Leases is free and clear of any mortgages and liens, and is not subject to any deeds of trust, assignments, subleases, or rights of any third parties other than the lessor thereof. To the knowledge of Armitec, no lessor under any such lease is in default under any such leases in its duties to the lessee. Armitec has not assigned, transferred, conveyed or otherwise encumbered by way of security interest or otherwise any of the Armitec Real Property Leases. Except as described in Schedule 3.15, the continuation, validity, and effectiveness of each Armitec Real Property Lease will in no way be affected by the consummation of the transactions contemplated by this Agreement.

         SECTION 3.16. TANGIBLE PERSONAL PROPERTY.

         Attached hereto as Schedule 3.16 is a true, correct and complete list of all tangible personal property owned by Armitec or used by Armitec in the conduct of its business, including, but not limited to, all equipment, machinery and fixtures (collectively, the "Armitec

Personal Property"), indicating whether it is owned or the manner in which it is otherwise utilized by Armitec. Armitec has exclusive good and merchantable title to all of the Armitec Personal Property owned by it, free and clear of all pledges, claims, liens, restrictions, security interests, charges and other encumbrances except those contained in said Schedule 3.16. All of the Armitec Personal Property is in good repair and good operating condition, fit for its intended purposes, and is adequate for the continuation of Armitec's business as presently conducted.

         SECTION 3.17. CONTRACTS.

                  (a) Schedule 3.17.1 contains a true and correct list of all contracts, agreements, or understandings, written or oral, by which Armitec receives any right or benefit or undertakes any liability or obligation (the "Armitec Contracts"). Armitec has delivered or has otherwise made available to Armitec.Com a correct and complete copy of each contract or agreement set forth in Schedule 3.17.1. Except as listed on Schedule 3.17.1, Armitec is not a party to any written or oral:

                           (i) agreement, contract, or commitment with any present or former employee or consultant or for the employment of any person, including any consultant, contractor, or agent who performs services for Armitec;

                           (ii) agreement, contract, or commitment for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party which supplies, products, or services are used by Armitec involving in any one case an amount or value of five thousand dollars ($5,000) or more;

                           (iii) lease (relating to real property or personal property) under which Armitec is lessor or lessee;

                           (iv) license, franchise, assignment or other agreement of Armitec relating to trademarks, trade names, patents, copyrights and service marks (or applications therefor), unpatented designs or styles, know-how and technical assistance;

                           (v) permit relating to the operation of the business of Armitec;

                           (vi) agreement for the purchase, sale or lease of goods, materials, supplies, machinery, equipment, capital assets and services having a cost in excess of Ten Thousand ($10,000.00) Dollars in any one instance or in excess of Twenty-Five Thousand ($25,000.00) Dollars in the aggregate;

                           (vii) agreement or arrangement with any supplier, distributor, franchisor dealer, sales agent, broker or representative;

                           (viii)   agreement or arrangement for the
                  construction, modification or improvement of any building or structure having a cost in excess of Ten

                  Thousand ($10,00.00) Dollars, or any other capital expenditure involving payments in excess of Ten Thousand ($10,000.00) Dollars;

                           (ix) agreement or understanding which is material in nature, involves the payment or receipt, in any 12 month period, of more than Ten Thousand ($10,000.00) Dollars or has a term of more than twelve (12) months;

                           (x) note, debenture, bond, equipment trust agreement, letter of credit agreement, loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

                           (xi) agreement, contract, or commitment for any charitable or political contribution relating to Armitec's business;

                           (xii)    agreement, contract, commitment, or
                  outstanding proposal pursuant to which Armitec sells, or proposes to sell, products and services for any amount or value;

                           (xiii) agreement, contract, or commitment limiting or restraining Armitec, its business, or any successor thereto from engaging or competing in any manner or in any business;

                           (xiv) material agreement, contract, or commitment relating to Armitec's business not made in the ordinary course of business; or

                           (xv)     any distributor agreement, reseller
                  agreement, franchise agreement, or any other agreement which authorizes Armitec to (A) sell products or services of any other person or entity, or (B) use the trademarks, trade names, or trade styles of any other Person in Armitec's business.

                  (b) Schedule 3.17.2 contains a true and correct list of all commitments for capital expenditures that have been approved or made prior to the date of this Agreement by Armitec and that remain outstanding as of the date hereof.

                  (c) Except as may be otherwise noted in Schedule 3.17.1, the Armitec Financial Statements or the Armitec Form 10-K's and Q's, each of the Armitec Contracts was entered into in the ordinary course of business on terms substantially consistent with Armitec's practice prior thereto, is in full force and effect, and there exists no breach or violation of, or default by Armitec under, any of the Armitec Contracts nor, to the knowledge of Armitec by any other party to such Contract, or any event which, with notice or the lapse of time, or both, will create a breach or violation of, or default under by Armitec nor, to the knowledge of Armitec by any other party to such Contract. There is no Armitec Contract that contains any contractual requirement with which there is a reasonable likelihood that Armitec or any other party thereto will be unable to comply. Except as set forth on Schedule 3.17.1, the continuation, validity, and effectiveness of each Armitec Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement.

                  (d) Schedule 3.17.3 contains a true and correct list of all customers (ranked by annual revenue) of Armitec, and the annual revenue obtained from each such customer for the year ended December 31, 1999. No customer reflected in Schedule 3.17.3, whose purchases of products and services are material to Armitec (individually or in the aggregate) has terminated its business relationship nor has suspended nor significantly reduced its purchases of products and services from Armitec from the levels reflected therein, if any, with Armitec; nor does Armitec have knowledge of facts which suggest that such a termination, suspension or significant reduction is likely within the reasonably foreseeable future. Except as indicated on Schedule 3.17.3, there exists no actual or, to the knowledge of Armitec, any threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Armitec Contract, which would have a material adverse effect on the business or the condition, financial or otherwise, of Armitec, including without limitation, (i) the business relationship of Armitec with any customer, distributor, or related group of customers or distributors whose purchases individually or in the aggregate are material to the operations and financial condition of Armitec, (ii) the requirements of any customer or related group of customers of Armitec whose purchases individually or in the aggregate are material to the operations and financial condition of Armitec, or
         (iii) the business relationship of Armitec with any material supplier to Armitec. Except as indicated on Schedule 3.17.3, there is no Contract with any customer, the performance of which by Armitec will result in a loss to Armitec.

                  (e) Except as indicated on Schedule 3.17.3, no customer listed on Schedule 3.17.3 has notified Armitec, nor is Armitec otherwise aware that any customer listed on Schedule 3.17.3 has, or has plans to, reduce the volume of purchases made from Armitec.

                  (f) None of the Armitec Contracts is for materials, supplies, equipment, or services in excess of Armitec's normal requirements or as needed for reasonably anticipated needs of its business.

                  (g) Armitec has not granted any power of attorney affecting or with respect to any of its business, affairs, or assets, or any combination thereof, that remains outstanding.

                  (h) Attached to Schedule 3.17.1 is a true and correct copy (and if oral, a description of material terms) of each Armitec Contract listed on Schedule 3.17.1 and all modifications, amendments, renewals, or extensions thereof.

                  (i) Except as reflected in Schedule 3.17.4, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not terminate, breach, give rise to a right in favor of any other party to an Armitec Contract to terminate such Contract, or constitute an event which with notice, lapse of time or both, constitute an event of default under any Contract.

         SECTION 3.18. ENVIRONMENTAL MATTERS AND OSHA.

         Except as set forth in Schedule 3.18.1:

                  (a) Armitec is and has been in compliance with all environmental Laws. Armitec has not received notice of any Environmental Claim filed or threatened against it or against any other person or entity whose liability for any Environmental Claim has been retained or assumed either contractually or by operation of law;

                  (b) Armitec has not disposed of, emitted, discharged, handled, stored, transported, used, or released any Hazardous Materials (or arranged for any of the foregoing), or exposed any employee or other individual to any Hazardous Materials or condition so as to give rise to any liability or corrective or remedial obligation under any Environmental Laws;

                  (c) No Hazardous Materials are present in, on, or under any properties owned, leased, or used at any time (including both land and improvements thereon) by Armitec, and no reasonable likelihood exists that any Hazardous Materials will come to be present in, on, or under any properties owned, leased, or used at any time (including both land and improvements thereon) by Armitec so as to give rise to any material liability or corrective or remedial obligation under any Environmental Laws.

         As used herein, "Environmental Claim" means any notice, claim, act, cause of action or investigation by any Person alleging potential liability arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials or any violation, or alleged violation, of any Environmental Law. As used herein, "Environmental Laws" means all federal, state, local and foreign laws and regulations relating to pollution or protection of the environment or the protection of human health. As used herein, "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials
(ACM), hazardous substances, petroleum and petroleum products or any fraction thereof, excluding, however, any chemicals used or waste generated as a result of typical office and janitorial activities. Except as set forth in Schedule 3.18.2, Armitec is in compliance with all applicable laws relating to employee health and safety and has complied in the past with all applicable laws relating to employee safety. Except as set forth in Schedule 3.18.2, Armitec has not received any notice that past or present conditions of the assets and properties of Armitec violate any applicable legal requirements or otherwise can be made the basis of any claim, proceeding or investigation, based on OSHA violations or otherwise related to employee health and safety. Except as set forth in Schedule 3.18.2, Armitec is not aware of any potential causes of action which may be asserted against Armitec by third parties, including employees, former employees and customers, arising out of (a) the handling or disposal of Hazardous Materials by Armitec, (b) the violation of OSHA regulations, or (c) violation of other applicable laws relating to employee safety.

         SECTION 3.19. INSURANCE.

         Attached hereto as Schedule 3.19.1 is a list of all insurance policies of Armitec setting forth with respect to each policy the name of the insurer, a description of the policy, the dollar amount of coverage, the amount of the premium, the date through which all premiums have been paid, and the expiration date. Each insurance policy relating to the insurance referred to in Schedule
3.19.1 is in full force and effect, is valid and enforceable, and Armitec is not in breach of or in default under any such policy. All policies listed on
Schedule 3.19.1 will be outstanding and duly in force at the Closing Date, the premiums payable in respect of such policies have been paid in full, and none of such policies provide for any retrospective premium adjustment or other experience based liability on the part of Armitec. Armitec has not received any notice of or any reason to believe that there is or has been any actual, threatened, or contemplated termination or cancellation of any insurance policy relating to the said insurance. Armitec has not since inception (a) been denied or had revoked, canceled or rescinded any policy of insurance, or (b) self insured against any risk ordinarily insured against by similar businesses. Attached hereto as Schedule 3.19.2 is a true, correct and complete list and summary of all claims which have been made under each insurance policy relating to the said insurance. Armitec has not failed to give any notice or to present any claim under any insurance policy in a due and timely fashion, and to the best of its knowledge, all insurable risks are adequately covered by insurance except for any exposure occasioned by lack of Directors' and Officers' insurance coverage.

         SECTION 3.20. EMPLOYEE RELATIONS AND EMPLOYEE AGREEMENTS.

                  (a) None of Armitec's employees is represented by a labor organization. No petition for representation has ever been filed with the National Labor Relations Board (the "NLRB") with respect to Armitec's employees. Armitec is not aware of any union organizational activity with respect to Armitec and have no reason to believe that any such activity is being contemplated.

                  (b) Armitec is not in violation of applicable equal employment opportunity laws, wage and hour laws, occupational safety and health laws, federal labor laws, or any other laws of any Government or Governmental Agency relating to employment. Schedule
         3.20.2 attached hereto sets forth the status of all investigations, claims, charges, and employment-related suits or controversies which have occurred with respect to Armitec within the last 10 years or which are presently pending or threatened with respect to Armitec under any employment-related law of any Government or Governmental Agency (including common law). Armitec has satisfied and performed fully all judgments, decrees, conciliation agreements, or settlement agreements by which it is bound or to which it is subject concerning employment-related matters, and each such judgment, decree or agreement is disclosed on Schedule 3.20.2.

                  (c) Except as set forth on Schedule 3.20.3, Armitec has not entered into any employment agreement, and all employees can be terminated at will. Armitec has no contractual obligation or special termination or severance arrangement in respect of any employee.

                  (d) Except as set forth on Schedule 3.20.4 Armitec has paid all wages due (including all required taxes, insurance and withholding thereon). Schedule 3.20.4 attached hereto sets forth all accrued vacation, sick leave and bonuses (including pro rata accruals for a period of a year) due to employees of Armitec as of the Closing.

                  (e) Schedule 3.20.5 attached hereto sets forth each of Armitec's employee's date of hire, position, present salary, amount of bonus paid in the past year, and announced termination date (if any).

                  (f) Schedule 3.20.6 contains a true and complete list of all the following agreements or plans of Armitec or any subsidiary of Armitec which, together with Armitec constitutes a single employer within the meaning of Section 414 of the Code (hereinafter collectively referred to as the "Armitec Group") which are presently in effect or which have been in effect at any time (if it may result in a material liability), or, in the case of documents referred to in clause (i) below, have been in effect at any time prior to the date hereof:

                           (i) "employee pension benefit plans" and employee benefit plans" as defined in Sections 3(2) and 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA");

                           (ii)     any other pension, profit sharing,
                  retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, health, hospitalization, medical, life insurance, vision, dental, prescription drug, supplemental unemployment, layoff, automobile, apprenticeship and training, day care, scholarship, group legal benefits, fringe benefits, or other employee benefit plan, program, policy, or arrangement, whether written or unwritten, formal or informal, including any employee benefit plan covering any employees of Armitec Group which any member of Armitec Group maintains or to which any member of Armitec Group has any outstanding, present, or future obligations to contribute or make payments under, whether voluntary, contingent, or otherwise (the plans, programs, policies, or arrangements described in clauses (ii) or (iii) are herein collectively referred to as the "Armitec Plans").

                  Included in said Schedule 3.20.6 are true and complete copies of all documents as they may have been amended to the date hereof involving or relating to clauses (i) and (ii) hereinabove, together with all filings, IRS determination letters and financial statements, including but not limited to, the most recent actuarial report for each employee pension benefit plan and IRS Form 5500 for each Armitec Plan for each of the five most recent plan years.

                  (g)      Except as to those plans identified on Schedule
         3.20.7 as tax-qualified Armitec Plans (the "Armitec Qualified Plans"), no member of Armitec Group maintains a tax-qualified employee plan which meets or was intended to meet the requirements of Code Section 401 for the benefit of present or former employees. The Internal Revenue Service has issued favorable determination letters to the effect that each Armitec Qualified Plan qualifies under Code Section 401(a) and that any related trust is exempt from taxation under Code
         Section 501(a), and such determination letters are in effect. Copies of the most recent determination letters and any outstanding requests for a determination letter with respect to each Armitec Qualified Plan have been delivered to Armitec.Com. Armitec Qualified Plans have been administered according to their terms, except for those terms which are inconsistent with the changes required by the Tax Reform Act of 1986 and other acts, regulations, and rulings, in which case Armitec Qualified Plans have been administered in accordance with the provisions of those acts, regulations, and rulings in all material respects. No member of Armitec Group or any fiduciary of any Armitec Qualified Plan has done anything that would adversely affect the qualified status of Armitec Qualified Plans or the related trusts. Armitec Qualified Plans currently comply in form with the requirements under Code Section 401(a), other than changes required by the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986 and other acts, regulations, and rulings for which amendments are not yet required. Any Armitec Qualified Plan subject to Code Sections 401(k) or 401(m) has been tested for compliance with, and has satisfied the requirements of, Code Sections 401(k)(3), 401(m)(2), or both, as application, for each plan year ending prior to the Closing Date.

                  (h) With respect to any Armitec Qualified Plan or any member of Armitec Group, no termination liability to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected to be incurred or would be incurred if any Armitec Qualified Plan were terminated on the Closing Date. If any Armitec Qualified Plan were terminated on the Closing Date, the present value of all benefit liabilities under Armitec Qualified Plan would not, as of the Closing Date, exceed the then current value of the assets of such Armitec Qualified Plan. No Armitec Qualified Plan has suffered any accumulated funding deficiency within the meaning of ERISA Section 302 and Code
         Section 412. Armitec has made all quarterly contributions required under Code Section 412(m) and no conditions exist which would subject the assets of Armitec or Armitec.Com to a lien under Code Section 412(m) or ERISA Section 4068. No member of Armitec Group has any outstanding liability under Code Section 4971. As of the Closing Date, all contributions required to have been made on or prior to the Closing Date under Armitec Plans will have been made or have been accrued on the Financial Statements and all required premium payments for Armitec Qualified Plans have been made, when due, to PBGC. No event or condition exists with respect to any Armitec Qualified Plan which could be deemed a "reportable event" as defined in ERISA Section 4043, with respect to which the 30-day notice requirement has not been waived and which could result in a liability to Armitec.Com, and no condition exists which would subject Armitec.Com to a fine under ERISA Section 4071. No amendment has occurred to any Armitec Qualified

         Plan which has required or which would require Armitec Group to provide security under Code Section 401(a)(29).

                  (i) No member of Armitec Group has any past, present, or future obligation to contribute to any multiemployer plan as defined in ERISA Section 3(37).

                  (j) No member of Armitec Group nor any other "disqualified person" or "party in interest" (as defined in Code
         Section 4975 and ERISA Section 3(14), respectively) with respect to Armitec Plans, has engaged in any "prohibited transaction" (as defined in Code Section 4975 or ERISA Section 406). Armitec Group and all other "fiduciaries" (as defined in ERISA Section 3(21)) with respect to Armitec Plans have complied in all respects with the requirements of ERISA Section 404. Neither Armitec Group nor any party in interest or disqualified person with respect to Armitec Plans has taken or omitted any action which could lead to the imposition of an excise tax under the Code or a fine under ERISA against Armitec.Com or Armitec Plans.

         SECTION 3.21. PATENTS; TRADEMARKS; RELATED CONTRACTS.

         Attached hereto as Schedule 3.21 is a true, correct and complete list of all of Armitec's intangible personal property, including but not limited to, patents, trademarks, trade names, or trademark or trade name registrations, domain name registrations, service marks, and copyrights or copyright registrations (the "Proprietary Rights"). All of Armitec's Proprietary Rights are valid, enforceable, in full force and effect and free and clear of any and all security interests, liens, pledges and encumbrances of any nature or kind. Armitec has not infringed upon and is not infringing upon any patent, trademark, trade name, or trademark or trade name registration, service mark, copyright, or copyright registration of any other Person.

         SECTION 3.22. AVAILABILITY OF BOOKS AND RECORDS.

         Armitec will make available to Armitec.Com for inspection and its due diligence hereunder during business hours all of its tax, accounting, corporate and financial books and records as well as its personnel and employment and other records of any nature which are pertinent to this Agreement. Such books and records pertaining to Armitec's business are true, correct and complete, have been maintained on a current basis, and fairly reflect the basis for Armitec's financial condition and results of operations as set forth in Armitec Financial Statements. In 1999, Armitec changed its fiscal year ending to December 31; however, prior to such time, Armitec has consistently used the fiscal year ending August 31 as its taxable year and has consistently used the accrual method as its method of accounting for tax purposes.

         SECTION 3.23. BANK ACCOUNTS, CREDIT CARDS.

         Schedule 3.23 contains a true, correct and complete list of each bank, savings and loan association, brokerage house or other financial institution with which Armitec has an account, line of credit, safe deposit box, or other relationship, the account numbers thereof, and the names of all persons authorized to withdraw funds or other property from, or otherwise act in connection therewith. Schedule 3.23 contains a true, correct, and complete listing of the name, business address, and residence address of each person who has a credit card which is billed to Armitec. Except as set forth on Schedule 3.23, Armitec has no bank account, brokerage account, line of credit, safe deposit box, or credit card account.

         SECTION 3.24. ABSENCE OF CERTAIN CHANGES OR EVENTS.

         Except as permitted or required by this Agreement or as set forth in
Schedule 3.24 or elsewhere herein, since December 31, 1999, the business of Armitec has been conducted in the ordinary course consistent with past practices and there has not been any material transaction or occurrence in which Armitec has:

                  (a) incurred any indebtedness, obligation or liability (contingent or otherwise), except normal trade or business obligations incurred in the ordinary course of its business, none of which was entered into for inadequate consideration and none of which exceeds $10,000.00 in amount;

                  (b) discharged or satisfied any claim, security interest, lien or encumbrance or paid any indebtedness, obligation or liability (contingent or otherwise), except (i) current liabilities, (ii) scheduled payments pursuant to obligations under contracts, agreements or leases listed in this Agreement, or (iii) in the ordinary course of business consistent with past practice of liabilities reflected or reserved against in the Armitec Financial Statements or incurred since such date in the ordinary course of business consistent with past practice;

                  (c) permitted, allowed or suffered any of its assets or properties to be subjected to any mortgage, pledge, lien, charge, restriction, security interest or other encumbrance of any kind;

                  (d) sold, assigned, transferred, leased, disposed of, or agreed to sell, assign, transfer, lease, or dispose of, any of its assets or properties;

                  (e) acquired or leased any assets or property of any other Person;

                  (f)      canceled or compromised any debt or claim;

                  (g)      waived or released any rights or claims;

                  (h) granted, or made any contract, agreement, promise or commitment to grant, or otherwise incurred any obligation for any increase in, any wage, salary or employee benefit, or entered into any employment contract, bonus, stock option, profit sharing, pension, incentive, retirement or other similar arrangement or plan with, any officer, employee or other Person, except in accordance with and in amounts not greater than provided for in written agreements between Armitec and employees of Armitec entered into prior to December 31, 1999 (copies of which shall be furnished to Armitec.Com) and except for merit raises to hourly employees in the ordinary course of business consistent with past practice;

                  (i) entered into any collective bargaining or labor agreement (oral or written), made any commitment or incurred any liability to any labor organization, or experienced any slowdown, work interruption, strike or work stoppage;

                  (j) made any capital expenditure in excess of Ten Thousand ($10,000.00) Dollars or entered into any commitment therefor;

                  (k) suffered any casualty loss or damage in excess of $5,000 in the aggregate, whether or not such loss or damage is or was covered by insurance;

                  (l) changed the nature of its business or its method of accounting or accounting principle, practice or policy;

                  (m) other than in the ordinary course of business, entered into any transaction, contract or commitment;

                  (n) terminated or modified, or agreed to the termination or modification of, any Service Contract, Participation Agreement or any of the Commitments;

                  (o) suffered a loss of any supplier or suppliers, which loss (individually or in the aggregate) has had, or may have, an adverse effect on its financial condition, results of operations, business or prospects;

                  (p) suffered any material adverse change in its business, operations, condition (financial or otherwise), liabilities, assets, earnings, or prospects of the Business nor, to Armitec's knowledge, has there been any event which has had or may reasonably be expected to have a material adverse effect on the Business;

                  (q) transferred or granted any rights with respect to, or disposed of or permitted to lapse any right to the use of any software, patent, trademark, assumed name, service mark, trade name, copyright, license, or application therefor or disposed of or disclosed to any person not authorized to have such information any trade secret, proprietary information, formula, process, or know-how not previously a matter of public knowledge or existing in the public domain;

                  (r)      incurred any long term indebtedness;

                  (s) paid, loaned, distributed (by dividend or otherwise), or advanced any amounts to, sold, transferred, or leased any properties or assets (real, personal or mixed, tangible or intangible) to, purchased, leased, licensed, or otherwise acquired any properties or assets from, or entered into any other agreement or arrangement with
         (i) any Shareholder, officer, employee, or director of Armitec, (ii) any corporation or partnership in which any Affiliate is an officer, director, or holder directly or indirectly of five percent (5%) or more of the outstanding equity or debt securities, or (iii) any person controlling, controlled by, or under common control with any such partner, Shareholder, officer, director, or Affiliate except for compensation not exceeding the rate of compensation in effect at December 31, 1999, and for routine travel advances to officers and employees;

                  (t) made or agreed to make any charitable contributions or incurred or agreed to incur any non-business expenses in excess of $1,000 in the aggregate;

                  (u) taken any other action neither in the ordinary course of business and consistent with past practice nor provided for in this Agreement;

                  (v) increased (or experienced any change in the assumptions underlying or the methods of calculating) any bad debt, contingency, or other reserve, other than in the ordinary course of business consistent with past practice; or

                  (w) written down or written up the value of any inventory (including write-downs by reason of shrinkage or markdowns), determined as collectible any Accounts Receivable or any portion thereof which were previously considered uncollectible, or written off as uncollectible any Accounts Receivable or any portion thereof, except for write-downs, write-ups, and write-offs in the ordinary course of business consistent with past practice, none of which is material in amount.

         SECTION 3.25. RELATED PARTY TRANSACTIONS.

         Except for what is shown on Schedule 3.25 attached hereto and in the Armitec Form 10-K's and Q's, there are not and have been no, indebtedness, obligations, agreements, undertakings, liabilities or commitments (contingent or otherwise) of Armitec since 1995 to or from any past or present officer, director, member, shareholder or any Person related to, controlling, controlled by or under common control with any of the foregoing. All such indebtedness, obligations, agreements, undertakings, liabilities or commitments currently outstanding or currently in effect are listed on Schedule 3.25.

         SECTION 3.26. ADVERSE CONDITIONS.

         Armitec has no knowledge of any present or future condition, state of facts or circumstances which has affected or may affect adversely the business of Armitec or prevent Armitec from carrying on its business other than may be disclosed elsewhere in this Agreement.

         SECTION 3.27. ANNUAL REPORTS.

         Armitec has filed all of its 10-K Annual Reports required to be filed through December 31, 1999.

         SECTION 3.28. CORRECTNESS OF REPRESENTATIONS.

         No representation or warranty of Armitec in this Agreement or in any Exhibit, certificate, or Schedule attached hereto or furnished pursuant hereto, contains, or on the Closing Date will contain, any untrue statement of fact or omits, or on the Closing Date will omit, to state any material fact necessary in order to make the statements contained therein not misleading, and all such statements, representations, warranties, Exhibits, certificates, and Schedules shall be true and complete in all material respects on and as of the Closing Date as though made on that date. All copies of mortgages, indentures, notes, leases, agreements, plans, Armitec contracts and other instruments listed on or referred to in the Schedules delivered or furnished to Armitec pursuant to this Agreement are true copies thereof.

         SECTION 3.29. INVESTMENT INTENT.

         Armitec represents and warrants to Armitec.Com and the Armitec.Com Shareholders that Armitec is acquiring the Armitec.Com Shares (the "Acquired Shares") under this Agreement for investment only and for its own account and not as nominee or agent; nor are the said shares being acquired with a view to their offer for resale, distribution or transfer of any part thereof nor with any present intention of selling, granting any participation in, or otherwise distributing the same; nor are they being purchased for subdivision or fractionalization thereof. By executing this Agreement, Armitec represents:

                  (a) That Armitec has no contract, undertaking, agreement or arrangement with any Person to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) any of the Acquired Shares, and that Armitec has no present plan or intention to enter into any such contract, undertaking, agreement or arrangement.

                  (b) That Armitec covenants and agrees that none of the Acquired Shares shall be sold, assigned or otherwise transferred other than in transactions which are not in violation of the Securities Act and applicable state securities laws. Each stock certificate of the Acquired Shares shall bear the following legend, unless such legend may be removed in accordance with its terms:

         THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE LAWS AND (II) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE LAWS. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

         SECTION 3.30. LITIGATION. Schedule 3.30 sets forth each instance in which Armitec or any of its officers or directors (a) is the subject to any unsatisfied judgment, order, decree, stipulation, injunction or charge or (b) is a party to or, to the knowledge of Armitec, is threatened to be made a party to, any charge, complaint, action, suit, proceeding, hearing or investigation of in any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator.

         SECTION 3.31. LICENSES, PERMITS AND APPROVALS. Schedule 3.31 lists all governmental and regulatory licenses, permits and approvals necessary to conduct Armitec's business. All such licenses, permits and approvals are in full force and effect. There are no violations by Armitec of, or any claims, or proceedings pending or to the knowledge or Armitec threatened, challenging the validity of or seeking to discontinue, any such licenses, permits or approvals.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF ARMITEC.COM AND THE
                            ARMITEC.COM SHAREHOLDERS

         Armitec.Com represents and warrants, and the Armitec.Com Shareholders represent and warrant to the best of their knowledge, to Armitec (which representations and warranties shall be valid and binding as of the time of Closing) as follows:

         SECTION 4.01. DUE ORGANIZATION; GOOD STANDING.

         Armitec.Com is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Armitec.Com has the power and authority to own, lease and operate its properties and to conduct its business in each location where Armitec.Com owns, leases or operates its property and conducts business, as such business is now being conducted by Armitec.Com. Armitec.Com is duly qualified and is in good standing as a foreign corporation in each of the jurisdictions in which the nature of the property or assets owned by Armitec.Com or the nature of the operations or business conducted by Armitec.Com requires such qualification. Complete and correct copies of the Articles of Incorporation, as amended, and the Bylaws, as amended, of Armitec.Com, as certified by the Secretary of State of Georgia and the Secretary of Armitec.Com, respectively, are attached hereto collectively as
Schedule 4.01.

         SECTION 4.02. AUTHORIZED CAPITAL OF ARMITEC.COM.

         The authorized capital of Armitec.Com consists of _________(_____) shares of Common Stock, ONE HUNDRED (100) shares of which are validly issued and outstanding, fully paid and nonassessable. The relative rights, powers, preferences, qualifications, limitations, and restrictions in respect of each class of authorized capital stock of Armitec.Com are as set forth in the Articles of Incorporation, attached as Schedule 4.02 and all such rights, powers, preferences, qualifications, limitations, and restrictions are valid, binding, and enforceable and in accordance with all applicable laws. Except as contemplated by this Agreement or as set forth in Schedule 4.02, (a) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of Armitec.Com is authorized or outstanding, and (b) there is no commitment by Armitec.Com to (i) issue any equity securities of Armitec.Com, or any subscriptions, warrants, options, convertible securities, or other rights to purchase or acquire equity securities of Armitec.Com or securities convertible into or exchangeable for equity securities of Armitec.Com or (ii) distribute to Armitec.Com Shareholders or other Persons any equity securities of Armitec.Com, any evidence of indebtedness, or any assets of Armitec.Com. Except as set forth in the Certificate of Incorporation, Armitec.Com has no obligation or right (contingent or other) to purchase, redeem, or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in Schedule 4.02, there are no voting trusts or agreements, nor are there any preemptive rights relating to any outstanding securities of Armitec.Com (whether or not Armitec.Com is a party thereto). All outstanding securities of Armitec.Com were issued in compliance with all applicable federal and state securities laws.

         SECTION 4.03. FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES.

                  (a) Attached hereto as Schedule 4.03 are true, correct and complete copies of the audited Consolidated Balance Sheet of Armitec.com and its subsidiaries from inception through August 31, 2000, and the audited, consolidated statements of income, Cash Flow and Stockholders equity for the same period, together with the notes thereto and the report thereon of Habif Arogeti and Wynne PC, independent certified public accountants.

                  (b) The Armitec.Com Financial Statements (i) are in accordance with the books and records of Armitec.Com, (ii) present fairly the financial condition of Armitec.Com as of the respective dates indicated and the results of operations for such periods, (iii) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and reflect adequate reserves for all liabilities and losses. Armitec.Com has no material liabilities or obligations (secured or unsecured, whether accrued, absolute, direct, indirect, contingent, or otherwise, and whether due or to become due) that are not fully accrued or reserved against in the Armitec.Com Financial Statements or described in Schedule 4.03 Armitec.Com has not received any advice or notification from its independent certified public accountants that Armitec.Com has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Armitec.Com Financial Statements or the books and records of Armitec.Com, any properties, assets, liabilities, revenues, or expenses. The Armitec.Com Financial Statements do not contain any items of special or nonrecurring income, or other income not earned in the ordinary course of business, except as set forth in the notes to the Armitec.Com Financial Statements or on Schedule 4.03. The books, records, and accounts of Armitec.Com accurately and fairly reflect, in reasonable detail, all transactions, assets, and liabilities of Armitec.Com. Armitec.Com has not engaged in any transaction, maintained any bank account, or used any of the funds of Armitec.Com, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Armitec.Com.

                  (c) Armitec.Com has no material liabilities or obligations (secured or unsecured, whether accrued, absolute, direct, indirect, contingent, or otherwise, and whether due or to become due) that are not fully accrued or reserved against in the Armitec.Com Financial Statements, other than:

                           (i) liabilities incurred in the ordinary course of business subsequent to the date of the Armitec.Com Financial Statements consistent with past practice, none of which deviate in any material respect from liabilities incurred in prior comparable fiscal periods;

                           (ii)     obligations under Contracts listed on
                  Schedule 4.03 or incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Armitec.Com Financial Statements, which liabilities and obligations, individually or in the aggregate, are not material to the financial condition or operating results of Armitec.Com; and

                           (iii)    the liabilities listed on Schedule 4.03.

         SECTION 4.04. TAXES.

         Except as set forth on Schedule 4.04, Armitec.Com has filed or obtained filing extensions for all tax returns, federal, state, county, and local, required to be filed by it, and Armitec.Com has paid or established adequate reserves (in accordance with generally accepted accounting principles) for the payment of all taxes shown to be due by such returns as well as all other taxes, assessments, and governmental charges which have become due or payable, including, without limitation, all taxes which Armitec.Com is obligated to withhold from amounts owing to employees, creditors, and third parties. The federal income tax returns of Armitec.Com have never been audited by the Internal Revenue Service and no state income or sales tax returns of Armitec.Com have been audited. No deficiency assessment with respect to or proposed adjustment of Armitec.Com's federal, state, county, or local taxes is pending or, to the best of the Armitec.Com's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county, or local taxing authority, outstanding against the assets, properties, or business of Armitec.Com. Neither Armitec.Com nor any of its shareholders has ever filed a consent pursuant to
Section 341(f) of the IRC (as hereinafter defined), relating to collapsible corporations. Any amounts reserved in the Armitec.Com Financial Statements for taxes are sufficient for the payment of all accrued and unpaid federal, state and local taxes of all types, including interest and penalties thereon of Armitec.Com for or on account of which Armitec.Com is or may become liable in any manner whatsoever for the quarter ending June 30, 2000 and for all prior periods.

         SECTION 4.05. CONDUCT OF BUSINESS. Since its inception:

                  (a) ORDINARY COURSE. The business of Armitec.Com has been operated, and prior to the Closing will be operated, only in the ordinary course.

                  (b) NO MATERIAL CHANGE. Since June 30, 2000, except as set forth on Schedule 4.05, there has been, and prior to the Closing there will be, no material adverse change, individually or in the aggregate, in the condition (financial or otherwise) of Armitec.Com or in the assets, liabilities or business of Armitec.Com.

                  (c) NO LOSS OR DESTRUCTION. There has been, and prior to the Closing there will be, no damage, destruction or loss or other events or conditions of any character, or any pending or threatened developments, which individually or in the aggregate, would materially and adversely affect the condition (financial or otherwise) or the assets, liabilities or business of Armitec.Com.

         SECTION 4.06. LEGAL PROCEEDINGS.

         Except as set forth on Schedule 4.06 attached hereto and incorporated by reference herein, there is, and as of the Closing there will be, no material action, suit, proceeding or investigation pending or, to the best knowledge of Armitec.Com and the Armitec.Com Shareholders, threatened, against or affecting Armitec.Com or any of its assets. Armitec.Com is not, nor as of the Closing will be, in default under or with respect to any judgment, order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality. Armitec.Com has, and as of the Closing will have, complied in all material respects with all laws, rules, regulations and orders applicable to it and to its businesses; has, and as of the Closing will have, performed in all material respects all of its material obligations and duties to be performed by it to the extent required in accordance with their respective terms; and is not, and as of the Closing will not be, in any material respect in default under or in breach of any material contract, agreement, commitment or other instrument to which it is subject or a party or under which it is bound.

         SECTION 4.07. REQUIRED APPROVALS. The Board of Directors of Armitec.Com and the Armitec.Com Shareholders have duly authorized the execution and delivery of this Agreement by Armitec.Com, the exchange of the Armitec.Com Shares and the transactions hereby contemplated, and no further action, confirmation or ratification by the Armitec.Com Shareholders or by any other person, entity or governmental authority is required in connection therewith. Armitec.Com and the Armitec.Com Shareholders have the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by them pursuant to the provisions hereof. This Agreement is valid and binding upon Armitec.Com and the Armitec.Com Shareholders in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Articles of Incorporation, as amended, or the Bylaws, as amended, of Armitec.Com, or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to Armitec.Com or the Armitec.Com Shareholders.

         SECTION 4.08. OFFICERS AND DIRECTORS. Attached hereto as Schedule 4.08 is a list of all Officers and Directors of Armitec.Com.

         SECTION 4.09. NO UNTRUE STATEMENTS. Neither this Agreement nor any written information, statement, list or certificate furnished or to be furnished to Armitec pursuant to this Agreement or in connection with this Agreement or any of the transactions contemplated by this Agreement contains, or as of the Closing will contain, any untrue statement of a material fact or omits, or as of the Closing will omit, a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

         SECTION 4.10. SUBSIDIARIES. Except as set forth on Schedule 4.10, Armitec.Com does not have any subsidiaries and does not, directly or indirectly, own a controlling interest in any corporation, partnership, joint venture, or other entity.

         SECTION 4.11. REAL PROPERTY. Except as set forth on Schedule 4.11, Armitec.Com does not own any real estate.

         SECTION 4.12. LEASED REAL PROPERTY. Schedule 4.12 contains a true and correct list of each parcel of real property leased by Armitec.Com (the "Armitec.Com Leased Real Property"). Attached to Schedule 4.12 is a true and correct copy of each lease pursuant to which Armitec.Com leases the Armitec.Com Leased Real Property and any amendments, extensions, and renewals thereof (the "Armitec.Com Real Property Leases"). Each Armitec.Com Real Property Lease is in full force and effect and there is no existing material default or event of default, real or claimed, or event which with notice or lapse of time or both would constitute a material default thereunder. Except as described in Schedule 4.12, Armitec.Com's interest in the Armitec.Com Real Property Leases is free and clear of any mortgages and liens, and is not subject to any deeds of trust, assignments, subleases, or rights of any third parties other than the lessor thereof. Except as described in Schedule 4.12, the continuation, validity, and effectiveness of each Armitec.Com Real Property Lease will in no way be affected by the consummation of the transactions contemplated by this Agreement.

         SECTION 4.13. TANGIBLE PERSONAL PROPERTY. Attached hereto as Schedule
4.13 is a true, correct and complete list of all tangible personal property owned by Armitec.Com or used by it in the conduct of its business, including, but not limited to, all equipment, machinery and fixtures (collectively, the "Armitec.Com Personal Property"), indicating whether it is owned or the manner in which it is otherwise utilized by Armitec.Com. Armitec.Com has sole and exclusive, good and merchantable title to all of the Armitec.Com Personal Property owned by it, free and clear of all pledges, claims, liens, restrictions, security interests, charges and other encumbrances except those contained on Schedule 4.13. All of the Armitec.Com Personal Property is in good repair and good operating condition, fit for its intended purposes, and is adequate for the continuation of Armitec.Com's business as presently conducted.

         SECTION 4.14. CONTRACTS.

                  (a) Schedule 4.14.1 contains a true and correct list of all contracts, agreements, or understandings, written or oral, by which Armitec.Com receives any right or benefit or undertakes any liability or obligation (the "Armitec.Com Contracts"). Armitec.Com has delivered or has otherwise made available to Armitec a correct and complete copy of each contract or agreement set forth in Schedule 4.14.1. Except as listed on Schedule 4.14.1, Armitec.Com is not a party to any written or oral:

                           (i) agreement, contract, or commitment with any present or former employee or consultant or for the employment of any person, including any consultant, contractor, or agent who performs services for Armitec.Com;

                           (ii) agreement, contract, or commitment for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party which supplies, products, or services are used by Armitec.Com involving in any one case an amount or value of five thousand dollars ($5,000) or more;

                           (iii)    lease (relating to real or personal
                  property) under which Armitec.Com is lessor or lessee;

                           (iv) license, franchise, assignment or other agreement of Armitec.Com relating to trademarks, trade names, patents, copyrights and service marks (or applications therefor), unpatented designs or styles, know-how and technical assistance;

                           (v) permit relating to the operation of the business of Armitec.Com;

                           (vi) agreement for the purchase, sale or lease of goods, materials, supplies, machinery, equipment, capital assets and services having a cost in excess of Ten Thousand ($10,000.00) Dollars in any one instance or in excess of Twenty-five Thousand ($25,000.00) Dollars in the aggregate;

                           (vii) agreement or arrangement with any supplier, distributor, franchisor, dealer, sales agent, broker or representative;

                           (viii)   agreement or arrangement for the
                  construction, modification or improvement of any building or structure having a cost in excess of Ten Thousand ($10,00.00) Dollars, or any other capital expenditure involving payments in excess of Ten Thousand ($10,000.00) Dollars;

                           (ix) agreement or understanding which is material in nature, involves the payment or receipt, in any 12 month period, of more than Ten Thousand ($10,000.00) Dollars or has a term of more than twelve (12) months;

                           (x) note, debenture, bond, equipment trust agreement, letter of credit agreement, loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person relating to Armitec.Com's business;

                           (xi) agreement, contract, or commitment for any charitable or political contribution relating to Armitec.Com's business;

                           (xii)    agreement, contract, commitment, or
                  outstanding proposal pursuant to which Armitec.Com sells, or proposes to sell, products and services for any amount or value;

                           (xiii) agreement, contract, or commitment limiting or restraining Armitec.Com, its business, or any successor thereto from engaging or competing in any manner or in any business;

                           (xiv) material agreement, contract, or commitment relating to Armitec.Com's business not made in the ordinary course of business, or

                           (xv)     any distributor agreement, reseller
                  agreement, franchise agreement, or any other agreement which authorizes Armitec.Com to (A) sell products or services of any other person or entity, or (B) use the trademarks, trade names, or trade styles of any other Person in Armitec.Com's business.

                  (b) Schedule 4.14.2 contains a true and correct list of all commitments for capital expenditures that have been approved or made prior to the date of this Agreement by Armitec.Com and that remain outstanding as of the date hereof.

                  (c) Each of the Armitec.Com Contracts was entered into in the ordinary course of business on terms substantially consistent with Armitec.Com's practice prior thereto, is in full force and effect, and there exists no breach or violation of, or default by Armitec.Com under, any of the Armitec.Com Contracts nor, to the knowledge of Armitec.Com by any other party to such Contract, or any event which, with notice or the lapse of time, or both, will create a breach or violation of, or default under by Armitec.Com nor, to the knowledge of Armitec.Com by any other party to such Contract. There is no Armitec.Com Contract that contains any contractual requirement with which there is a reasonable likelihood that Armitec.Com or any other party thereto will be unable to comply. Except as set forth on Schedule 4.14.1, the continuation, validity, and effectiveness of each Armitec.Com Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement.

                  (d) Schedule 4.14.3 contains a true and correct list of all customers (ranked by annual revenue) of Armitec.Com, and the revenue obtained from each such customer, since inception. No customer reflected therein whose purchases of products and services are material to Armitec.Com (individually or in the aggregate) has terminated, suspended, or significantly reduced its purchases of products and services from Armitec.Com from the levels reflected therein, nor does Armitec.Com have knowledge of facts which suggest that such a termination, suspension, or significant reduction is likely within the reasonably foreseeable future. Except as indicated on Schedule 4.14.3, there exists no actual or, to the knowledge of Armitec.Com, any threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Armitec.Com Contract, which would have a material adverse effect on the business or the condition, financial or otherwise, of Armitec.Com, including without limitation:

                           (i) the business relationship of Armitec.Com with any customer, distributor, or related group of customers or distributors whose purchases individually or in the aggregate are material to the operations and financial condition of Armitec.Com;

                           (ii) the requirements of any customer or related group of customers of Armitec.Com whose purchases individually or in the aggregate are material to the operations and financial condition of Armitec.Com; or

                           (iii) the business relationship of Armitec.Com with any material supplier to Armitec.Com. Except as indicated on Schedule 4.14.3, there is no Contract with any customer, the performance of which by Armitec.Com will result in a loss to Armitec.Com.

                  (e) Except as indicated on Schedule 4.14.3, no customer listed on Schedule 4.14.3 has notified Armitec.Com, nor is Armitec.Com otherwise aware that any customer listed on Schedule 4.14.3 has, or has plans to, reduce the volume of purchases made from Armitec.Com.

                  (f) None of the Armitec.Com Contracts is for materials, supplies, equipment, or services in excess of Armitec.Com's normal requirements or as needed for reasonably anticipated needs of its business.

                  (g) Armitec.Com has not granted any power of attorney affecting or with respect to any of its business, affairs, or assets, or any combination thereof, that remains outstanding.

                  (h) Attached to Schedule 4.14.1 is a true and correct copy (and if oral, a description of material terms) of each Armitec.Com Contract listed on Schedule 4.14.1 and all modifications, amendments, renewals, or extensions thereof.

                  (i) Except as reflected in Schedule 4.14.4, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby will not terminate, breach, give rise to a right in favor of any other party to a Armitec.Com Contract to terminate such Contract, or constitute an event which with notice, lapse of time or both, constitute an event of default under any Contract.

         SECTION 4.15. BROKERS.

         Armitec.Com has entered into an agreement with VisionQuest Securities, LLC for the provision of broker services in connection with this Agreement. Except for the foregoing, neither Armitec.Com nor any Affiliate of Armitec.Com has any contract, arrangement or understanding with, or has incurred any obligation or liability to, any broker, finder, investment banker, intermediary or similar agent with respect to this Agreement or the transactions contemplated hereby.

         SECTION 4.16. ENVIRONMENTAL MATTERS AND OSHA.

         Except as set forth in Schedule 4.16.1:

                  (a) Armitec.Com is and has been in compliance with all Environmental Laws. Armitec.Com has not received notice of any Environmental Claim filed or threatened against it or against any other person or entity whose liability for any Environmental Claim has been retained or assumed either contractually or by operation of law;

                  (b) Armitec.Com has not disposed of, emitted, discharged, handled, stored, transported, used, or released any Hazardous Materials (or arranged for any of the foregoing), or exposed any employee or other individual to any Hazardous Materials or condition so as to give rise to any liability or corrective or remedial obligation under any Environmental Laws;

                  (c) No Hazardous Materials are present in, on, or under any properties owned, leased, or used at any time (including both land and improvements thereon) by Armitec.Com, and no reasonable likelihood exists that any Hazardous Materials will come to be present in, on, or under any properties owned, leased, or used at any time (including both land and improvements thereon) by Armitec.Com so as to give rise to any material liability or corrective or remedial obligation under any Environmental Laws.

         As used herein, "Environmental Claim" means any notice, claim, act, cause of action or investigation by any Person alleging potential liability arising out of, based on or resulting from the presence, or release into the Environment, of any Hazardous Materials or any violation, or alleged violation, of any Environmental Law. As used herein, "Environmental Laws" means all federal, state, local and foreign laws and regulations relating to pollution or protection of the environment or the protection of human health. As used herein, "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials
(ACM), hazardous substances, petroleum and petroleum products or any fraction thereof, excluding, however, any chemicals used or waste generated as a result of typical office and janitorial activities. Except as set forth in Schedule 4.16.2, Armitec.Com is in compliance with all applicable laws relating to employee health and safety and has not received any notice that past or present conditions of the assets and properties of Armitec.Com violate any applicable legal requirements or otherwise can be made the basis of any claim, proceeding, or investigation, based on OSHA violations or otherwise related to employee health and safety.

         SECTION 4.17. INSURANCE. Attached hereto as Schedule 4.17.1 is a list of all insurance policies of Armitec.Com setting forth with respect to each policy the name of the insurer, a description of the policy, the dollar amount of coverage, the amount of the premium, the date through which all premiums have been paid, and the expiration date. Each insurance policy relating to the insurance referred to in Schedule 4.17.1 is in full force and effect, is valid and enforceable, and Armitec.Com is not in breach of or in default under any such policy, nor received any notice of or any reason to believe that there is or has been any actual, threatened, or contemplated termination or cancellation of any insurance policy relating to the insurance referred to in Schedule 4.17.1. Attached hereto as Schedule 4.17.2 is a true, correct and complete list and summary of all claims which have been made under each insurance policy relating to the insurance referred to in Schedule
4.17.2. Armitec.Com has not failed to give any notice or to present any claim under any insurance policy in a due and timely fashion.

         SECTION 4.18. EMPLOYEE RELATIONS AND EMPLOYMENT AGREEMENTS.

                  (a) None of Armitec.Com's employees is represented by a labor organization. No petition for representation has ever been filed with the National Labor Relations Board (the "NLRB") with respect to Armitec.Com's employees. Armitec.Com is not aware of any union organizational activity with respect to Armitec.Com and has no reason to believe that any such activity is being contemplated.

                  (b) Armitec.Com is not in violation of applicable equal employment opportunity laws, wage and hour laws, occupational safety and health laws, federal labor laws, or any other laws of any Government or Governmental Agency relating to employment. Schedule
         4.18.2 attached hereto sets forth the status of all investigations, claims, charges, and employment-related suits or controversies which have occurred with respect to Armitec.Com within the last 10 years or which are presently pending or threatened with respect to Armitec.Com under any employment-related law of any Government or Governmental Agency (including common law). Armitec.Com has satisfied and performed fully all judgments, decrees, conciliation agreements, or settlement agreements by which it is bound or to which it is subject concerning employment-related matters, and each such judgment, decree or agreement is disclosed on Schedule 4.18.2.

                  (c) Except as set forth on Schedule 4.18.3, Armitec.Com has not entered into any employment agreement, and all employees can be terminated at will. Armitec.Com has no contractual obligation or special termination or severance arrangement in respect of any employee.

                  (d) Except as set forth on Schedule 4.18.4 Armitec.Com has paid all wages due (including all required taxes, insurance and withholding thereon). Schedule 4.18.4 attached hereto sets forth all accrued vacation, sick leave and bonuses (including pro rata accruals for a period of a year) due to employees of Armitec.Com as of the Closing.

                  (e) Schedule 4.18.5 attached hereto sets forth each of Armitec.Com's employee's date of hire, position, present salary, amount of bonus paid in the past year, and announced termination date (if any).

                  (f) Schedule 4.18.6 contains a true and complete list of all the following agreements or plans of Armitec.Com or any subsidiary of Armitec.Com which, together with Armitec.Com constitutes a single employer within the meaning of Section 414 of the Code (hereinafter collectively referred to as the"Armitec.Com Group") which are presently in effect or which have been in effect at any time (if it may result in a material liability), or, in the case of documents referred to in clause (i) below, have been in effect at any time prior to the date hereof:

                           (i) "employee pension benefit plans" and "employee benefit plans" as defined in Sections 3(2) and 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA");

                           (ii)     any other pension, profit sharing,
                  retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, health, hospitalization, medical, life insurance, vision, dental, prescription drug, supplemental unemployment, layoff, automobile, apprenticeship and training, day care, scholarship, group legal benefits, fringe benefits, or other employee benefit plan, program, policy, or arrangement, whether written or unwritten, formal or informal, including any employee benefit plan covering any employees of Armitec.Com Group which any member of Armitec.Com Group maintains or to which any member of Armitec.Com Group has any outstanding, present, or future obligations to contribute or make payments under, whether voluntary, contingent, or otherwise (the plans, programs, policies, or arrangements described in clauses (ii) or (iii) are herein collectively referred to as the "Armitec.Com Plans").

         Included in said Schedule 4.18.6 are true and complete copies of all documents as they may have been amended to the date hereof involving or relating to clauses (i) and (ii) hereinabove, together with all filings, IRS determination letters and financial statements, including but not limited to, the most recent actuarial report for each employee pension benefit plan and IRS Form 5500 for each Armitec.Com Plan for each of the five most recent plan years.

                  (g)      Except as to those plans identified on Schedule
         4.18.2 as tax-qualified Armitec.Com Plans (the "Armitec.Com Qualified Plans"), no member of Armitec.Com Group maintains a tax-qualified employee plan which meets or was intended to meet the requirements of Code Section 401 for the benefit of present or former employees. The Internal Revenue Service has issued favorable determination letters to the effect that each Armitec.Com Qualified Plan qualifies under Code
         Section 401(a) and that any related trust is exempt from taxation under Code Section 501(a), and such determination letters are in effect. Copies of the most recent determination letters and any outstanding requests for a determination letter with respect to each Armitec.Com Qualified Plan have been delivered to Armitec. Armitec.Com Qualified Plans have been administered according to their terms, except for those terms which are inconsistent with the changes required by the Tax Reform Act of 1986 and other acts, regulations, and rulings, in which case Armitec.Com Qualified Plans have been administered in accordance with the provisions of those acts, regulations, and rulings in all material respects. No member of Armitec.Com Group or any fiduciary of any Armitec.Com Qualified Plan has done anything that would adversely affect the qualified status of Armitec.Com Qualified Plans or the related trusts. Armitec.Com Qualified Plans currently comply in form with the requirements under Code Section 401(a), other than changes required by the Tax Reform

         Act of 1986, the Omnibus Budget Reconciliation Act of 1986 and other acts, regulations, and rulings for which amendments are not yet required. Any Armitec.Com Qualified Plan subject to Code Sections 401(k) or 401(m) has been tested for compliance with, and has satisfied the requirements of, Code Sections 401(k)(3), 401(m)(2), or both, as application, for each plan year ending prior to the Closing Date.

                  (h) With respect to any Armitec.Com Qualified Plan or any member of Armitec.Com Group, no termination liability to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected to be incurred or would be incurred if any Armitec.Com Qualified Plan were terminated on the Closing Date. If any Armitec.Com Qualified Plan were terminated on the Closing Date, the present value of all benefit liabilities under Armitec.Com Qualified Plan would not, as of the Closing Date, exceed the then current value of the assets of such Armitec.Com Qualified Plan. No Armitec.Com Qualified Plan has suffered any accumulated funding deficiency within the meaning of ERISA Section 302 and Code Section 412. Armitec.Com has made all quarterly contributions required under Code Section 412(m) and no conditions exist which would subject the assets of Armitec.Com or Armitec to a lien under Code Section 412(m) or ERISA Section 4068. No member of Armitec.Com Group has any outstanding liability under Code Section 4971. As of the Closing Date, all contributions required to have been made on or prior to the Closing Date under Armitec.Com Plans will have been made or have been accrued on the Financial Statements and all required premium payments for Armitec.Com Qualified Plans have been made, when due, to PBGC. No event or condition exists with respect to any Armitec.Com Qualified Plan which could be deemed a "reportable event" as defined in ERISA Section 4043, with respect to which the 30-day notice requirement has not been waived and which could result in a liability to Armitec.Com or Armitec, and no condition exists which would subject Armitec.Com to a fine under ERISA Section 4071. No amendment has occurred to any Armitec.Com Qualified Plan which has required or which would require Armitec.Com Group to provide security under Code Section 401(a)(29).

                  (i) No member of Armitec.Com Group has any past, present, or future obligation to contribute to any multiemployer plan as defined in ERISA Section 3(37).

                  (j) No member of Armitec.Com Group nor any other "disqualified person" or "party in interest" (as defined in Code
         Section 4975 and ERISA Section 3(14), respectively) with respect to Armitec.Com Plans, has engaged in any "prohibited transaction" (as defined in Code Section 4975 or ERISA Section 406). Armitec.Com Group and all other "fiduciaries" (as defined in ERISA Section 3(21)) with respect to Armitec.Com Plans have complied in all respects with the requirements of ERISA Section 404. Neither Armitec.Com Group nor any party in interest or disqualified person with respect to Armitec.Com Plans has taken or omitted any action which could lead to the imposition of an excise tax under the Code or a fine under ERISA against Armitec.Com Plans.

         SECTION 4.19. PATENTS; TRADEMARKS; RELATED TRADEMARKS. Attached hereto as Schedule 4.19 is a true, correct and complete list of all of Armitec.Com's intangible personal property, including, but not limited to, all patents, trademarks, trade names, or trademark or trade name registrations, domain name registrations, service marks, and copyrights or copyright registrations ("Armitec.Com's Proprietary Rights"). All of Armitec.Com's Proprietary Rights are valid, enforceable, in full force and effect and free and clear of any and all security interests, liens, pledges and encumbrances of any nature or kind. Armitec.Com has not infringed upon and is not infringing upon any patent, trademark, trade name, or trademark or trade name registration, service mark, copyright, or copyright registration of any other Person.

         SECTION 4.20. BOOKS AND RECORDS; FISCAL YEAR; METHOD OF ACCOUNTING. Armitec.Com will make available to Armitec for inspection and its due diligence hereunder during business hours all of its tax, accounting, corporate and financial books and records as well as its personnel and employment and other records of any nature which are pertinent to this Agreement. Such books and records pertaining to Armitec.Com's business are true, correct and complete, have been maintained on a current basis, and fairly reflect the basis for Armitec.Com's financial condition and results of operations as set forth in the Armitec.Com Financial Statements. Armitec.Com has consistently used the fiscal year ending December 31 as its taxable year and has consistently used the accrual method as its method of accounting for tax purposes.

         SECTION 4.21. BANK ACCOUNTS; CREDIT CARDS. Schedule 4.21 contains a true, correct and complete list of each bank, savings and loan association, brokerage house or other financial institution with which Armitec.Com has an account, line of credit, safe deposit box, or other relationship, the account numbers thereof, and the names of all persons authorized to withdraw funds or other property from, or otherwise act in connection therewith. Schedule 4.21 contains a true, correct, and complete listing of the name, business address, and residence address of each person who has a credit card which is billed to Armitec.Com. Except as set forth on Schedule 4.21, Armitec.Com has no bank account, brokerage account, line of credit, safe deposit box, or credit card account.

         SECTION 4.22. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as permitted or required by this Agreement or as set forth in Schedule 4.22, since inception, the business of Armitec.Com has been conducted in the ordinary course consistent with past practices and there has not been any material transaction or occurrence in which Armitec.Com has:

                  (a) incurred any indebtedness, obligation or liability (contingent or otherwise), except normal trade or business obligations incurred in the ordinary course of its business, none of which was entered into for inadequate consideration and none of which exceeds $25,000.00 in amount;

                  (b) discharged or satisfied any claim, security interest, lien or encumbrance or paid any indebtedness, obligation or liability (contingent or otherwise), except (i) current liabilities, (ii) scheduled payments pursuant to obligations under contracts, agreements or leases listed in this Agreement, or

                           (i) (iii) in the ordinary course of business consistent with past practice of liabilities reflected or reserved against in the Armitec.Com Financial Statements or incurred since such date in the ordinary course of business consistent with past practice;

                  (c) permitted, allowed or suffered any of its assets or properties to be subjected to any mortgage, pledge, lien, charge, restriction, security interest or other encumbrance of any kind;

                  (d) sold, assigned, transferred, leased, disposed of, or agreed to sell, assign, transfer, lease, or dispose of, any of its assets or properties;

                  (e) acquired or leased any assets or property of any other Person;

                  (f)      canceled or compromised any debt or claim;

                  (g)      waived or released any rights or claims;

                  (h) granted, or made any contract, agreement, promise or commitment to grant, or otherwise incurred any obligation for any increase in, any wage, salary or employee benefit, or entered into any employment contract, bonus, stock option, profit sharing, pension, incentive, retirement or other similar arrangement or plan with, any officer, employee or other Person, except in accordance with and in amounts not greater than provided for in written agreements between Armitec.Com and employees of Armitec.Com entered into prior to June 30, 2000 and except for merit raises to hourly employees in the ordinary course of business consistent with past practice;

                  (i) entered into any collective bargaining or labor agreement (oral or written), made any commitment or incurred any liability to any labor organization, or experienced any slowdown, work interruption, strike or work stoppage;

                  (j) made any capital expenditure in excess of Ten Thousand ($10,000.00) Dollars or entered into any commitment therefor;

                  (k) suffered any casualty loss or damage in excess of $5,000 in the aggregate, whether or not such loss or damage is or was covered by insurance;

                  (l) changed the nature of its business or its method of accounting or accounting principle, practice or policy;

                  (m) other than in the ordinary course of business, entered into any transaction, contract or commitment;

                  (n) terminated or modified, or agreed to the termination or modification of, any Service Contract, Participation Agreement or any of the Commitments;

                  (o) suffered a loss of any supplier or suppliers, which loss (individually or in the aggregate) has had, or may have, an adverse effect on its financial condition, results of operations, business or prospects;

                  (p) suffered any material adverse change in its business, operations, condition (financial or otherwise), liabilities, assets, earnings, or prospects of the Business nor, to Armitec.Com's knowledge, has there been any event which has had or may reasonably be expected to have a material adverse effect on the Business;

                  (q) transferred or granted any rights with respect to, or disposed of or permitted to lapse any right to the use of any software, patent, trademark, assumed name, service mark, trade name, copyright, license, or application therefor or disposed of or disclosed to any person not authorized to have such information any trade secret, proprietary information, formula, process, or know-how not previously a matter of public knowledge or existing in the public domain;

                  (r)      incurred any long term indebtedness;

                  (s) paid, loaned, distributed (by dividend or otherwise), or advanced any amounts to, sold, transferred, or leased any properties or assets (real, personal or mixed, tangible or intangible) to, purchased, leased, licensed, or otherwise acquired any properties or assets from, or entered into any other agreement or arrangement with
         (i) any shareholder, officer, employee, or director of Armitec.Com,
         (ii) any corporation or partnership in which any Affiliate is an officer, director, or holder directly or indirectly of five percent (5%) or more of the outstanding equity or debt securities, or (iii) any person controlling, controlled by, or under common control with any such partner, shareholder, officer, director, or Affiliate except for compensation not exceeding the rate of compensation in effect at June 30, 2000, and for routine travel advances to officers and employees;

                  (t) made or agreed to make any charitable contributions or incurred or agreed to incur any non-business expenses in excess of $5,000 in the aggregate;

                  (u) taken any other action neither in the ordinary course of business and consistent with past practice nor provided for in this Agreement;

                  (v) increased (or experienced any change in the assumptions underlying or the methods of calculating) any bad debt, contingency, or other reserve, other than in the ordinary course of business consistent with past practice; or

                  (w) written down or written up the value of any inventory (including write-downs by reason of shrinkage or markdowns), determined as collectible any Accounts Receivable or any portion thereof which were previously considered uncollectible, or written off as uncollectible any Accounts Receivable or any portion thereof, except for write-downs, write-ups, and write-offs in the ordinary course of business consistent with past practice, none of which is material in amount.

         SECTION 4.23. ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE. Armitec.Com's accounts receivable reflected in the Armitec.Com Financial Statements, and all accounts receivable arising after the date of the Armitec.Com Financial Statements (collectively the "Accounts Receivable") were or are bona fide accounts receivable, the full amount of which was or is actually owing to Armitec.Com. And, to the best of its knowledge, those not collected prior to Closing will be fully collectible by Armitec.Com within ninety (90) days of Closing without offset, recoupment, counterclaim, claim or diminution. Armitec.Com's accounts payable reflected in the Armitec.Com Financial Statements and all accounts payable arising after the date of the Armitec.Com Financial Statements (collectively, the "Accounts Payable") arose from bona fide transactions on the ordinary course of Armitec.Com's business.

         SECTION 4.24. INSIDER TRANSACTIONS. Attached hereto as Schedule 4.24 is a true, correct and complete list of the amounts and other essential terms of all currently outstanding indebtedness or other obligations, agreements, undertakings, liabilities or commitments (contingent or otherwise) of Armitec.Com to or from any past or present officer, director, member, shareholder or any person related to, controlling, controlled by or under common control with any of the foregoing.

         SECTION 4.25. ADVERSE CONDITIONS. Neither Armitec.Com nor any of the Armitec.Com Shareholders has any knowledge of any present or future condition, state of facts or circumstances which has affected or may affect adversely the business of Armitec.Com or prevent Armitec.Com from carrying on its business.

         SECTION 4.26. AUTHORIZATION AND VALIDITY OF DOCUMENTS. The execution, delivery and performance of this Agreement by Armitec.Com and the Armitec.Com Shareholders, and the consummation by Armitec.Com and the Armitec.Com Shareholders of the transactions contemplated hereby, have been duly and validly authorized by Armitec.Com and Armitec.Com Shareholders. This Agreement has been duly executed and delivered by Armitec.Com and each Armitec.Com Shareholder and is a legal, valid and binding obligation of Armitec.Com and the Armitec.Com Shareholders, enforceable against each of in accordance with its terms except as such enforceability may be limited by the applicable laws of bankruptcy, insolvency, moratorium and similar governing laws relating to creditors' rights.

         SECTION 4.27. INVESTMENT INTENT. Each Armitec.Com Shareholder represents and warrants to Armitec that the Armitec.Com Shareholders are acquiring Armitec Shares (the "Acquired Shares") under this Agreement for investment only and for their own accounts and not as nominees or agents; nor are the said shares being acquired with a view to their offer for resale, distribution or transfer of any part thereof nor with any present intention of selling, granting any participation in, or otherwise distributing the same; nor are they being purchased for subdivision or fractionalization thereof. By executing this Agreement, each Armitec.Com Shareholder represents:

                  (a) That shareholder has no contract, undertaking, agreement or arrangement with any Person to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) any of the Acquired Shares, and that shareholder has no present plan or intention to enter into any such contract, undertaking, agreement or arrangement.

                  (b) That shareholder is an "accredited investor" as defined in Rule 501(a) under the Securities Act and is aware of Armitec's business affairs and financial condition and has had access to and has acquired sufficient information about Armitec to reach an informed and knowledgeable decision to acquire the Acquired Shares, and has such business and financial experience as is required to provide the capacity to protect one's own interests in connection with the purchase of such shares. Nor is that shareholder a "broker" or a "dealer" as defined in the Exchange Act.

                  (c) That shareholder covenants and agrees that none of the Acquired Shares shall be sold, assigned or otherwise transferred other than in transactions which are not in violation of the Securities Act and applicable state securities laws. Each stock certificate of the Acquired Shares shall bear the following legend, unless such legend may be removed in accordance with its terms:

         THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS (THE "STATE LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE STATE LAWS AND (II) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE LAWS. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

         SECTION 4.28. CORRECTNESS OF REPRESENTATIONS. No representation or warranty of Armitec.Com in this Agreement or in any Exhibit, certificate, or Schedule attached hereto or furnished pursuant hereto, contains, or on the Closing Date will contain, any untrue statement of fact or omits, or on the Closing Date will omit, to state any material fact necessary in order to make the statements contained therein not misleading, and all such statements, representations, warranties, Exhibits, certificates, and Schedules shall be true and complete in all material respects on and as of the Closing Date as though made on that date. All copies of mortgages, indentures, notes, leases, agreements, plans, Armitec.Com Contracts, and other instruments listed on or referred to in the Schedules delivered or furnished to Armitec pursuant to this Agreement are true copies thereof.

         SECTION 4.29. LITIGATION. Schedule 4.29 sets forth each instance in which Armitec.Com or any of its officers or directors (a) is the subject to any unsatisfied judgment, order, decree, stipulation, injunction or charge or (b) is a party to or, to the knowledge of Armitec.Com, is threatened to be made a party to, any charge, complaint, action, suit, proceeding, hearing or investigation of in any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator.

         SECTION 4.30. LICENSES, PERMITS AND APPROVALS. Schedule 4.30 lists all governmental and regulatory licenses, permits and approvals necessary to conduct Armitec.Com's business. All such licenses, permits and approvals are in full force and effect. There are no violations by Armitec.Com of, or any claims, or proceedings pending or to the knowledge or Armitec.Com threatened, challenging the validity of or seeking to discontinue, any such licenses, permits or approvals.

                                   ARTICLE V

                              COVENANTS OF ARMITEC

         Armitec covenants and agrees with Armitec.Com and the Armitec.Com Shareholders as follows:

         SECTION 5.01. CONDUCT OF BUSINESS PRIOR TO CLOSING. From the date hereof to the Closing Date, and except to the extent that Armitec.Com shall otherwise consent in writing, Armitec shall:

                  (a) operate the business of Armitec substantially as previously operated and only in the regular and ordinary course, not make any purchase or sale, or introduce any new method of management or operation except in the ordinary course of business and in a manner consistent with past practices, and use its best efforts to maintain and preserve intact each of the goodwill, reputation, present business organization, and relationships of Armitec with persons having business dealings with it, and maintain the services of present employees of Armitec;

                  (b) maintain its assets and properties in good order and condition, reasonable wear and use excepted, and maintain all policies of insurance covering its assets and properties in amounts and on terms substantially equivalent to those in effect on the date hereof;

                  (c) take all steps reasonably necessary to maintain the Armitec Proprietary Rights and other intangible assets of Armitec;

                  (d) pay all accounts payable when due and collect all accounts receivable in accordance with prudent business practices; and

                  (e) comply with all laws applicable to the conduct of the business of Armitec where the failure to so comply would have a material adverse affect on the business or condition of Armitec;

                  (f) maintain the books and records of Armitec in the usual, regular, and ordinary manner, on a basis consistent with past practices and prepare and file all foreign, federal, state, and local tax returns and amendments thereto required to be filed by Armitec after taking into account any extensions of time granted by such taxing authorities.

         SECTION 5.02. ACTIONS PRIOR TO CLOSING. From the date of this Agreement through the Closing Date, Armitec shall not, without the prior written consent of Armitec.Com:

                  (a) incur any obligations, liabilities, or expenses of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) that would constitute liabilities other than items incurred in the ordinary course of business consistent with past practice;

                  (b) permit, allow, or suffer any of Armitec's assets to be subjected to any mortgage, pledge, lien, or encumbrances;

                  (c) suffer any material adverse change in Armitec's assets or in the operations, condition (financial or otherwise), liabilities, earnings, or prospects of the Business;

                  (d) waive any claims or rights with respect to and materially and adversely affecting any of Armitec's business or assets;

                  (e) sell, transfer, or otherwise dispose of any of Armitec's assets, except in the ordinary course of business consistent with past practice;

                  (f) dispose of or permit to lapse any right to the use of any of Armitec's Proprietary Rights, except for the expiration of any proprietary rights to use patents that may expire by law;

                  (g) other than in accordance with, and in amounts not greater than provided for in, existing agreements between Armitec and its employees, grant any increase in the salary and wages of any employee or any increase in such salary and wages payable or to become payable at any time in the future to any of the employees, except pursuant to promotions previously disclosed to Armitec.Com that will become effective on or prior to the Closing Date;

                  (h) make any change in any material method of accounting or accounting principle, practice, or policy affecting or relating to Armitec's assets or liabilities including, without limitation, any extension of the useful lives of Armitec's assets and consequent adjustments to the depreciation or valuation thereof on the books and records of Armitec with respect to its business;

                  (i) make any change (or change any assumption underlying or method of calculating) in the amount of any bad debt, contingency, or other reserve, other than in the ordinary course of business consistent with past practice;

                  (j) write-down or write-up the value of any inventory (including write-downs by reason of shrinkage or mark downs), except for write-downs, write-ups, and write-offs in the ordinary course of business consistent with past practice, none of which are or will be material in amount;

                  (k) except consistent with past practices or existing programs, pay, loan, or advance any amount to, sell, transfer, or lease any properties or assets (real, personal or mixed, tangible, or intangible) to, or enter into any agreement or arrangement with, any employee, or any spouse or Affiliate of any such person except for routine travel advances to employees, and compensation to employees consistent with Section 5(g) hereof;

                  (l) dispose of or permit to lapse any right to the use of any patent, trademark, assumed name, service mark, trade name, copyright, license, or application therefor or dispose of or disclose to any person not authorized to have such information, any trade secret, proprietary information, formula, process, or know-how not previously a matter of public knowledge or existing in the public domain;

                  (m) waive, terminate, or breach under any provision under or relating to any of the Armitec Contracts;

                  (n) enter into any contracts or agreements or other transactions with respect to or affecting Armitec's liabilities other than contracts or agreements entered into in the ordinary course of business and consistent with past practices;

                  (o) with respect to Armitec's assets, permit any option to renew any lease or any option to purchase any property to expire or exercise any such option;

                  (p) omit to do any act or permit any act which could reasonably be expected to cause a breach of any material Armitec Contract, commitment, or obligation with respect to or affecting Armitec's assets or any breach of any representation, warranty, covenant, or agreement made by Armitec in this Agreement;

                  (q) default regarding the provisions of any insurance policy or fail to give notice or present any claim under any such policy in due and timely fashion if such default or failure to give notice would give the insurer the right to cancel any policy, deny claims, or limit coverage;

                  (r) take any other action not in the ordinary course of business consistent with past practice or omit to take any other action that would be taken in the ordinary course of business consistent with past practice if such action or omission to take action would materially and adversely affect the assets or liabilities of Armitec.

         SECTION 5.03. CONSENTS. Armitec shall obtain prior to Closing, at its sole cost and expense, all consents and estoppels required for the continuation of the Armitec Contracts after Closing. All such consents and estoppels shall be in writing and in form and substance satisfactory to Armitec.Com, and executed counterparts thereof will be delivered to Armitec.Com promptly after receipt thereof but in no event later than the Closing Date.

         SECTION 5.04. SUPPLEMENTAL DISCLOSURE. Armitec shall have the continuing obligation up to and including the Closing Date to disclose in writing to Armitec.Com and the Armitec.Com Shareholders any matter or information hereafter arising or becoming known that, if known on the date of Armitec's execution and delivery of this Agreement, would have been required to be set forth or listed in a Schedule hereto. Any such matter or information hereafter disclosed shall be deemed to amend the Schedules hereto (to the extent of such written disclosure) as of the date hereof unless Armitec.Com or the Armitec.Com Shareholders shall within five (5) business days after receipt of such written disclosure by Armitec and its counsel, but in any event prior to the Closing, notify Armitec in writing that the matter or information so disclosed materially varies from, or materially and adversely to the interests Armitec.Com and the Armitec.Com Shareholders, changes, the information disclosed on the Schedules on the date hereof. In such event, the Schedules hereto shall not be deemed amended or changed by the matter or information so disclosed, and, unless the acts or circumstances giving rise to the matter or information so disclosed is corrected prior to the Closing, the matter or information so disclosed shall constitute items at variance with the warranties and representations of Armitec herein.

         SECTION 5.05. ADDITIONAL REPORTS. Subject to the confidentiality restrictions set forth in Article VII hereof, promptly after they become available, Armitec shall deliver to Armitec.Com and the Armitec.Com Shareholders true and correct copies of all internal management and control reports and financial statements furnished to management of Armitec. Each such report shall be in accordance with the books and records of Armitec, and, in the case of financial statements shall present fairly the consolidated financial condition of Armitec and its subsidiaries as of the dates indicated and the results of operations for the periods then ended, and be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and shall reflect adequate reserves for all known liabilities and reasonably anticipated losses.

         SECTION 5.06. CONDITIONS PRECEDENT. Armitec shall use its best efforts to satisfy the conditions enumerated in Article IX hereof.

         SECTION 5.07. CAPITAL EXPENDITURES. Armitec shall discuss with Armitec.Com and the Armitec.Com Shareholders any proposed significant capital expenditure to be made by Armitec after the date of this Agreement prior to entering into any contract or commitment for such capital expenditure.

         SECTION 5.08. SEC FILINGS. Prior to Closing, Armitec shall make all necessary filings and reports such that, as of the Closing Date, Armitec will be current in its filings with the SEC of all required SEC Filings, including, but not limited to, filing the Armitec Form 10-K for the year ended December 31, 1999, and filing the Armitec Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000, and none of Armitec's SEC Filings will contain any untrue statement of a material fact or omit to state a material fact required or necessary in order to make the statements therein not misleading.

         SECTION 5.09. SHAREHOLDER AND OTHER REQUIRED CONSENTS. Armitec shall take all actions necessary and use its best efforts to obtain any and all consents, approvals, ratifications and authorizations of its Board of Directors, its shareholders and any other person, entity or governmental authority necessary for the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby.

         SECTION 5.10. OTHER TRANSACTIONS. Armitec shall deal exclusively and in good faith with Armitec.Com and the Armitec.Com Shareholders with regard to the transactions contemplated by this Agreement and will not, and will direct its officers, directors, financial advisors, accountants, agents, and counsel not to (a) solicit submission of proposals or offers from any person other than Armitec.Com and the Armitec.Com Shareholders relating to any acquisition of all or any material part of the assets of Armitec, the sale or issuance of any capital stock of Armitec or of any corporation formed by Armitec or its Affiliates to which any of the assets of Armitec may be contributed, or any merger or consolidation of Armitec or of any corporation formed by Armitec or its Affiliates to which any of the assets of Armitec may be contributed (an "Acquisition Proposal"), (b) participate in any discussions or negotiations regarding, or furnish any non-public information to any other person regarding Armitec other than Armitec.Com and the Armitec.Com Shareholders and their representatives or otherwise cooperate in any way or assist, facilitate, or encourage any Acquisition Proposal by any person other than Armitec.Com and the Armitec.Com Shareholders or, (c) enter into any agreement or understanding, whether oral or in writing, that would have the effect of preventing the consummation of the transactions contemplated by this Agreement. If, notwithstanding the foregoing, Armitec, or its representatives or agents should receive any Acquisition Proposal or any inquiry regarding such proposal from a third party, such persons shall promptly inform Armitec.Com and its counsel thereof. This covenant shall survive the termination of this Agreement for a period of ninety (90) days.

                                   ARTICLE VI

                            COVENANTS OF ARMITEC.COM

         Armitec.Com covenants and agrees with Armitec as follows:

         SECTION 6.01. CONDUCT OF BUSINESS PRIOR TO CLOSING. From the date hereof to the Closing Date, and except to the extent that Armitec shall otherwise consent in writing, Armitec.Com shall:

                  (a) operate the business of Armitec.Com substantially as previously operated and only in the regular and ordinary course, not make any purchase or sale, or introduce any new method of management or operation except in the ordinary course of business and in a manner consistent with past practices, and use its best efforts to maintain and preserve intact each of the goodwill, reputation, present business organization, and relationships of Armitec.Com with persons having business dealings with it, and maintain the services of present employees of Armitec.Com;

                  (b) maintain its assets and properties in good order and condition, reasonable wear and use excepted, and maintain all policies of insurance covering its assets and properties in amounts and on terms substantially equivalent to those in effect on the date hereof;

                  (c) take all steps reasonably necessary to maintain the Armitec.Com Proprietary Rights and other intangible assets of Armitec.Com;

                  (d) pay all accounts payable when due and collect all accounts receivable in accordance with prudent business practices; and

                  (e) comply with all laws applicable to the conduct of the business of Armitec.Com where the failure to so comply would have a material adverse affect on the business or condition of Armitec.Com;

                  (f) maintain the books and records of Armitec.Com in the usual, regular, and ordinary manner, on a basis consistent with past practices and prepare and file all foreign, federal, state, and local tax returns and amendments thereto required to be filed by Armitec.Com after taking into account any extensions of time granted by such taxing authorities.

         SECTION 6.02. ACTIONS PRIOR TO CLOSING. From the date of this Agreement through the Closing Date, Armitec.Com shall not, without the prior written consent of Armitec:

                  (a) incur any obligations, liabilities, or expenses of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) that would constitute liabilities other than items incurred in the ordinary course of business consistent with past practice;

                  (b) permit, allow, or suffer any of Armitec.Com's assets to be subjected to any mortgage, pledge, lien, or encumbrances;

                  (c) suffer any material adverse change in Armitec.Com's assets or in the operations, condition (financial or otherwise), liabilities, earnings, or prospects of Armitec.Com's business;

                  (d) waive any claims or rights with respect to and materially and adversely affecting any of Armitec.Com's business or assets;

                  (e) sell, transfer, or otherwise dispose of any of Armitec.Com's assets, except in the ordinary course of business consistent with past practice;

                  (f) dispose of or permit to lapse any right to the use of any of Armitec.Com's Proprietary Rights, except for the expiration of any proprietary rights to use patents that may expire by law;

                  (g) other than in accordance with, and in amounts not greater than provided for in, existing agreements between Armitec.Com and its employees, grant any increase in the salary and wages of any employee or any increase in such salary and wages payable or to become payable at any time in the future to any of the employees, except pursuant to promotions previously disclosed to Armitec that will become effective on or prior to the Closing Date;

                  (h) make any change in any material method of accounting or accounting principle, practice, or policy affecting or relating to Armitec.Com's assets or liabilities including, without limitation, any extension of the useful lives of Armitec.Com's assets and consequent adjustments to the depreciation or valuation thereof on the books and records of Armitec.Com with respect to the business;

                  (i) make any change (or change any assumption underlying or method of calculating) in the amount of any bad debt, contingency, or other reserve, other than in the ordinary course of business consistent with past practice;

                  (j) write-down or write-up the value of any inventory (including write-downs by reason of shrinkage or mark downs), except for write-downs, write-ups, and write-offs in the ordinary course of business consistent with past practice, none of which are or will be material in amount;

                  (k) except consistent with past practices or existing programs, pay, loan, or advance any amount to, sell, transfer, or lease any properties or assets (real, personal or mixed, tangible, or intangible) to, or enter into any agreement or arrangement with, any employee, or any spouse or Affiliate of any such person except for routine travel advances to employees, and compensation to employees consistent with Section 6.02(g) hereof;

                  (l) dispose of or permit to lapse any right to the use of any patent, trademark, assumed name, service mark, trade name, copyright, license, or application therefor or dispose of or disclose to any person not authorized to have such information, any trade secret, proprietary information, formula, process, or know-how not previously a matter of public knowledge or existing in the public domain;

                  (m) waive, terminate, or breach under any provision under or relating to any of the Armitec.Com Contracts;

                  (n) enter into any contracts or agreements or other transactions with respect to or affecting Armitec.Com's liabilities other than contracts or agreements entered into in the ordinary course of business and consistent with past practices;

                  (o) with respect to Armitec.Com's assets, permit any option to renew any lease or any option to purchase any property to expire or exercise any such option;

                  (p) omit to do any act or permit any act which could reasonably be expected to cause a breach of any material Armitec.Com Contract, commitment, or obligation with respect to or affecting Armitec.Com's assets or any breach of any representation, warranty, covenant, or agreement made by Armitec.Com in this Agreement;

                  (q) default regarding the provisions of any insurance policy or fail to give notice or present any claim under any such policy in due and timely fashion if such default or failure to give notice would give the insurer the right to cancel any policy, deny claims, or limit coverage; or

                  (r) take any other action not in the ordinary course of business consistent with past practice or omit to take any other action that would be taken in the ordinary course of business consistent with past practice if such action or omission to take action would materially and adversely affect the assets or liabilities of Armitec.Com.

         SECTION 6.03. CONSENTS. Armitec.Com shall obtain prior to Closing, at its sole cost and expense, all consents and estoppels required for the continuation of the Armitec.Com Contracts after Closing. All such consents and estoppels shall be in writing and in form and substance satisfactory to Armitec, and executed counterparts thereof will be delivered to Armitec promptly after receipt thereof but in no event later than the Closing Date.

         SECTION 6.04. SUPPLEMENTAL DISCLOSURE. Armitec.Com shall have the continuing obligation up to and including the Closing Date to disclose in writing to Armitec any matter or information hereafter arising or becoming known that, if known on the date of Armitec.Com's execution and delivery of this Agreement, would have been required to be set forth or listed in a Schedule hereto. Any such matter or information hereafter disclosed shall be deemed to amend the Schedules hereto (to the extent of such written disclosure) as of the date hereof unless Armitec shall within five (5) business days after receipt of such written disclosure by Armitec.Com and its counsel, but in any event prior to the Closing, notify Armitec.Com in writing that the matter or information so disclosed materially varies from, or materially and adversely to the interests of Armitec, changes, the information disclosed on the Schedules on the date hereof. In such event, the Schedules hereto shall not be deemed amended or changed by the matter or information so disclosed, and, unless the acts or circumstances giving rise to the matter or information so disclosed is corrected prior to the Closing, the matter or information so disclosed shall constitute items at variance with the warranties and representations of Armitec.Com herein.

         SECTION 6.05. ADDITIONAL REPORTS. Subject to the confidentiality restrictions set forth in Article VII hereof, promptly after they become available, Armitec.Com shall deliver to Armitec true and correct copies of all internal management and control reports and financial statements furnished to management of Armitec.Com. Each such report shall be in accordance with the books and records of Armitec.Com, and, in the case of financial statements shall present fairly the consolidated financial condition of the business as of the dates indicated and the results of operations for the periods then ended, and be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and shall reflect adequate reserves for all known liabilities and reasonably anticipated losses.

         SECTION 6.06. CONDITIONS PRECEDENT. Armitec.Com shall use its best efforts to satisfy the conditions enumerated in Article VIII hereof.

         SECTION 6.07. CAPITAL EXPENDITURES. Armitec.Com shall discuss with Armitec any proposed significant capital expenditure to be made by Armitec.Com after the date of this Agreement prior to entering into any contract or commitment for such capital expenditure.

         SECTION 6.08. SHAREHOLDER AND OTHER REQUIRED CONSENTS. Armitec.Com shall take all actions necessary and use its best efforts to obtain any and all consents, approvals, ratifications and authorizations of its Board of Directors, its shareholders and any other person, entity or governmental authority necessary for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 6.09. OTHER TRANSACTIONS. Armitec.Com shall deal exclusively and in good faith with Armitec with regard to the transactions contemplated by this Agreement and will not, and will direct its officers, directors, financial advisors, accountants, agents, and counsel not to, (a) solicit submission of proposals or offers from any person other than Armitec relating to any acquisition of all or any material part of the assets of Armitec.Com, the sale or issuance of any capital stock of Armitec.Com or of any corporation formed by Armitec.Com or its affiliates to which any of the assets of Armitec.Com may be contributed, or any merger or consolidation of Armitec.Com or of any corporation formed by Armitec.Com or its affiliates to which any of the assets of Armitec.Com may be contributed (an "Acquisition Proposal"), (b) participate in any discussions or negotiations regarding, or furnish any non-public information to any other person regarding Armitec.Com other than Armitec and its representatives or otherwise cooperate in any way or assist, facilitate, or encourage any Acquisition Proposal by any person other than Armitec, or (c) enter into any agreement or understanding, whether oral or in writing, that would have the effect of preventing the consummation of the transactions contemplated by this Agreement. If, notwithstanding the foregoing, Armitec.Com or its representatives or agents should receive any Acquisition Proposal or any inquiry regarding such proposal from a third party, such persons shall promptly inform Armitec and its counsel thereof. This covenant shall survive the termination of this Agreement for a period of ninety (90) days.

                                  ARTICLE VII

                               FURTHER AGREEMENTS

         SECTION 7.01. CONFIDENTIALITY. Armitec and Armitec.Com agree that each shall hold in confidence any confidential information about the other that it has received, or hereafter receives, pursuant to any provision of this Agreement under circumstances indicating the confidentiality of such information unless (a) such information shall have been publicly disclosed other than as a result of any wrongful action by the recipient of such information, or (b) the recipient of such information independently develops or is aware of such information.

         SECTION 7.02. PUBLIC ANNOUNCEMENTS. Armitec, Armitec.Com and the Armitec.Com Shareholders will consult with each other before issuing any press releases or otherwise making any public statements or filings with governmental entities with respect to this Agreement or the transactions contemplated hereby and shall not issue any press releases or make any public statements or filings with governmental entities prior to such consultation and shall modify any portion thereof if the other party objects thereto, unless the same may be required by applicable law.

                                  ARTICLE VIII

  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ARMITEC TO CONSUMMATE THE EXCHANGE

         The obligation of Armitec to acquire the Armitec.Com Shares from the Armitec.Com Shareholders in exchange for Armitec Shares and to consummate the transactions as contemplated by this Agreement shall be subject to the fulfillment and satisfaction, at or before the Closing, of each of the following conditions precedent, any or all of which may be waived in writing, in whole or in part, by Armitec:

         SECTION 8.01. REPRESENTATIONS AND WARRANTIES. All information required to be furnished or delivered by Armitec.Com pursuant to this Agreement shall have been furnished or delivered as of the date hereof and the Closing Date as required hereunder; the representations and warranties made by Armitec.Com in Article IV hereof shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         SECTION 8.02. COVENANTS AND AGREEMENTS. Armitec.Com and the Armitec.Com Shareholders shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed by them prior to or as of the Closing.

         SECTION 8.03. CERTIFIED RESOLUTIONS. Armitec shall have received from Armitec.Com a certificate executed by the Secretary of Armitec.Com containing a true and correct copy of resolutions duly adopted by Armitec.Com's Board of Directors approving and authorizing the execution and delivery by Armitec.Com of each of this Agreement to which Armitec.Com is a party, and the consummation of each of the transactions contemplated hereby and thereby. The Secretary of Armitec.Com shall also certify that, as of the Closing Date, such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

         SECTION 8.04. NO INJUNCTION, ETC. No action, proceeding, investigation, regulation, or legislation shall be pending or overtly threatened which seeks to enjoin, restrain, or prohibit Armitec or to obtain substantial damages from Armitec in respect of the consummation of the transactions contemplated hereby, which, in the reasonable judgment of Armitec would make it inadvisable to consummate such transactions.

         SECTION 8.05. INCUMBENCY. Armitec shall have received a certificate of incumbency of Armitec.Com executed by the President and Secretary of Armitec.Com listing the officers of Armitec.Com authorized to execute this Agreement and certifying the authority of each such officer to execute the agreements, documents, and instruments on behalf of Armitec.Com in connection with the consummation of the transactions contemplated herein.

         SECTION 8.06. CERTIFICATES. Armitec shall have received from Armitec.Com all such certificates, dated as of the Closing Date, as Armitec shall reasonably request to evidence the fulfillment by Armitec.Com, or such other satisfaction as of the Closing Date, of the terms and conditions of this Agreement.

         SECTION 8.07. DELIVERIES AT CLOSING. At the Closing, Armitec.Com and the Armitec.Com Shareholders shall have delivered to Armitec each of the following:

                  (a) certificates evidencing all Armitec.Com Shares, duly endorsed for transfer and otherwise in a form suitable for transfer on the books of Armitec.Com;

                  (b) the certificates described in Articles VIII and IX hereof;

                  (c) a certificate of good standing, as of the most recent practicable date prior to the Closing Date, from the jurisdiction of incorporation and each jurisdiction in which Armitec.Com is qualified to do business as a foreign corporation;

                  (d) the written opinion of counsel for Armitec.Com, dated as of the Closing Date, in substantially the form of Exhibit B hereto;

         SECTION 8.08. CERTIFICATES. Armitec.Com and the Armitec.Com Shareholders shall have delivered to Armitec all such certificates, dated as of the Closing Date, as Armitec shall reasonably request to evidence the fulfillment by Armitec.Com and the Armitec.Com Shareholders or other satisfaction as of the Closing Date, of the terms and conditions of this Agreement. The form and substance of all opinions, certificates, assignments, orders, and other documents and instruments hereunder shall be satisfactory in all reasonable respects to Armitec and its counsel.

         SECTION 8.09. ESTOPPEL CERTIFICATES. Armitec.Com shall obtain, at its cost and expense, prior to Closing an Estoppel Certificate, in form and substance satisfactory to Armitec, from:

                  (a) The lessors of the Armitec.Com Leased Real Property, to the effect that there are no events of default or events which with notice or lapse of time or both would be events of default under the lease, attaching a true and correct copy of the lease, and indicating the date through which rent is paid and the amounts of any deposits held by such lessor; and

                  (b) Each lessor of personal property, to the effect that there are no events of default or events which with notice or lapse of time or both would be events of default under any such lease, attaching a true and correct copy of any such lease, and indicating the date through which rent is paid and the amounts of any deposits held by the lessor under each such lease agreement;

         SECTION 8.10. CLOSING CERTIFICATE. Armitec shall have received a certificate of the President of Armitec.Com, whose signature, as such President, shall be attested by the Secretary of the Armitec.Com, dated the Closing Date, in form reasonably satisfactory to Armitec certifying that, to the best of his knowledge, each of the conditions precedent specified in Sections 9.01 and 9.02 of this Agreement has been fulfilled and satisfied.

         SECTION 8.11. REIMBURSEMENT. Armitec has incurred accounting and legal expenses to Colonial Corporation in connection with the reorganization of Armitec. Armitec.Com has agreed to pay an amount up to $100,000 to Colonial Corporation for reimbursement of such expenses incurred by Colonial Corporation on behalf of Armitec. Armitec acknowledges the receipt by Colonial Corporation of $25,000 cash from Armitec.Com for such reimbursement, and Armitec.com agrees to deliver to Colonial Corporation, at the Closing, a note in the amount of $75,000 due upon the earlier of the completion of a Private Placement by Armitec or Ninety (90) days from the Closing. The note will be guaranteed by Bruce R. Davis.

                                   ARTICLE IX

               CONDITIONS PRECEDENT TO OBLIGATIONS OF ARMITEC.COM
                    SHAREHOLDERS TO CONSUMMATE THE EXCHANGE

         The obligation of the Armitec.Com Shareholders to acquire the Exchange Shares from Armitec in exchange for Armitec.Com Shares and the obligation of Armitec.Com to consummate the transactions as contemplated by this Agreement are subject to the fulfillment and satisfaction at Closing of each of the following conditions precedent, any or all of which may be waived in whole or in part at or prior to the Closing by Armitec.Com and the Armitec.Com Shareholders:

         SECTION 9.01. REPRESENTATIONS AND WARRANTIES. All information required to be furnished or delivered by Armitec pursuant to this Agreement shall have been furnished or delivered as of the date hereof and the Closing Date as required hereunder; the representations and warranties made by Armitec in Article III hereof shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         SECTION 9.02. COVENANTS AND AGREEMENTS. Armitec shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed by them prior to or as of the Closing.

         SECTION 9.03. CERTIFIED RESOLUTIONS. Armitec.Com shall have received from Armitec a certificate executed by the Secretary of Armitec containing a true and correct copy of resolutions duly adopted by Armitec's Board of Directors approving and authorizing the execution and delivery by Armitec of each of this Agreement to which Armitec is a party, and the consummation of each of the transactions contemplated hereby and thereby. The Secretary of

Armitec shall also certify that, as of the Closing Date, such resolutions have not been rescinded, revoked, modified, or otherwise affected and remain in full force and effect.

         SECTION 9.04. NO INJUNCTION, ETC. No action, proceeding, investigation, regulation, or legislation shall be pending or overtly threatened which seeks to enjoin, restrain, or prohibit Armitec or to obtain substantial damages from Armitec.Com in respect of the consummation of the transactions contemplated hereby, which, in the reasonable judgment of Armitec.Com would make it inadvisable to consummate such transactions.

         SECTION 9.05. INCUMBENCY. Armitec.Com shall have received a certificate of incumbency of Armitec executed by the President and Secretary of Armitec listing the officers of Armitec authorized to execute this Agreement and certifying the authority of each such officer to execute the agreements, documents, and instruments on behalf of Armitec in connection with the consummation of the transactions contemplated herein.

         SECTION 9.06. CERTIFICATES. Armitec.Com shall have received from Armitec all such certificates, dated as of the Closing Date, as Armitec.Com shall reasonably request to evidence the fulfillment by Armitec, or such other satisfaction as of the Closing Date, of the terms and conditions of this Agreement.

         SECTION 9.07. DELIVERIES AT CLOSING. At the Closing, Armitec shall have delivered to Armitec.Com each of the following:

                  (a) certificates evidencing all Armitec Shares, duly endorsed for transfer and otherwise in a form suitable for transfer on the books of Armitec;

                  (b) the certificates described in Articles VIII and IX hereof;

                  (c) a certificate of good standing, as of the most recent practicable date prior to the Closing Date, from the jurisdiction of incorporation and each jurisdiction in which Armitec.Com is qualified to do business as a foreign corporation;

                  (d) the written opinion of counsel for Armitec, dated as of the Closing Date, in substantially the form of Exhibit C hereto;

         SECTION 9.08. CERTIFICATES. Armitec shall have delivered to Armitec.Com all such certificates, dated as of the Closing Date, as Armitec.Com shall reasonably request to evidence the fulfillment by Armitec or other satisfaction as of the Closing Date, of the terms and conditions of this Agreement. The form and substance of all opinions, certificates, assignments, orders, and other documents and instruments hereunder shall be satisfactory in all reasonable respects to Armitec.Com and its counsel.

         SECTION 9.09. ESTOPPEL CERTIFICATES. Armitec shall obtain, at its cost and expense, prior to Closing an Estoppel Certificate, in form and substance satisfactory to Armitec.Com, from:

                  (a) The lessors of the Armitec Leased Real Property, to the effect that there are no events of default or events which with notice or lapse of time or both would be events of default under the lease, attaching a true and correct copy of the lease, and indicating the date through which rent is paid and the amounts of any deposits held by such lessor; and

                  (b) Each lessor of personal property, to the effect that there are no events of default or events which with notice or lapse of time or both would be events of default under any such lease, attaching a true and correct copy of any such lease, and indicating the date through which rent is paid and the amounts of any deposits held by the lessor under each such lease agreement.

         SECTION 9.10. CLOSING CERTIFICATE. Armitec.Com shall have received a certificate of the President of Armitec, whose signature, as such President, shall be attested by the Secretary of the Armitec, dated the Closing Date, in form reasonably satisfactory to Armitec.Com certifying that, to the best of his knowledge, each of the conditions precedent specified in Sections 8.01 and 8.02 of this Agreement has been fulfilled and satisfied.

         SECTION 9.11. RESIGNATION OF OFFICERS AND DIRECTORS. Prior to or at the Closing, all of the officers and directors of Armitec will resign from their respective positions.

         SECTION 9.12. ASSETS AND LIABILITIES. At the closing, the balance sheet of Armitec shall reflect the absence of any assets or liabilities for Armitec.

                                   ARTICLE X

                                  TERMINATION.

         SECTION 10.01. TERMINATION.

         This Agreement may be terminated and the exchange of stock contemplated hereby may be abandoned at any time prior to the completion of the Closing, whether before or after approval by the shareholders of Armitec:

                  (a) by mutual consent in writing of Armitec and Armitec.Com; or

                  (b) by either Armitec or Armitec.Com if any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the exchange of stock and such order, judgment or decree shall have become final and nonappealable; provided that the right to terminate this Agreement under this Section 10.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the completion of the Closing to occur on or before such date; or

                  (c) by Armitec if there has been (i) a material breach of any covenant or agreement or of a representation or warranty herein on the part of Armitec.Com which has not been cured, or adequate assurance (acceptable to Armitec in its sole discretion) of cure given, in either case, within 15 business days following receipt of notice of such breach; or

                  (d) by Armitec.Com if (i) there has been a material breach of any covenant or agreement or of a representation or warranty herein on the part of Armitec which has not been cured, or adequate assurance (acceptable to Armitec.Com in its sole discretion) of cure given, in either case, within 15 business days following receipt of notice of such breach or (ii) at Closing Armitec shall not be listed on the Over-the-Counter Bulletin Board (OTC:BB) exchange, provided Armitec.Com has made its best efforts to assist Armitec in obtaining such listing; or

                  (e) by either Armitec or Armitec.Com (and the Armitec.Com Shareholders) if either of such party's due diligence investigation has disclosed the existence of (i) any matter relating to the other party or its business that is materially and adversely (to the investigating party) at variance with those matters theretofore disclosed to the investigating party, or (ii) any matter which, in the investigating party's reasonable judgement, (A) indicates a material adverse change in the condition, assets or prospects of the other party, or (B) would make it inadvisable to consummate the exchange of stock and other transactions contemplated by this Agreement.

         SECTION 10.02. EFFECT OF TERMINATION. In the event of termination of this Agreement by either Armitec or Armitec.Com as provided in Section 10.01, all obligations of the parties hereunder shall terminate unless otherwise specifically stated herein and except that the confidentiality provisions of
Article VII hereof shall survive the termination hereof. Nothing in this Article X hereof shall relieve any party from liability for any breach of this Agreement.

                                   ARTICLE XI

                                 INDEMNIFICATION

         SECTION 11.01. INDEMNIFICATION BY THE COMPANY. Armitec shall defend, indemnify and hold harmless: Armitec.Com and the Armitec.Com Shareholders and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from or in connection with any misrepresentation or omission or breach by Armitec of any representation or warranty contained in this Agreement.

         SECTION 11.02. INDEMNIFICATION BY ARMITEC.COM SHAREHOLDERS. The Armitec.Com Shareholders shall defend, indemnify and hold harmless Armitec and its respective representatives, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with any misrepresentation or omission or breach by Armitec.Com or the Armitec.Com Shareholders of any representation or warranty contained in this Agreement.

                                  ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the covenants, promises, agreements, representations and warranties set forth in this Agreement shall survive the Closing and the consummation of the transactions contemplated by this Agreement.

         SECTION 12.02. FURTHER DOCUMENTS. At any reasonable time upon prior reasonable notice by a party to another party (whether at or after the Closing), the other party shall execute and deliver such further instruments and documents and take such other actions as the other party may reasonably request to vest more effectively in the other party full right, title and interest in and to the shares being conveyed hereunder and to secure for that party the full benefits intended to be secured by this Agreement.

         SECTION 12.03. NOTICES. All notices, requests, demands, consents and other communications which are required or may be given under this Agreement (collectively, the "Notices") shall be in writing and shall be given either (a) by personal delivery against a receipted copy, or (b) by certified or registered
U. S. mail, postage prepaid, or (c) by overnight courier service to the following addresses or to such other address of which written notice in accordance with this Section 12.03 shall have been provided by such party to the others. Notices may only be given in the manner hereinabove described in this
Section 12.03 and shall be deemed received when given in such manner.

         If to Armitec:                             Armitec, Inc.
                                                    P.O. Box 21238
                                                    St. Simons Island, GA 31522
                                                    Attention:  Mr. Don Carman

         If to the Armitec.Com Shareholders:        c/o Armitec.Com, Inc.
                                                    1295 West Garmon Road, NW
                                                    Atlanta, GA  30327
                                                    Attention:  Mr. Bruce Davis

         If to Armitec.Com:                         Armitec.Com, Inc.
                                                    1295 West Garmon Road, NW

                                                    Atlanta, GA  30327
                                                    Attention:  Mr. Bruce Davis

         SECTION 12.04. ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto) constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreements among the parties hereto respecting the subject matter hereof.

         SECTION 12.05. ASSIGNABILITY. This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

         SECTION 12.06. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each other Person who is indemnified under any provision of this Agreement, and their respective heirs, personal and legal representatives, guardians and successors. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights, remedies, obligations or liabilities except as may be otherwise set forth herein.

         SECTION 12.07. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement.

         SECTION 12.08. AMENDMENT; WAIVER. No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance by the other party with any representation, warranty, covenant or agreement herein contained. The effective written waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

         SECTION 12.09. SECTION HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         SECTION 12.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be the same Agreement.

         SECTION 12.11. APPLICABLE LAW. This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Georgia.

         SECTION 12.12. REMEDIES. The parties hereto acknowledge that the Shares being exchanged hereunder are unique, that any claim for monetary damages may not constitute an adequate remedy, and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity or at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         SECTION 12.13. PROCEDURE. Within _______ (__) days of the execution hereof, Armitec and Armitec.Com each shall provide to the other all of the Schedules required of it hereunder, and their respective attorneys shall agree on exemplars of the requisite Exhibits B and C described herein. Armitec and Armitec.Com each shall have an additional five (5) business days to notify the other of its decision to invoke Section 10.01(e)(ii)(B) hereof and terminate this Agreement because it deems it inadvisable to consummate the transactions contemplated hereby. Failing such notice by either Armitec or Armitec.Com within such time, all parties shall be deemed, conclusively, to have waived the provisions of Section 10.01(e)(ii)(B) hereof, which provisions shall thereupon become null and void.

Attest:                             ARMITEC, INC.


                                    By
--------------------------             -----------------------------------
(CORPORATE SEAL)                       Don Carman, Chief Executive Officer


Attest:                             ARMITEC.COM, INC.


                                    By
--------------------------             -----------------------------------
(CORPORATE SEAL)                       Bruce Davis, Chief Executive Officer


                                    THE ARMITEC.COM SHAREHOLDERS



--------------------------          --------------------------------------
Witness                                             Name


--------------------------          --------------------------------------
Witness                                             Name


--------------------------          --------------------------------------
Witness                                             Name


--------------------------          --------------------------------------
Witness                                             Name

                                                                       EXHIBIT B


                              TITLE 8. CORPORATIONS

                       CHAPTER 1. GENERAL CORPORATION LAW

               SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION

                             8 Del. C.ss.262 (2000)

ss. 262. Appraisal rights

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss. ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

         (d)      Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
(i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                       EXHIBIT C


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C 20459

     -----------------------------------------------------------------------

                                  FORM 10-KSB/A

                   ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

[ ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

[X] TRANSITION REPORT PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934
    For the four months ended: December 31, 1999

Commission File Number: 0-11419

ARMITEC, INC.
------------------------------------------------------
(Exact Name of Registrant as specified in its Charter)

DELAWARE                                  22-2435595
-------------------------------           ------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

POST OFFICE BOX 21238, ST. SIMONS ISLAND, GEORGIA    31522-0738
-------------------------------------------------    ----------
Address of Principal executive offices of            Zip Code
         Incorporation or organization

912-634-2584
-------------------------------------------------
Registrants telephone number, including area code

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the last 90 days.

         YES [X]                                     NO [ ]

At December 31, 1999, 3,161,702 shares of the Registrant's Common Stock were issued and 2,006,757 shares of the Registrant's Common Stock were outstanding and the estimated aggregate market value of the Registrant's outstanding common stock held by non-affiliates of the Registrant was approximately $165,000.

         Explanatory Note.

This Report on Form 10-KSB/A amends the disclosure contained in the Annual Report on Form 10-K for the period ended December 31, 1999, filed by Armitec, Inc. with the Securities and Exchange Commission on June 30, 2000. Armitec, Inc. meets the requirements under Item 10(a) of Regulation S-B to enter and file under the Small Business Disclosure System.

Part I

Item 1.  Description of Business

         (A)      General.

                  Armitec, Inc. (Armitec or REGISTRANT), a Delaware corporation, was incorporated on January 20, 1983. The Registrant was formed to provide comprehensive business services to physicians, dentists and professional corporations operating full service dental centers and emergency/industrial medical centers. Armitec found this activity to be unprofitable and it exited the business service activity in fiscal year 1987 and became engaged in the formation, registration, distribution and sale of developmental stage companies. Armitec has no activities at this time.

         (B)      Business of Issuer:

                  The Registrant is currently inactive, and is seeking a merger or business combination for itself.

         (C)      Employees

                  The Company has only one employee, William S. Bryant, who is the President, Chief Executive Officer and Treasurer of the Company.

Item 2.  Properties

                  NONE

Item 3.  Legal Proceedings

                  The Company is not engaged in any litigation, and the officers and directors presently know of no threatened or pending litigation in which it is contemplated that the Company will be made a party.

Item 4.  Submission of Matters to a Vote of Security Holders:

                  Not Applicable.

Part II

Item 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         (A)      Market information:

                  The Registrant's common stock trades in the over-the-counter market. The Registrant's common stock was listed on the NASDAQ National Market System, under the symbol FHSI until November 26, 1986, at which time such listing was suspended because Armitec's assets and net worth fell below the minimum required levels. Armitec was reinstated on NASDAQ on April 2, 1987, but was again suspended on February 12, 1988 when its assets and net worth fell below the NASDAQ minimum requirements. There has not been any trading of Armitec common stock on any listed exchange during calendar years 1995, 1996, 1997, 1998 and 1999.

         (B)      HOLDERS:

                  As of December 31, 1999, the approximate number of holders of record of the Registrant's common stock was 568. In addition to those who hold shares in their individual names, it is reported to Registrant that there are 267 holder's in "street names" for a total of 835 shareholders.

         (C)      DIVIDENDS:

                  Cash dividends have not been paid by the Registrant since it was formed; however, Registrant has during past fiscal years paid stock dividends in its wholly-owned subsidiaries from 1987-1988.

Item 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion of Armitec's financial condition and results of operations. This discussion should be read in conjunction with the Financial Statements of Armitec appearing under Item 7 of this Report.

         (a) Results of Operations

                  The discontinuance in 1988 of the professional administrative marketing business decreased revenues; however, it also decreased liabilities and the risk of potential liabilities. The only income presently is gains and losses from sales of stock in the marketplace. Losses from sales of stocks for the four months ending December 31, 1999 aggregated $(37,547). For the years ended August 31, 1999 and 1998, the Company recognized gains on the sale of securities of $75,596 and losses of $(26,808), respectively.

         (b) Financial Condition, Liquidity and Capital Resources.

                  Management does not expect that the condition of Armitec can be improved unless it can form a business relationship between it and another going concern.

Item 7.  FINANCIAL STATEMENTS:

         The following data, insofar as it relates to the period September 1, 1997 to December 31, 1999 has been derived from annual financial statements, including the balance sheets at December 31, 1999, August 31, 1999 and 1998 and the related statements of operations and cash flows for four months ended December 31, 1999 and the years ended August 31, 1999 and 1998 and notes thereto appearing elsewhere herein. This financial data should be read in conjunction with the financial statements of the Company and the related notes thereto attached to this Annual Report.

                                            Four months ended     Year ended August 31,
                                               December 31,     -------------------------
                                                   1999            1999            1998
                                               -----------      ---------        --------
         Operating revenues                     $    Nil        $    Nil         $    Nil

         Net income (loss)                      $(57,505)       $ 60,821         $(57,333)

         Net income (loss) per share            $(0.0287)       $ 0.0303         $(0.0286)




                                                                      August 31,
                                              December 31,     -------------------------
                                                  1999           1999             1998
                                              -----------      --------         --------
         Current assets                        $140,832        $169,451         $165,488

         Working Capital                       $ 78,599        $ 34,665         $163,495

         Total Assets                          $225,719        $300,749         $187,163

         Stockholders' equity                  $163,486        $220,991         $160,170


         The following documents are filed as part of this report:

         (1) Report of Independent Certified Public Accountants                    F-1
         (2) Financial statements:
              Balance Sheets as of December 31, 1999, August 31, 1999 and 1998     F-2
              Statements of operations for the four months ended December
                31, 1999, and years ended August 31, 1999 and 1998                 F-3
              Statements of Stockholders' Equity for four months ended
                December 31, 1999, and years ended August 31, 1999 and 1998        F-4
              Statements of cash flows for the four months ended December 31,
                1999, and years ended August 31, 1999 and 1998                     F-5
              Notes to Financial Statements                                        F-6

All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or other notes herein.

Item 8. DISAGREEMENTS ON ACCOUNTING AND FINANCIAL MATTERS

                       NONE

Part III

Item 9. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table sets forth all the directors, executive officers and significant employees of the Registrant as of December 31, 1999. In the years prior to December 31, 1999, various officers, directors and control persons have failed to timely report under section 16(a) of the Exchange Act

--------------------------------------------------------------------------------
            NAME                      AGE                     POSITION
--------------------------------------------------------------------------------
William S. Bryant                      79           President, CEO, Treasurer,
                                                    and Director

--------------------------------------------------------------------------------
Donald C. Carman                       70           Director

--------------------------------------------------------------------------------

         William S. Bryant became a Director of the Company in 1988 and was elected President of the Company in 1991. He graduated from IAS in Chicago, Illinois, in 1948 with a B.A. in accounting and has served in various positions in the public and private sector.

         Donald C. Carman became a Director and was elected President, Treasurer and Chief Executive Officer of the Company in 1985. He served as President and Chief Executive Officer until 1991, when he was replaced by William S. Bryant. He graduated from West Liberty College in 1952 with a degree in Pre-Law and from West Virginia College of Law in 1954 with a J.D. He is a former Tax Commissioner of West Virginia and is an attorney and entrepreneur. He was President of White Ash Mining Corp. and has served in various executive positions.

         Directors hold office until the next annual meeting of shareholders. Officers are elected by the Board of Directors following the Annual meeting of stockholders.

Item 10. EXECUTIVE COMPENSATION

         Cash compensation. The following table sets forth the actual cash compensation of any officer or director of the Registrant who received in excess of $60,000 in the four months ended December 31, 1999 and the years ended August 31, 1999 and 1998, and the actual cash compensation of all officers and directors of the Registrant as a group for said fiscal year.

                  Officer or Director                                  NONE
                  All Officers or Directors as a group                 NONE

         Compensation of Directors:

         During the Registrant's fiscal year ended December 31, 1987, the Registrant passed a resolution that all officers and directors who attended meetings of the Board of Directors or Shareholders and who were not on other salary with Armitec, would receive restricted shares of stock of Armitec, equal to $500 per day. The number of shares to be determined by the bid price of the stock on the meeting date. Directors were not paid any stock under the foregoing resolution during the previous fiscal year.

Item 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT

         The following table sets forth information regarding ownership of the Registrant's common stock by all persons who are known by the Registrant to own more than 5% of the total outstanding shares and by all officers and directors of the Company as of December 31, 1999. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company's principal executive office. Directors not included in the table below do not hold Company securities.

                                                   SHARES BENEFICIALLY OWNED
                                                    AS OF DECEMBER 31, 1999

NAME AND ADDRESS                                 NUMBER                PERCENT
William S. Bryant, President                      30,000                  1.5

E.L. Carman                                      907,875                 45.1
110 St. Andrews
St. Simons Island, Georgia  31522

Donald C. Carman                                 204,000                 10.3


Changes in Control:

         Registrant is not aware of any arrangement which may result in a change of control of Registrant at present.

Item 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions with Management and Certain Business Relationships.


During the four months ended December 31, 1999, the Company advanced $5,000 to Colonial Corporation, a company owned 100% by Donald C. Carman.


         Indebtedness of Management

                                    NONE

Item 13. OTHER

         Exhibit 27 - Financial Data Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date 11/27/00                        /s/ WILLIAM S. BRYANT
                                         --------------------------------------
                                         WILLIAM S. BRYANT, Director,
                                         Chairman of the Board, President,
                                         Chief Executive Officer,
                                         Chief Financial and Accounting Officer
                                         Treasurer

                                    EXHIBITS


                              FINANCIAL INFORMATION







                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Armitec, Inc.
St. Simons Island, Georgia

We have audited the accompanying balance sheets of Armitec, Inc. (formerly Family Health Systems, Inc.) as of December 31, 1999 and August 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the four months ended December 31, 1999 and the years ended August 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armitec, Inc. (formerly Family Health Systems, Inc.) as of December 31, 1999 and August 31, 1999, and the results of its operations and its cash flows for the four months ended December 31, 1999 and years ended August 31, 1999 and 1998 in conformity with generally accepted accounting principles.




MOORE STEPHENS TILLER LLC

Brunswick, Georgia
May 23, 2000

                                  ARMITEC,INC.
                      (FORMERLY FAMILY HEALTH SYSTEMS,INC.)

                                 BALANCE SHEETS

                                                                              DECEMBER 31,    AUGUST 31,
                                                                                 1999            1999
                                                                              -----------    -----------
                                     ASSETS

CURRENT:
  Cash                                                                        $    41,758    $     2,718
  Accounts receivable                                                                  --            688
  Marketable securities (Note 5)                                                   99,074        166,045
                                                                              -----------    -----------
         TOTAL CURRENT ASSETS                                                     140,832        169,451

Other receivables (Note 3)                                                         60,512        114,423
Investment in closely-held company, at cost (Note 5)                               24,375         16,875
                                                                              -----------    -----------
                                                                              $   225,719    $   300,749
                                                                              ===========    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Cash overdraft - Investment margin account                                  $    23,333    $    54,758
  Accounts payable                                                                 13,900             --
  Amount payable to an individual (Note 8)                                         25,000         25,000
                                                                              -----------    -----------
         TOTAL CURRENT LIABILITIES                                                 62,233         79,758
                                                                              -----------    -----------
STOCKHOLDERS' EQUITY
  Common stock; no par value; 25,000,000 share authorized; 3,161,702 shares issued; 2,006,757 and 2,006,757 shares
    outstanding                                                                     3,351          3,351
  Paid in capital                                                               2,673,705      2,673,705
  Deficit                                                                      (2,513,570)    (2,456,065)
                                                                              -----------    -----------
         TOTAL STOCKHOLDERS' EQUITY                                               163,486        220,991
                                                                              -----------    -----------
                                                                              $   225,719    $   300,749
                                                                              ===========    ===========






                       See Notes to Financial Statements.

                                  ARMITEC,INC.
                      (FORMERLY FAMILY HEALTH SYSTEMS,INC.)

                            STATEMENTS OF OPERATIONS

                                          FOUR MONTHS
                                             ENDED        YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    AUGUST 31,     AUGUST 31,
                                             1999           1999           1998
                                          -----------    -----------    -----------
REVENUES                                  $        --    $        --    $        --
                                          -----------    -----------    -----------
EXPENSES:
  Bad debt expense                                 --             --         18,100
  Professional fees                            17,900          3,000          1,968
  Other administrative                          2,058         11,775          6,740
                                          -----------    -----------    -----------
                                               19,958         14,775         26,808
                                          -----------    -----------    -----------
OPERATING INCOME (LOSS)                       (19,958)       (14,775)       (26,808)

OTHER INCOME (EXPENSE)
  Dividends                                        --             --            826
  Gains (losses) on sales of securities       (37,547)        75,596        (31,351)
                                          -----------    -----------    -----------
NET INCOME (LOSS)                         $   (57,505)   $    60,821    $   (57,333)
                                          ===========    ===========    ===========
Net income (loss) per share:
    Basic and diluted                     $     (0.03)   $      0.03    $     (0.03)
                                          ===========    ===========    ===========
Weighted average shares outstanding         2,006,757      2,006,757      2,006,757
                                          ===========    ===========    ===========





                       See Notes to Financial Statements.

                                  ARMITEC,INC.
                      (FORMERLY FAMILY HEALTH SYSTEMS,INC.)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                                        Common Stock      Additional
                                                     ------------------     Paid-In
                                                      Shares     Amount    Capital      (Deficit)        Total
                                                     ---------   ------   ----------   -----------    ---------
Balance, August 31, 1997 as previously reported      2,006,757   $3,351   $2,673,705   $(2,434,553)   $ 242,503

  Adjustment applicable to re-establishment of
     note payable for liability written off                 --       --           --       (25,000)     (25,000)
                                                     ---------   ------   ----------   -----------    ---------
Balance, August 31, 1997, as restated                2,006,757    3,351    2,673,705    (2,459,553)     217,503

  Net loss for year ended August 31, 1998                   --       --           --       (57,333)     (57,333)
                                                     ---------   ------   ----------   -----------    ---------
Balance, August 31, 1998                             2,006,757    3,351    2,673,705    (2,516,886)     160,170

  Net income for year ended August 31, 1999                 --       --           --        60,821       60,821
                                                     ---------   ------   ----------   -----------    ---------
Balance, August 31, 1999                             2,006,757    3,351    2,673,705    (2,456,065)     220,991

  Net loss for four months ended December 31, 1999          --       --           --       (57,505)     (57,505)
                                                     ---------   ------   ----------   -----------    ---------
Balance, December 31, 1999                           2,006,757   $3,351   $2,673,705   $(2,513,570)   $ 163,486
                                                     =========   ======   ==========   ===========    =========






                       See Notes to Financial Statements.

                                 ARMITEC,INC.
                      (FORMERLY FAMILY HEALTH SYSTEMS,INC.)

                            STATEMENTS OF CASH FLOWS

                                                      FOUR MONTHS
                                                         ENDED     YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  AUGUST 31,    AUGUST 31,
                                                         1999         1999           1998
                                                       ---------    ---------    -----------
CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:
  Net income (loss)                                    $ (57,505)   $  60,821    $   (57,333)
  Adjustments to reconcile net income (loss) to
    cash (used in) operating activities
      (Gain) loss on sale of investments                  37,547      (75,596)        31,351
  Cash provided by (used for):
       Increase (decrease) in accounts payable            13,900           --        (17,550)
      (Increase) decrease in trade receivables               688         (688)         6,500
                                                       ---------    ---------    -----------
  Cash (used in) operating activities                     (5,370)     (15,463)       (37,032)
                                                       ---------    ---------    -----------
CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES:
  Proceeds from sale of investments                      124,979      514,325      1,346,849
  Purchase of investments                                (95,554)    (491,090)    (1,371,082)
  Advances (repayments) on investment margin account     (31,425)      52,765          1,993
  Advances made to drilling company                       (9,090)    (134,373)        (4,800)
  Repayment of advances by drilling company               63,000       24,750             --
  Advances on notes receivable                                --           --        (40,079)
  Repayment of note receivable                                --       34,155          5,924
  Investment in closely-held company                      (7,500)          --        (16,875)
                                                       ---------    ---------    -----------
  Cash (used in) provided by investing activities         44,410          532        (78,070)
                                                       ---------    ---------    -----------
Net increase (decrease) in cash and cash equivalents      39,040      (14,931)      (115,102)
Cash, beginning of period                                  2,718       17,649        132,751
                                                       ---------    ---------    -----------
Cash, end of period                                    $  41,758    $   2,718    $    17,649
                                                       =========    =========    ===========




                       See Notes to Financial Statements.

                                  ARMITEC,INC.
                      (FORMERLY FAMILY HEALTH SYSTEMS,INC.)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS - Armitec, Inc. (Company) was organized to provide comprehensive administrative, marketing and consulting services to group dental and medical practices and began operations on May 1, 1983. Effective in October 1987, all administrative and marketing agreements had been terminated and the Corporation has been inactive since that time.

         BASIS OF ACCOUNTING - The Company's policy is to prepare its financial statements on the accrual basis of accounting.

         NET INCOME (LOSS) PER SHARE - Basic and diluted net income (loss) per share has been computed using the weighted average number of shares of common stock outstanding during the applicable period. The Company does not have any stock option plans. There are no outstanding warrants or options and therefore no potential dilution to earnings per share for the periods presented.

         CASH AND CASH EQUIVALENTS - Cash and cash equivalents include all highly liquid investments with initial maturity dates of no more than three months.

         ESTIMATES - The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and assumptions regarding certain types of assets, liabilities revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

2.       CHANGE IN ACCOUNTING YEAR

         The Company has elected to change its accounting year from a fiscal year ending August 31 to a calendar year ending December 31. The change results in a short accounting year of four months ended December 31, 1999.

3.       OTHER RECEIVABLES

         During 1999, the Company advanced funds to an entity involved in pumping water into otherwise non-productive or low production oil wells and extracting the raw crude oil. These advances are non-interest bearing with no stated method of repayment and are not evidenced by a note. Advances made during the four months ended December 31, 1999 and the year ended August 31, 1999 aggregated $2,800 and $112,323, respectively. Repayments of advances in the amount of $63,000 and $24,750 were made during the four months ended December 31, 1999 and the year ended August 31, 1999, respectively. At December 31, 1999 and August 31, 1999 the balance advanced was $29,372 and $92,372, respectively.

         In addition, the Company made advances during the year ending August 31, 1999 in connection with a natural gas drilling operation in West Virginia. The drilling operations are on acreage adjoining a producing natural gas field. Advances made by the Company during the four months ended December 31, 1999 was $2,090. No repayments have been received. At December 31, 1999 and August 31, 1999 the balance advanced was $24,140 and $22,049, respectively.

         Advances were also made to a formerly dormant corporation during the four months ended December 31, 1999. This advance is not evidenced by a note and bears no rate of interest or method of repayment. The amount advanced during the four months ended December 31, 1999 aggregated $5,000. At December 31, 1999 the balance advanced was $5,000.

         Additionally, advances of $2,000 were made to another going concern in the oil and gas industry. At December 31, 1999 the balance advanced was $2,000.

4.       NOTES RECEIVABLE

         An advance was made to the majority stockholder of the Company during 1998. This advance was evidenced by a note receivable in the amount of $15,079. The balance outstanding at August 31, 1998 was $9,155. This note was repaid during the year ended August 31, 1999.

5.       INVESTMENTS

         The Company's investments in marketable equity securities are held for an indefinite period and thus are classified as available for sale. Available for sale securities are recorded at fair value in investments on the balance sheet, with the change in fair value during the period excluded from earnings and recorded in the equity section of the balance sheet. There were no unrealized holding gains or losses at December 31, 1999 or August 31, 1999 due to all unrealized losses being realized in the write-down to cost.

         At December 31, 1999 and August 31, 1999 investments were written down to their estimated realizable values, because in the opinion of management, the decline in market value of those securities is considered to be other than temporary.

         Investments in securities are summarized below:

                                              Unrealized   Unrealized    Fair
                  Description                    Gain         Loss       Value
                  -----------                 ----------   ----------   ------
         December 31, 1999:
            Available-for-sale securities:
              Common Stock                    $    --      $    --      $ 99,074
                                              -------      -------      --------
         August 31, 1999:
            Available-for-sale securities:
              Common Stock                    $    --      $    --      $166,045
                                              -------      -------      --------

         During the year ended August 31, 1999 and the four months ended December 31, 1999, the Company invested $16,875 and $7,500, respectively in a closely-held corporation. This corporation is involved in the waste management industry. The minority interest in this investment of $24,375 is carried at cost and management of the Company believes that the carrying value is recoverable.

6.       INCOME TAXES

         As of December 31, 1999, the Company has net operating loss carryforwards of approximately $1,350,000 which expire under current law from 2000 through 2013. These net operating losses expire as follows: $1,236,000 in 2001; $61,000 in 2002; and $53,000 thereafter.

         Temporary differences giving rise to the deferred tax accounts consist primarily of the net operating loss carryforwards, capital loss carryforwards and investment tax credit carryforwards.

         The deferred tax benefit and deferred tax liability comprised the following at December 31, 1999 and August 31, 1999:

                                                  December 31,   August 31,
                                                     1999           1999
                                                   ---------      ---------
         Deferred tax benefit:
           Net operating loss carryforwards        $ 579,848      $ 783,367
           Capital loss carryforwards                 17,070          4,304
           Write down of marketable securities            --             --
           Investment tax credit carryforwards        11,190         22,332
           Value allowance                          (608,108)      (810,003)
                                                   ---------      ---------
           Net deferred tax benefit                $      --      $      --
                                                   =========      =========

         The change in valuation allowance for the four months ended December 31, 1999 aggregated $201,895 largely due to expiration of tax carryforwards.

         During the year ended August 31, 1999, the company had taxable income of approximately $61,000. The income tax expense attributable to this income was approximately $12,200. The company offset this expense by utilizing $61,000 of its net operating loss carryforward and recognizing a $12,200 income tax benefit.

7.       CONCENTRATIONS OF CREDIT RISK

         The Company has outstanding receivables from companies in oil and gas exploration industry which are considered speculative industries. Therefore, the Company has an industry concentration of credit risk in the oil and gas industry. At December 31, 1999 the company considers these receivables to be valued at recoverable value and no valuation allowance is necessary.

8.       PRIOR PERIOD ADJUSTMENT

         The Company discovered during a review of old records a liability determined to be valid which had been written off in a prior year. The liability was re-established through a prior period adjustment charged to retained earnings at August 31, 1997. The amount of the liability was $25,000 and has been settled subsequent to December 31, 1999 through the issuance of 18,000 shares of the Company's common stock and a cash payment of $5,000.

9.       SUBSEQUENT EVENT

         During the first quarter of 2000, the company invested in certain traded options and realized a loss of approximately $161,000 as the options expired in March 2000.

10.      CONTINGENCY

         As disclosed in Note 1, the Company has been inactive in its operating business since 1987. As a result, several Forms 10-K and 10-Q have not been filed. The Company has since filed a notification of late filing with the Securities and Exchange Commission for reports 10-K and 10-Q due to be filed for the period August 31, 1997 to December 31, 1999 and is currently filing all late filings. Any liability resulting from the late filing is undetermined and is not reflected in these financial statements.

                                                                       Exhibit D

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20459

                                    FORM 10Q

                  QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

For Quarter Ended:  September 30, 2000

Commission File Number:  0-11419

Armitec, Inc.
------------------------------------------------------
(Exact Name of Registrant as specified in its Charter)



Delaware                                           22-2435595
------------------------------------------------   -----------------------------
(State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                  Identification No.)


Post Office Box 21238, St. Simons Island, Georgia  31522-0738
-------------------------------------------------  -----------------------------
Address of Principal executive offices of          Zip Code
    Incorporation or organization


912-634-2584
-------------------------------------------------
Registrants telephone number, including area code


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the last 90 days.

         YES [X]                                   NO [ ]


                      APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as to the latest practical date.

              CLASS                         No. of shares Outstanding on
                                            September 30, 2000

         Common Stock                              3,051,857
         Par Value $.00167
         Per share

                                     PART I

                              FINANCIAL INFORMATION

Item 1. Financial Statements

                                   ARMITEC, INC.
                                  BALANCE SHEETS

                                                                           September 30,          December 31,
                                                                               2000                   1999
                                                                           -------------          ------------
                                                                            (Unaudited)            (Audited)
                                     ASSETS
CURRENT:
  Cash                                                                     $          0           $     41,758
  Marketable securities                                                               0                 99,074
                                                                           ------------           ------------
          TOTAL CURRENT ASSETS                                                        0                140,832

  Other receivables                                                                   0                 60,512
  Investment in closely-held company                                                  0                 24,375
                                                                           ------------           ------------
                                                                           $          0           $    225,719
                                                                           ============           ============

                 LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Cash overdraft - Investment margin account                               $          0           $     23,333
  Accounts payable                                                                    0                 13,900
  Advance payable - E. Carman                                                         0                 25,000
                                                                           ------------           ------------
          TOTAL CURRENT LIABILITIES                                                   0                 62,233
                                                                           ------------           ------------
STOCKHOLDERS' EQUITY:
  Common Stock                                                                    5,051                  3,351
  Paid in capital                                                             2,702,005              2,673,705
  Retained earnings (deficit)                                                (2,707,056)            (2,513,570)
                                                                           ------------           ------------
          TOTAL STOCKHOLDERS' EQUITY                                                  0                163,486
                                                                           ------------           ------------
                                                                           $          0           $    225,719
                                                                           ============           ============

                             See accompanying notes.

                                  ARMITEC, INC.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                           THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                      SEPTEMBER 30,       MAY 31,       SEPTEMBER 30,       MAY 31,
                                                          2000             1999             2000             1999
                                                      -------------     -----------     -------------     -----------
REVENUES                                               $        --      $        --      $        --      $        --
                                                       -----------      -----------      -----------      -----------

EXPENSES:
  Auto expense                                                  --               --            1,374              718
  Bank service charges                                          --               --               --               --
  Salaries and compensation                                     --               --           10,000               --
  Miscellaneous                                                 --              965            1,033            3,096
  Office Supplies                                              277               --              453              337
  Postage                                                       --              147              246              308
  Professional fees                                         13,360               --           25,246            1,000
  Publications                                                  --               42            4,061            4,928
  Stock transfer fees                                           --               --               --           (1,250)
  Telephone                                                     40               59              140              156
  Travel                                                       149               21            1,311            2,675
                                                       -----------      -----------      -----------      -----------
                                                            13,826            1,234           43,864           11,968
                                                       -----------      -----------      -----------      -----------
OPERATING INCOME (LOSS)                                    (13,826)          (1,234)         (43,864)         (11,968)

OTHER INCOME (EXPENSE)
  Capital gains (losses) on
    available-for-sale securities                           10,201               --          (62,704)          17,221
  Interest and dividends                                        --               --              133               --
  Miscellaneous income                                          --               --            1,603               --
  Interest expense                                             (61)              --             (726)              --
  Compensation to officers                                 (87,928)              --          (87,928)              --
                                                       -----------      -----------      -----------      -----------
NET INCOME (LOSS)                                      $   (91,614)     $    (1,234)     $  (193,486)     $     5,253
                                                       ===========      ===========      ===========      ===========

AVERAGE NUMBER OF SHARES-BASIC                           3,029,175        2,006,757        2,467,518        2,006,757
AVERAGE NUMBER OF SHARES-DILUTED                         3,029,175        2,006,757        2,467,518        2,006,757

EARNINGS (LOSS) PER SHARE
  BASIC                                                $   (0.0302)     $   (0.0006)     $   (0.0784)     $    0.0026
  DILUTED                                              $   (0.0302)     $   (0.0006)     $   (0.0784      $    0.0026

                                 See accompanying notes.

                                  ARMITEC, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                   Nine Months Ended
                                                                           September 30,            May 31,
                                                                               2000                  1999
                                                                           ------------           ------------
CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:
  Net loss                                                                 $   (193,486)          $      5,253
  Adjustments to reconcile net income (loss) to cash
   (used in) operating activities:
    (Gain) loss on sale of investments                                           83,106                (17,222)
  Cash provided by (used for):
     Compensation stock issued                                                   10,000                     --
     Transfer of net assets to officers                                          87,928                     --
    (Increase) decrease in trade receivables                                         --                   (125)
    (Increase) decrease in other receivables                                     (6,000)               (56,075)
    (Increase) decrease in note receivable                                           --                  9,155
     Increase (decrease) in accounts payable                                    (13,900)                    --
                                                                           ------------           ------------
  Cash (used in) operating activities                                           (32,352)               (59,014)

CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES:
  Proceeds from sale of investments                                             326,919                695,101
  Purchase of investments                                                      (316,863)              (744,233)
  Transfer to operating cash                                                      8,871                100,750
  Transfer from operating cash                                                       --                (36,552)
                                                                           ------------           ------------
  Cash provided by investing activities                                          18,927                 15,066
                                                                           ------------           ------------
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES:
  Advance received from an individual                                            68,000                     --
  Repayment of advance received from individual                                 (68,000)                    --
  Principal payment on notes payable                                             (5,000)                    --
                                                                           ------------           ------------
  Cash (used in) financing activities                                            (5,000)                    --
                                                                           ------------           ------------
Net increase (decrease) in cash and cash equivalents                            (18,425)               (43,948)
Cash and cash equivalents, beginning of period                                   18,425                 15,656
                                                                           ------------           ------------
Cash and cash equivalents, end of period                                   $         --           $    (28,292)
                                                                           ============           ============

                               See accompanying notes.

                                  ARMITEC, INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                      Nine Months Ended September 30, 2000


1.       ORGANIZATION AND BASIS OF PRESENTATION

         On August 24, 2000, the majority of the shareholders of Registrant elected to change the name of Registrant from Family Health Systems, Inc. to Armitec, Inc. Additionally, on August 24, 2000, the majority of the shareholders of the Registrant elected to increase the authorized shares of Common Stock of the Registrant to fifty million (50,000,000). An amendment to Registrant's Certificate of Incorporation reflecting the name change and increase in the authorized shares of Capital Stock was filed with the Secretary of the State of Delaware on August 30, 2000.

         On September 8, 2000, Armitec received a new symbol from NASDAQ, which is AMTI. At this time, Armitec is currently in the process of having its stock relisted on the OTC Bulletin Board

         On September 15, 2000, the Board of Directors and the majority of the shareholders of Armitec, Inc. (Armitec) approved the terms of the purchase of Armitec.com, Inc. Those basic terms involve the issuance of Armitec Common Stock to the shareholders of Armitec.com in exchange for their shares of Armitec.com., so that after the issuance, the shareholders of Armitec.com will hold 45.68% of the outstanding shares of Armitec and the current shareholders of Armitec will retain 10.00% ownership. Additionally, 39.32% of the outstanding shares of Armitec will be reserved for use in a Private Offering of such shares in order to raise capital for Armitec. To the extent that such shares are not sold in a Private Placement, the Armitec.com shareholders may purchase such shares for a nominal amount. Additionally, 5.00% of the outstanding shares of Armitec will be reserved to hire consultants to assist Armitec after the acquisition.

         On September 15, 2000 Armitec executed a definitive Plan and Agreement to Exchange Stock (Plan) with Armitec.com. The closing date of the foregoing stock exchange is dependent upon the completion and satisfaction of required shareholder consents and notifications. As of November 17, 2000, these items have not been completed.

         In contemplation of this Plan, The Board of Directors and a majority of the shareholders approved a distribution of remaining net assets of the Company as of August 31, 2000 to Colonial Corporation, a company controlled by an officer of Armitec. The net assets were $87,928 and this transaction was recorded in the accompanying statement of operations as compensation expense for the quarter ended
         September 30, 2000. The company does not presently have any operations.

         In December 1999, the Board of Directors and a majority of the shareholders of Armitec, Inc. approved a change it the company's year end from August 31st to December 31st. The company has elected to include the comparable interim financial information required by the Securities and Exchange Commission based on the fiscal quarters from the year ended August 31, 1999.

         The information presented at September 30, 2000, and for the periods ended September 30, 2000 and May 31, 1999 is unaudited, however, in the opinion of management, includes all normal recurring adjustments necessary for a fair presentation of the financial position, results of operations and cash flows of Armitec for the periods presented. Historical results may not be indicative of the results to be expected in the future. Certain information in footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements, notes thereto and other information should be read in conjunction with the historical financial statements and related notes thereto contained in Armitec's Annual Report on Form 10-K for the four months ended December 31, 1999.

Item 2. Management's Discussion and Analysis of Financial Condition and results of operation

         (A)      General Development of Business.

                  Armitec, Inc. (Armitec or The Registrant) a Delaware corporation, was incorporated on January 20, 1983. The Registrant was formed to provide comprehensive business services to physicians, dentists and professional corporations operating full service dental centers and emergency/industrial medical centers. Armitec found this activity to be unprofitable and it exited the business service activity in fiscal year 1987 and became engaged in the formation, registration, distribution and sale of developmental stage companies. Armitec has no activities at this time.


         (B)      Description of business:

                  The Registrant is currently inactive.

         (C)      Market risk and Investment Risk:

                  Presently, the Company has no assets or liabilities.

Item 3.  Legal Proceedings
                           NONE

Item 4.  Submission of Matters to a Vote of Security Holders:
                           NONE

Item 5.  Other information:
                           NONE

Item 6.  Exhibits and Reports on Form 8-K:
                  Exhibit 27 - Financial Data Schedule (for SEC use only)

                  Armitec filed a current report on Form 8-K, as amended, on November 20, 2000, with the Securities and Exchange Commission on September 22, 2000 for the purposes of reporting a change in the name of the Registrant, an increase in authorized shares of the Company's common stock and the signing of an agreement to acquire the stock of Armitec.com, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        ARMITEC, INC.



November 20, 2000                       /s/ William  S. Bryant
                                        ----------------------------------------
                                        William S. Bryant, President
                                        Chief Financial Officer